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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Level 3 Communications, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

LEVEL 3 COMMUNICATIONS, INC.
1025 Eldorado Boulevard
Broomfield, CO 80021

April 5, 2012

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Level 3 Communications, Inc. ("Level 3") to be held at 9:00 a.m. on May 24, 2012, at the Level 3 Communications Headquarters, 1025 Eldorado Boulevard, Broomfield, Colorado 80021.

        At the Annual Meeting, you will be asked to consider and act upon the following matters:

  •
  the reelection to our Board of Directors of 12 directors, each for a one-year term until the 2013 Annual Meeting of Stockholders or until their successors have been elected and qualified; and

  •
  the approval of an amendment to our restated certificate of incorporation increasing the number of authorized shares of our common stock, par value $.01 per share, by 50 million from 293,333,333 to 343,333,333; and

  •
  the approval of the amendment of the Level 3 Communications, Inc. Stock Plan to increase the number of shares of our common stock, par value $.01 per share, that are reserved for issuance under the plan by 6,500,000; and

  •
  the ratification of our implementation of a Rights Agreement that is designed to protect our U.S. net operating loss carryforwards from limitations pursuant to Section 382 under the U.S. Internal Revenue Code of 1986, as amended; and

  •
  the approval of the named executive officer executive compensation, which vote is on an advisory basis; and

  •
  the transaction of such other business as may properly come before the Annual Meeting.

        Our Board of Directors recommends that you reelect the 12 nominees for director, each for a one-year term until the 2013 Annual Meeting of Stockholders, approve the amendment to our restated certificate of incorporation increasing the number of authorized shares of our common stock, par value $.01 per share, by 50 million from 293,333,333 to 343,333,333, approve the amendment of the Level 3 Communications, Inc. Stock Plan to increase the number of shares of our common stock, par value $.01 per share, that are reserved for issuance under that plan by 6,500,000, ratify the implementation of the Rights Agreement, and approve the named executive officer compensation on an advisory basis. See "REELECTION OF DIRECTORS PROPOSAL," "COMMON STOCK PROPOSAL," "STOCK PLAN PROPOSAL," "RATIFICATION OF RIGHTS AGREEMENT PROPOSAL," and "VOTE ON COMPENSATION PROPOSAL."

        Following the completion of the formal business portion of the Annual Meeting, members of our senior management will be making a presentation. We expect that this presentation will be followed by an open question and answer session with members of our senior management. We anticipate that the Annual Meeting will conclude at the end of the question and answer period but in any event promptly at 11:00 a.m.

        Information concerning the matters to be considered and voted upon at the Annual Meeting is contained in the attached Notice of Annual Meeting and Proxy Statement. It is important that your shares be represented at the Annual Meeting, regardless of the number you hold. To ensure your representation at the Annual Meeting, if you are a stockholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive. If you do not wish to vote in person or if you will not be attending the Annual Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials that was previously mailed to you, or, if you requested or otherwise received printed copies of the proxy materials, you can also vote by mail, by telephone or on the Internet as instructed on the proxy card that you received. If you attend the Annual Meeting, you may vote in person even if you have previously returned a proxy card.

Sincerely,

Walter Scott, Jr. Chairman of the Board

LEVEL 3 COMMUNICATIONS, INC.
1025 Eldorado Boulevard
Broomfield, CO 80021

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS
To be held May 24, 2012

To the Stockholders of Level 3 Communications, Inc.:

        The 2012 Annual Meeting of Stockholders or any adjournment or postponement thereof (the "Annual Meeting") of Level 3 Communications, Inc., a Delaware corporation ("Level 3" or "our"), will be held at the Headquarters of Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021 at 9:00 a.m. on May 24, 2012, for the following purposes:

  1.
  To reelect all 12 directors of the Board of Directors of Level 3 each for a one-year term until the 2013 Annual Meeting of Stockholders or until their successors have been elected and qualified; and

  2.
  To approve an amendment to our restated certificate of incorporation increasing the number of authorized shares of our common stock, par value $.01 per share, by 50 million from 293,333,333 to 343,333,333; and

  3.
  To approve the amendment of the Level 3 Communications, Inc. Stock Plan to increase the number of shares of our common stock, par value $.01 per share, that are reserved for issuance under the plan by 6,500,000; and

  4.
  To ratify the implementation of a Rights Agreement that is designed to protect our U.S. net operating loss carryforwards from limitations pursuant to Section 382 under the U.S. Internal Revenue Code of 1986, as amended; and

  5.
  To approve the named executive officer compensation, which vote is on an advisory basis; and

  6.
  To authorize the transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on March 30, 2012 as the record date for the determination of the holders of our common stock entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only holders of record of Level 3 common stock at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. As of May 14, 2012, ten days prior to the Annual Meeting, a list of stockholders entitled to notice of the Annual Meeting and that have the right to vote at the Annual Meeting will be available for inspection at the Level 3 offices located at 1025 Eldorado Boulevard, Broomfield, Colorado 80021.

        The 12 nominees for director will be elected by a plurality of the votes cast by holders of our common stock present in person or by proxy and entitled to vote at the Annual Meeting.

        The proposal to approve an amendment to our restated certificate of incorporation increasing the number of authorized shares of our common stock, par value $.01 per share, by 50 million from 293,333,333 to 343,333,333 requires the affirmative vote of a majority of the outstanding shares of our common stock. The proposal to approve the amendment of the Level 3 Communications, Inc. Stock Plan to increase the number of shares of our common stock, par value $.01 per share, that are reserved

i

for issuance under that plan by 6,500,000 requires the affirmative vote of a majority of the votes cast by holders of our common stock present in person or by proxy and entitled to vote at the Annual Meeting. The proposal to ratify the implementation of a Rights Agreement that is designed to protect our U.S. net operating loss carryforwards from limitations pursuant to Section 382 under the U.S. Internal Revenue Code of 1986, as amended requires the affirmative vote of a majority of the outstanding shares of our common stock. The proposal to approve the named executive officer compensation on an advisory basis, requires the affirmative vote of a majority of the votes cast by holders of our common stock present in person or by proxy and entitled to vote at the Annual Meeting. The proposal to authorize the transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof requires the affirmative vote of a majority of the votes cast by holders of Level 3 common stock present in person or by proxy and entitled to vote at the Annual Meeting.

        The matters to be considered at the Annual Meeting are more fully described in the accompanying Proxy Statement, which forms a part of this Notice.

        ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, IF YOU DO NOT WISH TO VOTE IN PERSON OR IF YOU WILL NOT BE ATTENDING THE ANNUAL MEETING, YOU MAY VOTE BY PROXY. YOU CAN VOTE BY PROXY OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS PROVIDED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS THAT WAS PREVIOUSLY MAILED TO YOU, OR, IF YOU REQUESTED OR OTHERWISE RECEIVED PRINTED COPIES OF THE PROXY MATERIALS, YOU CAN ALSO VOTE BY MAIL, BY TELEPHONE OR ON THE INTERNET AS INSTRUCTED ON THE PROXY CARD THAT YOU RECEIVED. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THAT STOCKHOLDER HAS RETURNED A PROXY.

By Order of the Board of Directors

Dated: April 5, 2012
Walter Scott, Jr. Chairman of the Board

        Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 24, 2012: The Level 3 Communications, Inc. Proxy Statement for the 2012 Annual Meeting of Stockholders and the 2011 Annual Report to Stockholders are available at http://www.ematerials.com/lvlt.

ii

LEVEL 3 COMMUNICATIONS, INC.
1025 Eldorado Boulevard
Broomfield, CO 80021

Proxy Statement
April 5, 2012

2012 ANNUAL MEETING OF STOCKHOLDERS
May 24, 2012

        We are furnishing you this Proxy Statement in connection with the solicitation of proxies on behalf of the Board of Directors of Level 3 Communications, Inc. ("Level 3," the "company," "we," "us," or "our") to be voted at the Annual Meeting of Stockholders to be held on May 24, 2012, or any adjournment or postponements thereof (the "Annual Meeting"). This Proxy Statement, the Notice of Annual Meeting, the accompanying Proxy and the Annual Report to Stockholders are first being mailed or made available to Stockholders on or about April 5, 2012. We sometimes refer to our Board of Directors as the "Board" and to this document as the "Proxy Statement."

BACKGROUND INFORMATION

Why am I receiving these materials?

        Our Board of Directors has made these materials available to you in connection with the Board's solicitation of proxies for use at the Annual Meeting, which will take place on May 24, 2012. Our stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

What is included in these materials?

        These materials include:

  •
  Our Proxy Statement for the Annual Meeting; and

  •
  Our 2011 Annual Report to Stockholders, which includes our audited consolidated financial statements.

        If you received printed versions of these materials by mail, these materials also include the proxy card for the Annual Meeting. These materials can also be viewed online at www.ematerials.com/lvlt.

How can I get electronic access to the proxy materials?

        The Notice will provide you with instructions regarding how to:

  •
  View our proxy materials for the Annual Meeting on the Internet; and

  •
  Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and is more environmentally friendly. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

 Will senior management be making a presentation at the Annual Meeting?

        Yes, following the completion of the formal business portion of the Annual Meeting, members of our senior management will be making a presentation. We expect that this presentation will be followed by an open question and answer session with members of our senior management. We anticipate that the Annual Meeting will conclude at the end of the question and answer period but in any event promptly at 11:00 a.m.

 What items will be voted on at the Annual Meeting?

        The following are the items that will be voted on at the Annual Meeting:

  1.
  To reelect all 12 directors of the Board of Directors of Level 3 each for a one-year term until the 2013 Annual Meeting of Stockholders or until their successors have been elected and qualified; and

  2.
  To approve an amendment to our restated certificate of incorporation increasing the number of authorized shares of our common stock, par value $.01 per share, by 50 million from 293,333,333 to 343,333,333; and

  3.
  To approve the amendment of the Level 3 Communications, Inc. Stock Plan to increase the number of shares of our common stock, par value $.01 per share, that are reserved for issuance under the plan by 6,500,000; and

  4.
  To ratify the implementation of a Rights Agreement that is designed to protect our U.S. net operating loss carryforwards from limitations pursuant to Section 382 under the U.S. Internal Revenue Code of 1986, as amended; and

  5.
  To approve the named executive officer compensation, which vote is on an advisory basis.

What are our Board of Directors' voting recommendations?

        Our Board of Directors recommends that you reelect the 12 nominees for director, each for a one-year term until the 2013 Annual Meeting of Stockholders, that you vote for the approval of the proposed amendment our Restated Certificate of Incorporation to increase the number of authorized shares of our common stock, par value $.01 per share, by 50 million from 293,333,333 to 343,333,333, that you vote for approval of the amendment of our Plan to increase the number shares of our common stock, par value $.01 per share reserved for issuance under that plan by 6,500,000, that you vote for ratification of the implementation of a Rights Agreement that is designed to protect our U.S. net operating loss carryforwards from limitations pursuant to Section 382 under the U.S. Internal Revenue Code of 1986, as amended, and that you vote for approval of the named executive officer compensation, which vote is on an advisory basis.

Where are Level 3's principal executive offices located, and what is Level 3's main telephone number?

        Level 3's principal executive offices are located at 1025 Eldorado Boulevard, Broomfield, Colorado 80021. Our main telephone number is (720) 888-1000.

Does the information in this Proxy Statement reflect the 1-for-15 reverse stock-split that was implemented in October 2011?

        Yes. All of the common stock and common stock related information presented in this Proxy Statement reflects the 1-for-15 reverse stock split that was implemented in October 2011.

 Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

        Pursuant to the rules adopted by the Securities and Exchange Commission (the "SEC"), we are required to provide access to our proxy materials over the Internet. Accordingly, we have sent a Notice of Internet Availability of Proxy Materials (the "Notice") to our stockholders of record and beneficial owners as well as to employees who participate in the Level 3 Communications 401(k) Plan and hold units in the Level 3 Stock Fund. You will have the ability to access the proxy materials on a website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found on the Notice. In addition, you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

        Choosing to receive your proxy materials by email saves us the cost of printing and mailing documents to you and is more environmentally friendly.

Who may vote at the Annual Meeting?

        If you owned our common stock at the close of business on March 30, 2012 (the "Record Date"), then you may attend and vote at the meeting. At the close of business on the Record Date, we had 216,217,175 shares of common stock issued and outstanding, all of which were entitled to one vote on the matters to be considered at the meeting.

What shares are represented by the proxy card that was delivered?

        If we delivered a proxy card to you, the proxy represents all the shares registered in your name with our transfer agent, Wells Fargo Shareowner Services. A proxy that is delivered by your broker, bank or other nominee represents the shares held by you in an account at that institution.

        If you are an employee who participates in the Level 3 Communications, Inc. 401(k) Plan, the proxy card that we delivered to you also will include the shares of our common stock that are attributable to the units that you hold in the Level 3 Stock Fund as part of the 401(k) Plan.

What is the difference between holding shares as a stockholder of record and as a beneficial owner of shares held in street name?

        Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, Wells Fargo Shareowner Services, you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by Level 3.

        Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in "street name," and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.

What is the quorum requirement for the Annual Meeting?

        A majority of Level 3's outstanding common stock on the Record Date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against, withheld or abstained, or broker non-votes, if you:

  •
  Are present and vote in person at the meeting; or

  •
  Have voted on the Internet, by telephone or by properly submitting a proxy card or voting instruction form by mail.

If I am a stockholder of record of Level 3's shares, how do I vote?

        If you are a stockholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

        If you do not wish to vote in person or if you will not be attending the Annual Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you request printed copies of the proxy materials by mail, you can also vote by mail, by telephone or on the Internet.

If I am a beneficial owner of shares held in street name, how do I vote?

        If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a valid legal proxy from the organization that holds your shares.

        If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy over the Internet, or if you request printed copies of the proxy materials by mail, you can also vote by mail or by telephone by following the instructions provided in the Notice.

What happens if I do not give specific voting instructions?

        Stockholders of Record.    If you are a stockholder of record and you:

  •
  Indicate when voting on the Internet or by telephone that you wish to vote as recommended by our Board of Directors; or

  •
  If you sign and return a proxy card without giving specific voting instructions;

then the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the meeting.

        Beneficial Owners of Shares Held in Street Name.    If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters, including the REELECTION OF DIRECTORS PROPOSAL, COMMON STOCK PROPOSAL, STOCK PLAN PROPOSAL, RATIFICATION OF RIGHTS AGREEMENT PROPOSAL, and VOTE ON COMPENSATION PROPOSAL. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform our Inspector of Election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote." When our Inspector of Election tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted (which, in the case of the COMMON STOCK PROPOSAL and the RATIFICATION OF RIGHTS AGREEMENT PROPOSAL, is equivalent to a vote against those proposals). We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.

 How are the shares of our common stock that are attributable to the units held in the Level 3 Stock Fund that is a part of our 401(k) Plan voted?

        If you are an employee who participates in the Level 3 Communications, Inc. 401(k) Plan, your voting instructions will also instruct the trustee of the plan how to vote the shares allocated to your 401(k) Plan account. If you do not vote your proxy (or you submit it with an unclear voting designation or with no voting designation at all), then the plan trustee will vote the shares in your account in proportion to the way the other 401(k) Plan participants vote their shares. Votes under the Level 3 Communications, Inc. 401(k) Plan receive the same confidentiality as all other votes.

How are abstentions treated?

        Abstentions are counted for purposes of determining whether a quorum is present. For the purpose of determining whether the stockholders have approved a matter, abstentions are not treated as votes cast affirmatively or negatively, and therefore do not have any effect on the outcome of a matter to be voted on at the Annual Meeting that requires an affirmative vote of a majority of the votes cast by holders of our common stock present in person or by proxy at the Annual Meeting. Abstentions only have an effect on the outcome of any matter being voted on at the Annual Meeting that requires the approval based on our total shares of common stock outstanding. Two of the proposals to be considered at the Annual Meeting require an affirmative vote based on the total shares outstanding. For these proposals, an abstention is equivalent to a vote against the proposal.

 What is the voting requirement to approve each of the proposals?

        The following table sets forth the voting requirement with respect to each of the proposals:

Proposal 1—Election of directors	The 12 nominees for director will be elected by a plurality of the votes cast by holders of our common stock present in person or by proxy and entitled to vote at the Annual Meeting.

Proposal 2—The amendment to our restated certificate of incorporation to increase the number of authorized shares of our common stock, par value $.01 per share, by 50 million from 293,333,333 to 343,333,333.	To be approved by our stockholders, this proposal requires the affirmative vote of the holders of a majority of the votes entitled to be cast in respect of all outstanding shares of our common stock.

Proposal 3—The amendment of our Level 3 Communications, Inc. Stock Plan to increase the number of shares of our common stock, par value $.01 per share reserved for issuance under the Plan by 6,500,000.
To be approved by our stockholders, this proposal requires the affirmative vote of a majority of the votes cast by holders of our common stock present in person or by proxy and entitled to vote at the Annual Meeting.

Proposal 4—The ratification of the implementation of a Rights Agreement that is designed to protect our U.S. net operating loss carryforwards from limitations pursuant to Section 382 under the U.S. Internal Revenue Code of 1986, as amended.	To be approved by our stockholders, this proposal requires the affirmative vote of the holders of a majority of the votes entitled to be cast in respect of all outstanding shares of our common stock.
Proposal 5—The approval of the named executive officer compensation, which vote is on an advisory basis.
To be approved by our stockholders, this proposal requires the affirmative vote of a majority of the votes cast by holders of our common stock present in person or by proxy and entitled to vote at the Annual Meeting.

Can I change my vote after I have voted?

        You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may vote again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the meeting will be counted), or by signing and returning a new proxy card with a later date, or by attending the meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request in writing that your prior proxy be revoked. Other than as described here, there are no limitations on your ability to revoke or change your vote. If you hold your shares in street name, you should consult your broker for information regarding how to revoke or change your vote.

Is cumulative voting permitted for the election of directors?

        Our Restated Certificate of Incorporation and Amended and Restated By-laws do not permit you to cumulate your votes.

Is my vote confidential?

        Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Level 3 or to third parties, except:

  •
  As necessary to meet applicable legal requirements;

  •
  To allow for the tabulation and certification of votes; and

  •
  To facilitate a successful proxy solicitation.

        Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to management and our Board of Directors.

Who will tabulate the vote?

        Our transfer agent, Wells Fargo Shareowner Services, will tally the vote, which will be certified by an Inspector of Election who is a Level 3 employee.

Where can I find the voting results of the Annual Meeting?

        The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the Inspector of Election and will be reported by us through the filing of a Form 8-K, which we expect to file with the U.S. Securities and Exchange Commission, or SEC, on or before May 30, 2012.

Am I entitled to appraisal rights?

        The Board has not proposed for consideration at the Annual Meeting any transaction for which the laws of the State of Delaware entitle stockholders to appraisal rights.

Who is paying for the cost of this proxy solicitation?

        Level 3 is paying the costs of the solicitation of proxies. We must pay brokerage firms and other persons representing beneficial owners of shares held in street name certain fees associated with:

  •
  Forwarding the Notice to beneficial owners;

  •
  Forwarding printed proxy materials by mail to beneficial owners who specifically request them; and

  •
  Obtaining beneficial owners' voting instructions.

In addition to soliciting proxies by mail, our board members, officers and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone. We will also solicit proxies by email from stockholders who are our employees or who previously requested to receive proxy materials electronically.

What is householding of Proxy Materials?

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of this proxy statement or our annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write or call us at the following address or phone number: Investor Relations, Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021, (720) 888-1000. If you want to receive separate copies of our annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

What is the deadline to propose actions for consideration at the 2013 Annual Meeting of Stockholders or to nominate individuals to serve as directors?

        You may submit proposals, including director nominations, for consideration at future annual meetings of stockholders.

        A stockholder who would like to have a proposal considered for inclusion in our 2013 Proxy Statement must submit the proposal so that it is received by us no later than December 6, 2012. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to the Secretary, Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021.

        If a stockholder does not submit a proposal for inclusion in our 2013 Proxy Statement, but instead wishes to present it directly at the 2013 Annual Meeting of Stockholders, our By-laws require that the stockholder notify us in writing on or before March 25, 2013, but no earlier than February 23, 2013, for the proposal to be included in our proxy material relating to that meeting. Proposals received after March 25, 2013 will not be voted on at the 2013 Annual Meeting. In addition, such proposal must also include a brief description of the business to be brought before the 2013 Annual Meeting, the stockholder's name and record address, the number of shares of our common stock that are owned beneficially or of record by such stockholder, a description of any arrangements or understandings between the stockholder and any other person in connection with such proposal and any material interest of such stockholder in such proposal, and a representation that the stockholder intends to appear in person or by proxy at the 2013 Annual Meeting.

        If the stockholder wishes to nominate one or more persons for election as a director, such stockholder's notice must also state the information described below under the caption "REELECTION OF DIRECTORS PROPOSAL—Nominating Procedures," and "REELECTION OF DIRECTORS PROPOSAL—Additional Information for Submission of Nominations for Director."

        All proposals must be directed to the Secretary, Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021.

How can I communicate with the independent directors on Level 3's Board?

        If you wish to communicate directly with the Board, a committee of the Board or with an individual director, regarding matters related to Level 3, you should send the communication to:

  Level 3 Communications, Inc.
  Board of Directors [or committee name or
    director's name, as appropriate]
  1025 Eldorado Boulevard
  Broomfield, Colorado 80021

        We will forward all stockholder correspondence about Level 3 to the Board, committee or individual director, as appropriate. Please note that we will not forward communications that are spam, junk mail and mass mailings, service complaints, service inquiries, new service suggestions, resumes and other forms of job inquiries, surveys, and business solicitations or advertisements.

 REELECTION OF DIRECTORS PROPOSAL

        At the Annual Meeting, the 12 directors that are standing for reelection will be reelected to hold office for a one-year term until the 2013 Annual Meeting, or until their successors have been elected and qualified. If any nominee shall, prior to the Annual Meeting, become unavailable for election as a director, the persons named in the accompanying form of proxy will, in their discretion, vote for that nominee, if any, as may be recommended by the Board, or the Board may reduce the number of directors to eliminate the vacancy.

Nomination Procedures

        In exploring potential candidates for director, the Nominating and Governance Committee of the Board considers individuals recommended by members of the committee, other directors, members of management, stockholders or self-nominated individuals. The committee is advised of all nominations that are submitted to us and determines whether it will further consider those candidates using the criteria described below. The committee members apply the criteria described below, and also exercise their judgment to select those potential candidates that they believe are best suited to serve as members of our Board and, when considered as a group, provide a diversity of viewpoints, professional experiences, educational backgrounds, professional skills and other individual qualities and attributes that contribute to Board heterogeneity and effectiveness.

        In order to be considered, each proposed candidate must:

  •
  be ethical;

  •
  have proven judgment and competence;

  •
  have professional skills and experience in dealing with a large, complex organization or in dealing with complex issues that are complementary to the background and experience represented on the Board and that meet our needs;

  •
  have demonstrated the ability to act independently and be willing to represent the interests of all stockholders and not just those of a particular philosophy or constituency; and

  •
  be willing and able to devote sufficient time to fulfill his/her responsibilities to Level 3 and our stockholders.

        After the Nominating and Governance Committee has completed its evaluation, it presents its recommendation to the full Board for the full Board's consideration and approval. In presenting its recommendation, the committee also reports on other candidates who were considered but not selected.

        In connection with our acquisition of Global Crossing Limited, on April 10, 2011, we entered into a Stockholder Rights Agreement with STT Crossing Ltd., which was the majority shareholder of Global Crossing. We refer to this agreement as the STT Stockholder Rights Agreement. Pursuant to the STT Stockholder Rights Agreement, STT Crossing has the right to nominate for election to the Board that number of individuals as required by the terms of the STT Stockholder Rights Agreement. For 2012, STT Crossing is entitled to designate for nomination three individuals. Pursuant to the STT Stockholder Rights Agreement, the Nominating and Governance Committee of the Board, subject to the fiduciary duties of the members of that committee and any applicable regulation or listing requirement of the New York Stock Exchange, is obligated to nominate the individuals designated by STT Crossing for election to the Board. In addition, the Board is required to recommend that the stockholders vote in favor of the nominees designated by STT Crossing and we are required to use all reasonable efforts to cause the individuals to be elected as members of the Board. In making its recommendations to the full Board regarding the nominees for election to our Board at the Annual Meeting, the Nominating and Governance Committee of the Board considered the reasons stated by STT Crossing for why its designees were selected. These reasons are included in the biographies for each of the STT Crossing designees below.

        We will report any material change to any of these procedures in a quarterly or annual filing with the SEC and any new procedure will be available on our website at www.level3.com.

        The members of the Nominating and Governance committee believe that each of the nominees meet the criteria described above. In addition to the information presented below regarding each nominee's specific experience, qualifications, attributes and skills that led our Board to the conclusion that he should serve as a director, we also believe that all of our nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Level 3 and our Board.

Information as to Nominees

        The respective ages, positions with Level 3, if any, business experience, directorships in other companies and Board committee memberships, of the nominees for election are set forth below. All information is presented as of March 15, 2012. Other than James Q. Crowe and Charles C. Miller, III, none of these directors is our employee.

Name	Age	Position
Walter Scott, Jr.	80	Chairman of the Board
James Q. Crowe	62	Chief Executive Officer and Director(4)
General Kevin P. Chilton	57	Director(4)
Admiral Archie R. Clemins	68	Director(1)(5)
Steven T. Clontz	61	Director(3)
Admiral James O. Ellis, Jr.	64	Director(3)(4)
Richard R. Jaros	60	Director(2)
Michael J. Mahoney	61	Director(1)(2)
Charles C. Miller, III	59	Vice Chairman, Executive Vice President and Director(4)(5)
John T. Reed	68	Director(1)(3)(4)
Peter Seah Lim Huat	65	Director(2)
Dr. Albert C. Yates	70	Director(2)

(1)
Member of Audit Committee
(2)
Member of Compensation Committee
(3)
Member of Nominating and Governance Committee
(4)
Member of Classified Business and Security Committee
(5)
Member of Strategic Planning Committee

        The members of the Nominating and Governance committee as well as the full Board believe that the nominees have the following particular experience, qualifications, attributes or skills to serve as a member of our Board.

        Walter Scott, Jr. has been our Chairman of the Board since September 1979, and our director since April 1964. Mr. Scott has been Chairman Emeritus of Peter Kiewit Sons', Inc. ("PKS") since 1998. Mr. Scott is also a director of PKS, Berkshire Hathaway Inc., MidAmerican Energy Holdings Company ("MidAmerican"), and Valmont Industries, Inc. Mr. Scott was also previously a director of Burlington Resources Inc., Commonwealth Telephone Enterprises, Inc. ("Commonwealth") and RCN Corporation ("RCN"). The Board selected Mr. Walter Scott, Jr. to serve as a director because it believes he possesses valuable management and financial expertise, including extensive experience with capital markets transactions and investments in both public and private companies. Mr. Scott has over 50 years of business experience in leading a large and complex organization such as Level 3. In addition, Mr. Scott has over 20 years of experience in serving as a member of the board of directors for various companies in the telecommunications industry, which informs his judgment and risk assessment as a Board member.

        James Q. Crowe has been our Chief Executive Officer since August 1997, and our director since June 1993. Mr. Crowe was also our President until July 2000. Mr. Crowe is Chairman of the National Telecommunications Security Advisory Committee, a group of chief executives of major telecommunications companies which provides advice to the President of the United States concerning matters of telecommunications services security. Mr. Crowe was previously Chairman of the Network Reliability and Interoperability Council, a committee of industry executives that advises the U.S. Federal Communications Commission on issues affecting the reliability of the United States' telecommunications infrastructure. Mr. Crowe was President and Chief Executive Officer of MFS Communications Company, Inc. ("MFS") from June 1993 to June 1997. Mr. Crowe also served as Chairman of the Board of WorldCom, Inc. from January 1997 until July 1997, and as Chairman of the Board of MFS from 1992 through 1996. Mr. Crowe is a member of the Board of Directors of Denver Health and Hospital Authority and was also previously a director of Commonwealth and RCN. The Board selected Mr. Crowe to serve as a director because he is our Chief Executive Officer, and the Board believes that it is critical that our chief executive officer serve as a member of our Board for a variety of reasons, including Mr. Crowe's central role in formulating and leading the implementation of our business strategy. Mr. Crowe has approximately 25 years of experience in leading companies in various portions of the telecommunications industry, and approximately 25 years of experience in guiding companies seeking to raise capital in both the private and public capital markets. Mr. Crowe's expansive knowledge of the telecommunications industry as well as relationships with senior management at other telecommunications companies bring a unique and valuable perspective to the Board. Mr. Crowe is currently serving as a member of the Board's Classified Business and Security Committee.

        General Kevin P. Chilton was appointed to the Board on April 5, 2012. In February 2011, General Chilton retired from the U.S. Air Force after 34 years of service. General Chilton served as Commander, U.S. Strategic Command, from 2007 through 2011, overseeing operations for the U.S. Department of Defense nuclear, space and cyberspace operations. From 2006 to 2007, General Chilton served as Commander of Air Force Space Command, where he was responsible for all Air Force space and nuclear ICBM programs. He previously served in a variety of command positions and as a pilot and test pilot. General Chilton also served as a NASA astronaut from 1987 to 1996, including on three space shuttle flights, and as the Deputy Program Manager for the International Space Station from 1996 to 1998. General Chilton is a director of Anadarko Petroleum Corporation and Orbital Sciences Corporation. General Chilton is also a member of the board of the Aerospace Corporation, a federally funded research and development center that is sponsored by the United States Air Force, and provides objective technical analyses and assessments for space programs that serve the U.S. national interest. The Board selected General Chilton to serve as a director because it will benefit from his extensive command and leadership experience in the Air Force, which provides him with a valuable blend of political, legislative, international and regulatory knowledge and experience as we continue to implement our business strategy and review opportunities to grow our business with various federal, state and local governmental departments and agencies. General Chilton also gained managerial, financial and executive experience with his involvement in preparing the Air Force five-year budget/program for several years. General Chilton is a member of the Board's Classified Business and Security Committee.

        Admiral Archie R. Clemins U.S. Navy (ret.) has been our director since October 2011. Admiral Clemins has been designated as a nominee by STT Crossing pursuant to the STT Stockholder Rights Agreement. Since January 2000, Admiral Clemins has been the owner and President of Caribou Technologies, Inc., an international consulting firm, and concentrates on the transition and integration of commercial technology to the government sectors, both in the United States and Asia. From 2008 to April 2011, he served as a director of Cyalume Technology Holdings, Inc. He also served as a director of Global Crossing from December 2003 until its sale to us in October 2011. In addition to serving on the boards of other technology, nonprofit and venture capital concerns, Admiral Clemins is a Venture/Limited Partner with Highway 12 Ventures. As an officer of the United States Navy from 1966 through December 1999, Admiral Clemins' active duty service included command of the attack submarine USS Pogy (SSN-647), Commander, U.S. Seventh Fleet, and Admiral and the 28th Commander of the U.S. Pacific Fleet. STT Crossing believes that Admiral Clemins' U.S. Navy leadership positions give him a unique perspective on organizational management and will allow him to bring to Level 3's board insights on economic, government and foreign policy issues. STT Crossing also believes that his experience with technology companies will give him great familiarity with many of the types of issues that Level 3 faces in its business as a telecommunications company. Currently, Admiral Clemins is a member of the Audit Committee and the chairman of the Strategic Planning Committee.

        Steven T. Clontz has been a member of the Board since April 5, 2012. Mr. Clontz served as a member of the executive committee of Global Crossing from December 2003 until its sale to us in October 2011. Mr. Clontz has been Senior Executive Vice President for North America and Europe of Singapore Technologies Pte Ltd since January 2010. He was chief executive officer of StarHub Ltd from 1999 to 2009, and has served as a director of StarHub Ltd since 1999. From December 1995 through December 1998, Mr. Clontz served as chief executive officer, president and a director of IPC Information Systems, based in New York City. Prior to that, Mr. Clontz worked at BellSouth International, joining in 1987 and holding senior executive positions of increasing responsibility, serving the last three years as president Asia-Pacific. Mr. Clontz has served as a director of InterDigital, Inc. since 1998 and Equinix since 2005. Mr. Clontz began his career as an engineer with Southern Bell in 1973. STT Crossing believes that Mr. Clontz will bring to Level 3's board extensive telecommunications business and operating experience, and that his leadership roles at non-U.S. companies will bring an international perspective that will add diversity to the deliberations of Level 3's board. Mr. Clontz is a member of the Board's Nominating and Governance Committee.

        Admiral James O. Ellis, Jr. U.S. Navy (ret.) has been our director since March 2005. Since May 2005, Admiral Ellis has been the President and Chief Executive Officer of the Institute of Nuclear Power Operations or INPO, a nonprofit corporation established by the nuclear utility industry in 1979 to promote the highest levels of safety and reliability in the operation of nuclear electric generating plants. Admiral Ellis most recently served as Commander, U.S. Strategic Command in Omaha, Nebraska, reporting directly to the Secretary of Defense, before retiring in July 2004 after 35 years of service in the U.S. Navy. In his Naval career, he held seven commands. A graduate of the U.S. Naval Academy, he also holds M.S. degrees in Aerospace Engineering from the Georgia Institute of Technology and in Aeronautical Systems from the University of West Florida. He served as a Naval aviator, is a graduate of the U.S. Naval Test Pilot School and was qualified in the operation and maintenance of naval nuclear power plants. Admiral Ellis is also a member of the Board of Directors of Lockheed Martin Corporation, a global security company and Inmarsat PLC, an owner and operator of geostationary satellites from which a wide range of voice and high-speed data services are provided. Admiral Ellis has over 40 years of experience in managing and leading large and complex technology-focused organizations, in large part as a result of serving for 35 years as an active duty member of the U.S. Navy. The Board selected Admiral Ellis to serve as a director because it believes that it benefits from his insights gained from his years of management and government experience as we continue to implement our business strategy and review various opportunities to grow our business with various federal, state and local governmental departments and agencies. Admiral Ellis is currently serving as the chairman of the Board's Classified Business and Security Committee and the Nominating and Governance Committee.

        Richard R. Jaros has been our director since June 1993 and served as our President from 1996 to 1997. Mr. Jaros has been a private investor for more than the past five years. Mr. Jaros served as our Executive Vice President from 1993 to 1996 and our Chief Financial Officer from 1995 to 1996. He also served as President and Chief Operating Officer of CalEnergy from 1992 to 1993. Mr. Jaros was previously a director of Commonwealth, MidAmerican and RCN. Mr. Jaros has over 30 years of business, finance and general management experience gained from serving in various capacities with telecommunications, diversified and alternative energy companies. As part of that experience, Mr. Jaros has over 20 years of experience in serving as a member of the board of directors for various companies in the telecommunications industry. The Board selected Mr. Jaros to serve as a director because of his general business and finance experience, and that as a result of that experience, the Board believes he is familiar with many of the same issues that we face. Mr. Jaros has been involved in succession planning, compensation, employee management and the evaluation of acquisition opportunities. Mr. Jaros currently serves as the chairman of the Board's Compensation Committee.

        Michael J. Mahoney has been our director since August 2007. Mr. Mahoney has been a private investor since March 2007. From 2000 until March 2007, Mr. Mahoney was the president and chief executive officer of Commonwealth. Prior to that, from 1997 until 2000, Mr. Mahoney was president and chief operating officer of RCN. Mr. Mahoney also served as president and chief operating officer of C-TEC Corporation from 1993 until 1997. Mr. Mahoney is a member of the Board of Directors of FairPoint Communications, Inc. and the Board of Trustees of Wilkes University. Mr. Mahoney has over 30 years of experience in leading and directing companies in the telecommunications industry, having most recently served as the Chief Executive Officer of Commonwealth. The Board selected Mr. Mahoney to serve as a director because it believes he has extensive experience related to the delivery of communications services to a wide variety of customers, and because he has run a communications company with many of the same issues that we face. As a former chief executive officer, Mr. Mahoney has been involved in strategic planning, operations, succession planning, compensation, employee management and the evaluation of acquisition opportunities. Mr. Mahoney is currently a member of the Board's Audit Committee and Compensation Committee.

        Charles C. Miller, III has been our Vice Chairman and Executive Vice President since February 2001. Mr. Miller has also been our director since February 2009. Mr. Miller was previously a director from February 2001 until May 2004. Prior to joining us, Mr. Miller was President of Bellsouth International, a subsidiary of Bellsouth Corporation from 1995 until December 2000. Prior to that, Mr. Miller held various senior level officer and management position at BellSouth from 1987 until 1995. Mr. Miller has over 30 years of experience in strategy and corporate development for companies in the communications industry. The Board selected Mr. Miller to serve as a director because of his significant knowledge of the telecommunications industry and as our vice chairman and executive vice president responsible for strategy, corporate development and corporate communications, Mr. Miller brings a unique and valuable perspective to the Board for strategy and corporate development matters. Mr. Miller is a member of the Board's Classified Business and Security Committee and the Strategic Planning Committee.

        John T. Reed has been our director since March 2003. Mr. Reed has been a private investor since February 2005. Mr. Reed is also a Director of Investors Real Estate Trust, a real estate investment trust. Mr. Reed was Chairman of HMG Properties, the real estate investment banking joint venture of McCarthy Group, Inc. from 2000 until February 2005. Prior to that, he was Chairman of McCarthy & Co., the investment banking affiliate of McCarthy Group. Prior to joining McCarthy Group in 1997, Mr. Reed spent 32 years with Arthur Andersen LLP. Mr. Reed was also previously a director of Bridges Investment Fund, Inc., a mutual fund and First National Nebraska, Inc. The Board selected Mr. Reed to serve as a director because of his more than 40 years of experience in finance, accounting and management, and that the Board benefits from his insights gained from that experience.

Mr. Reed is currently serving as the chairman of the Board's Audit Committee and is a member of the Board's Classified Business and Security Committee and the Nominating and Governance Committee

        Peter Seah Lim Huat has been a member of the Board since October 2011. Mr. Seah has been designated as a nominee by STT Crossing pursuant to the STT Stockholder Rights Agreement. Since January 2005, Mr. Seah has been a member of the Temasek Advisory Panel of Temasek Holdings (Private) Limited and since November 2004 he has been a Deputy Chairman of the board of directors of STT Communications Ltd. He also served as vice chairman of the Board of Directors of Global Crossing from December 2003 until its sale to us in October 2011. From December 2001 until December 2004 he was President and Chief Executive Officer of Singapore Technologies Pte Ltd (which we refer to as Singapore Technologies) and also a member of its board of directors. Before joining Singapore Technologies in December 2001, he was a banker for the prior 33 years, retiring as Vice Chairman & Chief Executive Officer of Overseas Union Bank in September 2001. Mr. Seah has been Chairman of Singapore Technologies Engineering Ltd since 2002. He also has served on the boards of CapitaLand Limited since 2001, StarHub Ltd and STATS ChipPAC Ltd. since 2002 and LaSalle Foundation Limited since 2007. In addition, Mr. Seah has served on the boards of the DBS Bank Ltd and DBS Group Holdings Ltd since 2009. He also served on the boards of SembCorp Industries Ltd from 1998 to 2010, PT Indosat Tbk from 2002 to 2008, STT from 2004 to 2010 and Bank of China Limited from 2006 to 2010. STT Crossing believes that Mr. Seah's service as the chief executive of Overseas Union Bank and Singapore Technologies provides him with valuable business, leadership and management experience. STT Crossing also believes that his many years of experience in banking will give him important insights into Level 3's capital structure and the capital markets. STT Crossing further believes that Mr. Seah's experience on the board of directors of many non-U.S. companies will enable him to bring a global perspective to Level 3's board, including best practices gained from other countries.

        Dr. Albert C. Yates has been our director since March 2005. Dr. Yates retired after 13 years as president of Colorado State University in Fort Collins, Colorado in June 2003. He was also chancellor of the Colorado State University System until October 2003, and is a former member of the board of the Federal Reserve Board of Kansas City-Denver Branch, the board of directors of First Interstate Bank, Molson Coors Brewing Company and StarTek, Inc. He currently serves as a director of Guaranty Bancorp, a bank holding company that operates 34 branches in Colorado through a single bank, Guaranty Bank and Trust Company. Dr. Yates has over 40 years of experience in academia and management generally. The Board selected Dr. Yates to serve as a director because it believes that it benefits from his insights gained from his years of management experience and his prior senior positions in academia as we continue to implement our business strategy as well as his extensive board and committee experience at both public and private companies. Dr. Yates is currently a member of the Board's Compensation Committee.

        Our Corporate Governance Guidelines provide that a director should not be nominated to a new term if he would be over age 73 at the time of the election; however, this limitation may be waived by the Board if the Board feels to do so would be in our interests. Mr. Scott is being nominated for reelection at the 2012 Annual Meeting as a director although Mr. Scott is 80. Mr. Scott has been a Level 3 director since 1964 and the Chairman of the Board since 1979. He has demonstrated tremendous energy and commitment to his Level 3 Board service. Mr. Scott's knowledge and understanding of Level 3's business and his significant years of leadership for Level 3 are important to the Board in fulfilling its obligations to the stockholders. The Board has determined that it is in our interest that Mr. Scott stand for reelection as a Level 3 director.

        The Board unanimously recommends a vote FOR the nominees named above.

Board Structure and Risk Oversight

        Walter Scott, Jr., serves as our Chairman of the Board and James Q. Crowe serves as our CEO. The Board believes that independent oversight of management is an important component of an effective board of directors. The independent Board members have determined that the most effective Board leadership structure for Level 3 at the present time is for the CEO position to be separate from the Chairman of the Board position, a structure that has served us well for many years. The independent Board members believe that because the CEO is ultimately responsible for the day-to-day operation of Level 3 and for executing our strategy, and because our performance is an integral part of Board deliberations, the CEO should be an important part of the Board, but that under the current circumstances, a different individual act as Chairman of the Board. The Board retains the authority to modify this structure to best address our unique circumstances, and so advance the best interests of all stockholders, as and when appropriate.

        The Board also believes, for the reasons set forth below, that its existing corporate governance practices also achieve independent oversight or management accountability. Our governance practices provide for strong independent leadership, independent discussion among directors and for independent evaluation of, and communication with, many members of senior management. These governance practices are reflected in our Corporate Governance Guidelines and the various Board committee charters, which are available on our website. Some of the relevant processes and other corporate governance practices include the following.

  •
  The basic responsibility of the directors is to exercise their business judgment to act in what they reasonably believe to be in the interests of Level 3 and our stockholders. The Board selects the senior management team, which is responsible for the day-to-day conduct of our business.

  •
  Directors are expected to attend Board meetings and meetings of committees on which they serve, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities.

  •
  The Chairman of the Board and our CEO establish the agenda for each Board meeting. Each Board member is free to suggest the inclusion of items on the agenda. Each Board member is free to raise at any Board meeting subjects that are not on the agenda for that meeting.

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  The Board reviews our long-term strategic plans during at least one Board meeting each year.

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  The non-management directors periodically meet in executive session as a part of regularly scheduled Board meetings. The Chairman presides at these meetings, as he is not part of management.

  •
  Directors have full and free access to our officers and employees. The Board welcomes regular attendance at each Board meeting of our senior officers.

  •
  We conduct an orientation program for new directors as soon as practical following the meeting at which the new director is elected. This orientation includes presentations by senior management to familiarize new directors with our strategic plans, financial reporting, principal officers, auditing processes, and such other topics as the Board and/or the CEO feel are appropriate. All other directors are also invited to attend the orientation program.

  •
  The Board is responsible for evaluating the performance of the CEO. The Compensation Committee of the Board is responsible for determining the compensation of the CEO, and evaluates the CEO's performance as it relates to his long and short term compensation goals.

  •
  The Board conducts an annual self-evaluation to determine whether it and its committees are functioning effectively. The Chairman of the Board's Nominating and Governance Committee

    receives comments from all directors and reports to the Board with an assessment of the Board's performance.

        The Board oversees our stockholders' interest in our long-term and overall success and our financial performance. The full Board is actively involved in overseeing risk management for us. It does so in part through its oversight of our top executives who supervise day-to-day risk management throughout Level 3. To the extent that these executives identify recurring themes or material risks, they are reported to and discussed by the Board.

        In addition, each of our Board committees considers the risks within its areas of responsibilities. For example, the Audit Committee considers financial risk on a quarterly basis, recommends guidelines to various financial related exposures and discusses with management policies with respect to risk assessment and risk management. The Audit Committee also reviews risks related to financial reporting. The Audit Committee discusses any material violations of our policies brought to its attention. Additionally, the outcome of our internal audit risk assessment is presented to the Audit Committee annually; this assessment identifies internal controls risks and drives the internal audit plan for the coming year. Material violations of our Code of Ethics and related corporate policies are reported to the Audit Committee and/or the Nominating and Governance Committee, depending on the subject matter and, as required, are reported to the full Board. The Compensation Committee reviews our overall compensation program and its effectiveness at both linking executive pay to performance and aligning the interests of our executives and our stockholders. The Nominating and Governance Committee reviews our governance programs on an annual basis.

Corporate Governance

        We have Corporate Governance Guidelines that address the governance activities of the Board and include criteria for determining the independence of the members of our Board. These guidelines are in addition to the requirements of the Securities and Exchange Commission and The New York Stock Exchange. The Guidelines also include requirements for the standing committees of the Board, responsibilities for Board members and the annual evaluation of the Board's and its committees' effectiveness. The Corporate Governance Guidelines are available on our website at www.level3.com. At any time that these guidelines are not available on our website, we will provide a copy upon written request made to Investor Relations, Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021.

        Although we include references to our website, any information that is included in our website is not part of this Proxy Statement.

  Independence

        The Board also evaluates the independence of each director in accordance with applicable laws and regulations and its Corporate Governance Guidelines. Based on the recommendation of our Nominating and Governance Committee, the Board has determined that the following directors are "independent" as required by applicable laws and regulations, by the listing standards of The New York Stock Exchange and by the Board's Corporate Governance Guidelines: General Kevin P. Chilton, Admiral Archie R. Clemins, Steven T. Clontz, Admiral James O. Ellis, Jr., Richard R. Jaros, Michael J. Mahoney, John T. Reed, Peter Seah Lim Huat, Walter Scott, Jr. and Dr. Albert C. Yates. The Board has also concluded that all of the members of each of the Audit, Compensation and Nominating and Governance committees are "independent" in accordance with these same standards.

  Code of Ethics

        We have a code of ethics that complies with the standards mandated by the Sarbanes-Oxley Act of 2002. The complete code of ethics is available on our website at www.level3.com. At any time that the code of ethics is not available on our website, we will provide a copy upon written request made to Investor Relations, Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021. If we amend the code of ethics, or grant any waiver from a provision of the code of ethics that applies to our executive officers or directors, we will publicly disclose such amendment or waiver as required by applicable law, including by posting such amendment or waiver on our website at www.level3.com or by filing a Current Report on Form 8-K.

  Stockholder Communications with Directors

        A stockholder who wishes to communicate directly with the Board, a committee of the Board or with an individual director, regarding matters related to Level 3 should send the communication to:

  Level 3 Communications, Inc.
  Board of Directors [or committee name or
      director's name, as appropriate]
  1025 Eldorado Boulevard
  Broomfield, Colorado 80021

        We will forward all stockholder correspondence about Level 3 to the Board, committee or individual director, as appropriate. Please note that we will not forward communications that are spam, junk mail and mass mailings, service complaints, service inquiries, new service suggestions, resumes and other forms of job inquiries, surveys, and business solicitations or advertisements.

  Board of Directors' Meetings

        Two of our Board members—Messrs. Clemins and Seah—joined our Board in October 2011 as part of our acquisition of Global Crossing Limited. General Chilton and Mr. Clontz joined our Board in April 2012. For all of 2011, the Board had a total of 15 meetings. In 2011, no director attended less than 75% of the meetings of the Board that were held during the time that he was a member of the Board. All of our current directors attended more than 75% of the meetings of the committees of which he was a member, other than Mr. Seah who did not attend the single meeting of the Compensation Committee that was held after he joined that committee in October 2011. In addition, the non-management directors met without any management directors or employees present four times during 2011. These meetings are chaired by Mr. Scott.

        Although we do not have a formal policy, it is expected that our Board members will attend our annual meetings. All of our current Board members attended our 2011 Annual Meeting of Stockholders, with the exception of Messrs. Chilton, Clemins, Clontz and Seah, who joined the Board after the 2011 Annual Meeting of Stockholders was held in May 2011.

  Section 16(a) Beneficial Ownership Reporting Compliance

        To our knowledge, except as described below, no person that was a director, executive officer or beneficial owner of more than 10% of the outstanding shares of our common stock failed to timely file all reports required under Section 16(a) of the Securities Exchange Act of 1934.

        With respect to one open market purchase transaction, as a result of a clerical error, our Executive Vice President and Chief Financial Officer, Sunit Patel, did not timely file a Form 4 to report that transaction.

Audit Committee

        The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of our independent registered public accounting firm. The Audit Committee reviews the services provided by our independent registered public accounting firm, consults with the independent registered public accounting firm and reviews the need for internal auditing procedures and the adequacy of internal controls. The members of the Audit Committee are John T. Reed (Chairman), Admiral Archie R. Clemins and Michael J. Mahoney. The Board has determined that the members of the Audit Committee are independent within the meaning of the listing standards of The New York Stock Exchange. The Board has determined that Mr. John T. Reed, Chairman of the Audit Committee, qualifies as a "financial expert" as defined by the SEC. In making the determination, the Board considered Mr. Reed's credentials and financial background and found that he was qualified to serve as the "financial expert." The Audit Committee met five times during 2011.

        The Audit Committee has chosen KPMG LLP as our independent registered public accounting firm for 2012. As part of its responsibilities, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accountants in order to assure the public accountant's independence. The Audit Committee has adopted a pre-approval process with respect to the provision of audit and non-audit services to be performed by KPMG LLP. This pre-approval process requires the Audit Committee to review and approve all audit services and permitted non-audit services to be performed by KPMG LLP. The Audit Committee establishes pre-approval fee levels for all services to be provided by KPMG LLP annually. Audit services are subject to specific pre-approval while audit-related services, tax services and all other services may be granted pre-approvals within specified categories. Any proposed services exceeding these levels require specific pre-approval by the Audit Committee. Additionally, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. A report, for informational purposes only, of any pre-approval decisions made by a single member of the Audit Committee is made to the full Audit Committee on at least a quarterly basis. One hundred percent of the services that required pre-approval by the Audit Committee received that approval.

        One or more representatives of KPMG LLP will be present at the Annual Meeting. Although they will not make a statement at the meeting, they will be available to answer appropriate questions.

        The Audit Committee operates pursuant to a written charter. A copy of the Audit Committee's charter is available on our website at www.level3.com. A copy of the Audit Committee's 2011 Report is included as Annex 1.

Classified Business and Security Committee

        The Classified Business and Security Committee assists the Board in fulfilling its oversight responsibilities relating to our classified business activities and the security of personnel, data, and facilities. The Classified Business and Security Committee also establishes processes and procedures to ensure the security of our U.S. network assets, which include transmission and routing equipment, switches and associated operational support systems and personnel. The Classified Business and Security Committee is comprised solely of members of our Board who are U.S. citizens who, if not already in possession of U.S. security clearances, must apply for U.S. security clearances pursuant to Executive Order 12968 immediately upon their appointment to the Government Security Committee. The current members of the Classified Business and Security Committee are Admiral James O. Ellis, Jr. (Chairman), James Q. Crowe, General Kevin P. Chilton, Charles C. Miller, III, Michael J. Mahoney and John T. Reed. The Classified Business and Security Committee did not meet during 2011.

Compensation Committee

        The Compensation Committee is responsible for overseeing our compensation strategy and policies to allow us to attract key employees and to determine that employees are rewarded appropriately for their contributions, that employees are motivated to achieve our objectives, that key employees are retained, and that such strategy and policies support our objectives, including the interests of our stockholders. The Compensation Committee also approves the salaries, bonuses and other compensation for all executive officers, and reviews and recommends to the full Board the compensation and benefits for non-employee directors. The members of the Compensation Committee are Richard R. Jaros (Chairman), Michael J. Mahoney, Peter Seah Lim Huat and Dr. Albert C. Yates. The Board has determined that the members of the Compensation Committee are independent within the meaning of the listing standards of The New York Stock Exchange. The Compensation Committee met seven times in 2011.

        Additional information on the Compensation Committee's processes and procedures for consideration of executive compensation are addressed in the Compensation Discussion and Analysis below. In addition, the Compensation Committee's report follows at the end of the Compensation Discussion and Analysis. The Compensation Committee operates pursuant to a written charter. A copy of the Compensation Committee's charter is available on our website at www.level3.com.

  Compensation Committee Interlocks and Insider Participations

        None of the members of the Compensation Committee is currently our officer or employee. Until 1997, Mr. Jaros was an officer of the company.

Nominating and Governance Committee

        The Nominating and Governance Committee provides oversight and guidance to the Board to ensure that the membership, structure, policies, and practices of the Board and its committees facilitate the effective exercise of the Board's role in the governance of the company. The Committee (i) reviews and evaluates the policies and practices with respect to the size, composition, independence and functioning of the Board and its committees (ii) reflects those policies and practices in our Corporate Governance Guidelines, and (iii) evaluates the qualifications of, and recommends to the full Board, candidates for election as directors. The members of the Nominating and Governance Committee are Admiral James O. Ellis, Jr. (Chairman), Steven T. Clontz and John T. Reed. The Board has determined that the members of the Nominating and Governance Committee are independent within the meaning of the listing standards of The New York Stock Exchange. The Nominating and Governance Committee met two times in 2011.

        The Nominating and Governance Committee operates pursuant to a written charter. A copy of the Nominating and Governance Committee's charter is available on our website at www.level3.com.

Strategic Planning Committee

        In connection with the execution of the STT Stockholder Rights Agreement, we agreed to form a new committee of the Board to be called the Strategic Planning Committee. The Strategic Planning Committee was created to provide advice and assistance to the Board regarding the Board's role in monitoring and implementing our strategic plan, which includes (i) the results of our process of defining our broad strategy to achieve our business objectives and maximize the value of the company for our stockholders and other stakeholders and (ii) the related plans to implement that strategy.

        The Strategic Planning Committee provides advice and assistance to the Board with regard to the following matters: the Board's review of our strategic plan, including but not limited to a long term perspective of risks and opportunities; material components of our long-term strategy, such as target customers and market verticals, technology and network strategy and geographic expansion as well as the investments that may be needed to achieve that long-term strategy; evaluating material acquisitions, dispositions, investments and other potential growth and expansion opportunities; and strategic issues or opportunities material to us that are outside the scope of our traditional business operations; our balance sheet strategy and financing strategy, as well as any particular equity or equity-linked financing transaction that would as of the date of issuance (or on an as converted or exchanged basis as of the date of issuance), increase the number of our shares of common stock outstanding by more than 10 percent.

        The members of the Strategic Planning Committee include Admiral Archie R. Clemins (Chairman) and Charles C. Miller, III. In addition, the Strategic Planning Committee charter provides that all members of the Board will be entitled to notice of, be permitted to attend and participate at, all meetings of the committee. In addition, all members of the Board will be able to receive the meeting materials prepared for any meeting of the committee at the Board's member's request, and the meetings of the committee will be scheduled so as not to conflict with the meeting of any other Board committee. The Strategic Planning Committee did not meet during 2011.

Additional Information for Submission of Nominations for Director

        Our By-laws require that a stockholder who wishes to nominate an individual for election as a director at our Annual Meeting of Stockholders must give us advance written notice not less than 60 days prior to the anniversary date of the prior year's Annual Meeting of Stockholders and not more than 90 days prior to the anniversary date of the prior year's Annual Meeting of Stockholders, in connection with next year's Annual Meeting of Stockholders and must be a stockholder of record on the date of the giving of the required notice and on the record date for the determination of stockholders entitled to vote at that meeting.

        The stockholder's notice must provide as to each person whom the stockholder proposes to nominate for election as a director:

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  the name, age, business address and residence address of the person;

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  the principal occupation or employment of the person;

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  the class or series and number of shares of our capital stock that are owned beneficially or of record by the person; and

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  any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder.

        In addition, as to the stockholder giving the notice, the stockholder must indicate:

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  the name and record address of such stockholder;

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  the class or series and number of shares of our capital stock that are owned beneficially or of record by such stockholder;

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  a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names and addresses) pursuant to which the nominations(s) are to be made by such stockholder;

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  a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and

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  any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

        This notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. All notices must be delivered or mailed to the Secretary, Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021.

 Information About our Executive Officers

        Set forth below is information as of March 15, 2012, about our executive officers other than Mr. Crowe and Mr. Miller. Our executive officers have been determined in accordance with the rules of the SEC.

Name	Age	Position
Jeff K. Storey	51	President and Chief Operating Officer
Sunit S. Patel	50	Executive Vice President and Chief Financial Officer
Thomas C. Stortz	60	Executive Vice President, Chief Administrative Officer and Secretary
John M. Ryan	49	Executive Vice President, Chief Legal Officer and Assistant Secretary
Eric J. Mortensen	53	Senior Vice President and Controller
Héctor Alonso	54	Regional President Latin America
James B. Heard	49	Regional President EMEA

        Jeff K. Storey has been the President and Chief Operating Officer of Level 3 since December 2008. From December 2005 until May 2008, Mr. Storey, was President—Leucadia Telecommunications Group of Leucadia National Corporation, where he directed and managed Leucadia's investments in telecommunications companies. Prior to that, beginning in October 2002 Mr. Storey was President and Chief Executive Officer of WilTel Communications Group, LLC until its sale to the Company in December 2005. Prior to this position, Mr. Storey was Senior Vice President—Chief Operations Officer, Network for Williams Communications, Inc., where he had responsibility for all areas of operations for the company's communications network, including planning, engineering, field operations, service delivery and network management.

        Sunit S. Patel has been Chief Financial Officer and an Executive Vice President of Level 3 since March 2008. Prior to that, Mr. Patel was Chief Financial Officer from May 2003 and a Group Vice President of Level 3 from March 2003 to March 2008. Prior to that, Mr. Patel was Chief Financial Officer of Looking Glass Networks, Inc., a provider of metropolitan fiber optic networks, from April 2000 until March 2003. Mr. Patel was Treasurer of WorldCom Inc. and MCIWorldcom Inc., each long distance telephone services providers from 1997 to March 2000. From 1994 to 1997, Mr. Patel was Treasurer of MFS.

        Thomas C. Stortz has been Executive Vice President, Chief Administrative Officer and Secretary since June 2011. Prior to a brief retirement from the company from April 2011 to June 2011, Mr. Stortz was Executive Vice President, Chief Legal Officer and Secretary from February 2004 through March 2011. Prior to that, Mr. Stortz was Group Vice President, General Counsel and Secretary of the company from February 2000 to February 2004. Prior to that, Mr. Stortz served as Senior Vice President, General Counsel and Secretary of the company from September 1998 to February 2000. Prior to that, he served as Vice President and General Counsel of Peter Kiewit Sons', Inc. and Kiewit Construction Group, Inc. from April 1991 to September 1998. He has served as a director of Peter Kiewit Sons', Inc.

        John M. Ryan has been Executive Vice President, Chief Legal Officer and Assistant Secretary of Level 3 since June 2011. Mr. Ryan is responsible for Level 3's legal and regulatory functions worldwide. Prior to his current position, Mr. Ryan was Executive Vice President, Chief Legal Officer and Secretary of the company from January 2011 until June 2011. Mr. Ryan was Senior Vice President and Assistant Chief Legal Officer of Level 3 Communications, LLC from March 2007 until January 2011, responsible for the customer and vendor contracting groups and the public policy group. Mr. Ryan was a Senior Vice President within the Legal Department from June 2004, and was a Vice President in the Legal Department from December 1999 through June 2004. Prior to December 1999, Mr. Ryan was a partner and associate at Fraser Stryker Law Firm in Omaha, where his practice focused on the communications industry.

        Eric J. Mortensen has been Senior Vice President and Controller of Level 3 since 2003. Prior to that, Mr. Mortensen was Vice President and Controller of Level 3 from 1999 to 2003 and was the Controller of Level 3 from 1997 to 1999. Prior to that, Mr. Mortensen was Controller and Assistant Controller of Kiewit Diversified Group for more than five years.

        Héctor R. Alonso has been Regional President Latin America since November 2011. Mr. Alonso joined the management team in connection with our completion of the Global Crossing Acquisition. In this position, Mr. Alonso has responsibility for our business in Latin America. Prior to the acquisition, Mr. Alonso served as managing director—Latin America from May 2007 until November 2011. Mr. Alonso joined Global Crossing after its acquisition of Impsat Fiber Networks, Inc. As managing director, Mr. Alonso oversaw Global Crossing's strategy and operations across Latin America. Prior to the acquisition by Global Crossing, Mr. Alonso served as chief financial officer of Impsat, in which capacity he was responsible for finance, administration, planning, human resources and information management systems. Prior to becoming chief financial officer in June 2002, Mr. Alonso served as Impsat's chief operating officer in Latin America and the U.S. and president of its Colombian operations. Prior to his tenure at Impsat, Mr. Alonso was managing director of Lime S.A., a waste management company in Colombia, and held other key positions in the Pescarmona group of companies.

        James B. Heard has been Regional President EMEA since November 2011. In this position, Mr. Heard has responsibility for our business in Europe, the Middle East and Africa. Prior to this position, Mr. Heard was President of our European Markets Group from April 2008 until November 2011. Prior to that, Mr. Heard was Managing Director for the European Markets Group from March 2007 to April 2008. From 1996 until 2007, Mr. Heard worked for British Telecommunications, in a number of senior management roles, including serving as the General Manager, Financial Services Group within BT Global services. He also served as the Vice President of Commercial Operations, Global accounts for Concert Communications, a joint venture between British Telecom and AT&T from January 2000 to June 2002. Prior to British Telecommunications, Mr. Heard served as Regional Sales Manager for Olivetti UK from March 1990 until June 1996.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

        The following Compensation Discussion and Analysis describes the material elements of compensation for our executive officers identified in the Summary Compensation Table, how these officers were compensated in 2011, and how this compensation furthers our established compensation philosophy and objectives. These officers are referred to as our Named Executive Officers.

        In 2011, we made steady progress in the business, demonstrating growth in Core Network Services revenue over the course of the year. We achieved this revenue growth while also improving our gross margin percentage, which contributed to growth in Consolidated Adjusted EBITDA from each quarter to the next during 2011. We also completed a significant acquisition—the October 2011 amalgamation of our wholly owned subsidiary with Global Crossing Limited. We refer to this transaction as the Global Crossing Acquisition. As a result of the Global Crossing Acquisition, the size and scope of our company increased significantly. As of December 31, 2011, we had approximately 10,900 total employees, an increase of approximately 5,000 employees from December 31, 2010.

        The acquisition also brought significant expansion of our network infrastructure and operations. Today, our network is an advanced, international, facilities based communications network, and it encompasses: approximately 100,000 intercity route miles in North America, Europe and Latin America; metropolitan fiber networks in approximately 170 markets containing approximately 30,000 route miles; approximately eight million square feet of Gateway and transmission facilities in North America, Europe and Latin America; approximately 350 colocation and data center facilities globally; approximately 35,000 route miles of subsea optical fiber cable systems; and more than 45 countries in service around the world. The Global Crossing Acquisition also brought important additions to our service portfolio, including managed services, collaboration services and inter-continental virtual private networking capability. In addition, we believe that we are now financially stronger and have the potential to realize significant cost synergies through the integration process.

        As discussed more fully below, the Compensation Committee of the Board—or the Compensation Committee—makes all final decisions for the total direct compensation—that is, the base salary, bonus and stock-based long-term incentive awards—of our Named Executive Officers. Our compensation program seeks to achieve an efficient balance between competitive fixed salaries, short-term performance-based bonuses that provide the opportunity to earn above-market cash compensation for strong performance against important short-term financial and business goals, and long-term compensation that is tied to the performance of our common stock. We believe that each of these elements plays a meaningful role in a broad-based compensation program and work together to encourage sustainable performance while supporting our recruiting and retention needs.

        With respect to discretionary performance-based compensation for 2011, the Compensation Committee focused on the achievement of our overall financial goals, including $3.009 billion in Core Network Services Revenue, $960 million in Communications Adjusted EBITDA, and approximately $98 million above-budget for Sustainable Free Cash Flow. In addition, our Named Executive Officers participated in the achievement of meaningful goals in addition to the completion of the Global Crossing Acquisition relating to improvements in customer experience and the completion of several capital markets, refinancing and disposition activities. Consistent with past practice, our long-term incentive program for 2011 consisted in part of equity awards that derive value only to the extent that our Named Executive Officers produce above-market results over a multi-year performance period.

        The Compensation Committee continues to emphasize the importance of flexibility and discretion in making its determinations in respect of Named Executive Officer compensation, which permits it to modify and adjust compensation arrangements as it deems necessary or appropriate in the face of unique market- or personnel-related circumstances. For more information regarding our compensation program generally and compensation decisions made in respect of our most recent fiscal year, please see "Determination of Total Compensation for 2011" below.

Compensation Philosophy

        Core Beliefs.    We believe that our success depends in large part on our ability to attract, retain and motivate qualified employees who possess the skills necessary to grow our business. In furtherance of these goals, management and our Compensation Committee believe that our compensation programs should reflect our compensation philosophy, which includes the following core beliefs:

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  our employees should be rewarded fairly and competitively through a mix of base salary, short- and long-term incentives, benefits, career growth and development opportunities and a work environment that allows our employees to achieve results;

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  our compensation programs should be flexible in order to meet the needs of our business and are reviewed from time to time as appropriate by our Compensation Committee;

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  employee ownership demonstrates an economic stake in our business that aligns employees' interests with those of our stockholders;

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  our compensation programs in particular for our more senior employees should be based heavily on creating long-term value, which we believe is best measured by stock price performance;

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  our compensation programs should be supported by an effective performance review and management process; and

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  we provide an above-market total compensation opportunity for exceeding expected performance.

        We provide our stockholders with the opportunity to cast an annual advisory vote on executive compensation, which is commonly referred to as a "say-on-pay" vote. At our 2011 Annual Meeting of Stockholders held in May 2011, approximately 83% of the votes cast on the say-on-pay proposal at that meeting were voted in favor of the proposal. The Compensation Committee believes this affirms stockholder support of our approach to executive compensation. Based on our stockholders' support for our say-on-pay proposal in 2011, the Compensation Committee did not make fundamental changes to its approach to executive compensation in 2011.

        Assessment of Risk.    The Compensation Committee is aware that compensation arrangements, if not properly designed, could encourage inappropriate or excessive risk-taking. In structuring our compensation programs and awards, the Compensation Committee seeks to avoid material risks by balancing the use of short-term cash compensation with long-term, stock-based compensation that is intended to correlate with increases in long-term stockholder value. The Compensation Committee recognizes, in particular, that an over-emphasis on short-term cash-based incentives can potentially lead to inadequate prioritization of longer-term considerations.

        The Compensation Committee believes that the short-term component of our Named Executive Officers' and our other employees' compensation, that is, annual cash incentive, does not encourage unnecessary or excessive risk-taking by these executives or our employees in general. Although each executive officer as well as each employee is eligible to receive a cash bonus under our bonus program, the payment of a bonus to any individual or the executive officers as a group is entirely at the discretion of our Compensation Committee.

        The Compensation Committee also believes that for those executives and our other employees who participate in our long-term incentive, or LTI, program, the LTI program does not incentivize these participants to take unnecessary or excessive risks. In the Compensation Committee's view, the vesting schedule for our restricted stock units, or RSUs, and the three-year cliff vesting feature of our outperform stock appreciation units, or OSOs, serve as an incentive for our Named Executive Officers and other recipients of these awards to remain with us and to focus their efforts on all elements of our performance that influence long-term common stock price appreciation. We believe that having regular fixed award dates that are coupled with vesting requirements over a three-year or four-year period for RSUs and a three-year period for OSOs provides a recurring schedule of regular potential award payouts that encourage our executives and other LTI program participants to avoid taking actions to generate short-term gains that are to our long-term detriment.

Setting Executive Compensation

        Based on our compensation philosophy and objectives, the Compensation Committee has structured our annual and long-term incentive-based cash and non-cash executive compensation to motivate executives to achieve our business goals and reward the executives for achieving these goals. Compensation decisions for our Named Executive Officers generally take place in February. At this time, the Compensation Committee determines:

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  the base salary for the current year;

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  the long-term incentive award levels for the award year;

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  whether any bonus compensation will be paid for the recently completed year based upon our results as compared to the bonus program's goals and objectives and such other matters that the Compensation Committee determines to consider; and

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  the goals and objectives for the bonus program for the current year.

        The day-to-day design and administration of savings, health, welfare and paid-time-off plans and policies applicable to our employees in general and our Named Executive Officers are handled by teams of our Human Resources, Finance and Legal Department employees. The Compensation Committee (and in certain cases the entire Board) remains responsible for certain fundamental changes to these plans and policies outside of the day-to-day administrative requirements.

        In making its determinations on compensation, the Compensation Committee considers, among other factors, the executive's experience, skills, job position and responsibilities, individual contribution, and prior and expected future performance, as well as retention needs, internal pay equity, and surveys of Peer Group data, which are used as a guideline, not as a benchmark.

        For additional information relating to the Compensation Committee's decisions for 2011, please see the more detailed discussion below under the caption "—2011 Executive Compensation Components."

        Our Compensation Committee initially evaluates the performance of our Named Executive Officers as a team in meeting our overall corporate goals and objectives when determining salary, bonus and equity compensation. Individual performance targets or performance measures are not set for these Named Executive Officers. The determination of any payouts is at the full discretion of the Compensation Committee. The exercise of that discretion is informed by, among other things, the Compensation Committee's assessment of the executive team's overall performance in meeting our corporate goals and objectives.

        Role of the Executive Officers.    After the overall team assessment is completed, individual decisions are driven by a subjective assessment of the individual's role in contributing to the executive team's collective performance during the year. Based on Mr. Crowe's subjective view of each other Named Executive Officer's relative contribution to the team's overall performance, he provides to the Compensation Committee his recommendations for each such individual's base salary and short- and long-term incentive compensation. Mr. Crowe develops his recommendations by first applying his judgment to determine an appropriate distribution of base salary and incentive compensation among the Named Executive Officers. He then makes adjustments based on his subjective view of the individual's contribution based on the individual's role and/or whether the distribution is equitable. Mr. Crowe's recommendations, however, are not made by way of an assessment of the Named Executive Officers' performance using set individualized targets or performance measures. With respect to Mr. Crowe, the Compensation Committee establishes the base salary level and incentive compensation targets and amounts.

        The Compensation Committee retained Towers Watson & Co. as its independent compensation consultant for its 2011 compensation determinations. Towers Watson does not provide any services to us other than advising the Compensation Committee. In addition, we do not retain any compensation consultants other than in connection with sales force commission plans and receiving advice with respect to broad-based plans that do not discriminate in favor of our executive officers or directors, such as our 401(k) plan and our health insurance plans.

        In addition to providing information and analysis to the Compensation Committee, the Compensation Committee's consultant also provides the same information and analysis to Mr. Crowe, which in part informs his recommendations. With respect to 2011 compensation determinations, Mr. Crowe was also provided analyses that informed his recommendations by Mr. Thomas C. Stortz, our Executive Vice President, Chief Administrative Officer and Secretary, Ms. Laurinda Pang, our Chief Human Resources Officer and Ms. Cathleen Chambliss, Senior Vice President responsible for compensation and benefits in our Human Resources Department. Mr. Stortz, as part of his duties, is the senior executive responsible for human resources matters. The Compensation Committee can exercise its discretion to implement, reject or modify any recommendations provided by any member of management, including Mr. Crowe.

        Peer Group.    In August 2009, the Compensation Committee modified the peer group of companies that it references. The modification was made as a result of the evolution of our business, our experience recruiting executive talent that indicates we often compete with communications companies for this talent, as well as the use by one or more institutional investors of a communications company peer group in assessing our performance. The Compensation Committee uses the peer group as an additional source of information in reviewing compensation decisions and overall compensation program design for our senior executives, including the Named Executive Officers.

        In contemplation of the completion of the Global Crossing Acquisition, effective with the closing of that acquisition in October 2011, the Compensation Committee with the assistance of Towers Watson determined to adjust the members of the peer group to reflect a group of peers beyond the telecommunications sector to include cable and satellite, communications equipment, computer hardware and software and data processing. In addition, the modified peer group includes companies with a degree of global operations and growth prospects. It was the peer group in effect from October 2011 that was referenced by the Compensation Committee for its determinations with respect to adjustments in base salary in November 2011 and 2011 bonus payments summarized below.

        The following companies were included in our peer group until October 2011 and are referred to as the Initial Peer Group:

American Tower Corporation	Liberty Global Inc.
Cablevision Systems Corporation	MetroPCS Communications, Inc.
CenturyLink, Inc.	NII Holdings, Inc.
Crown Castle International Corp.	Telephone and Data Systems, Inc.
DISH Network Corporation	tw telecom inc.
Frontier Communications Corporation	United States Cellular Corporation
Global Crossing Limited	Windstream Corporation
Leap Wireless International Inc.

        The following companies were included in our peer group subsequent to October 2011 and are referred to as the Revised Peer Group:

Automatic Data Processing, Inc.	Liberty Global Inc.
CA Technologies	MetroPCS Communications, Inc.
Cablevision Systems Corporation	Motorola Mobility Holdings, INc.
CenturyLink, Inc.	NCR Corp.
Charter Communications Inc.	NetApp, Inc.
Computer Sciences Corporation	NII Holdings, Inc.
Dish Network Corp.	QUALCOMM Incorporated
eBay, Inc.	Telephone & Data Systems Inc.
Fiserv, Inc.	United States Cellular Corp.
Frontier Communications Corp.	VMware, Inc.
Harris Corp.	Windstream Corporation
Juniper Networks, Inc.	Yahoo! Inc.

        To provide you with an indication of how Level 3 compares to the other members of the Revised Peer Group, we note that as of the end of the most recent fiscal year for Level 3 and the other companies in the Peer Group, Towers Watson estimated that Level 3's percent ranking within the Revised Peer Group for the metrics of total revenue, market capitalization, capitalization to revenue ratio, enterprise value and EBITDA (earnings before interest, taxes, depreciation and amortization) was 57 percent, 49 percent, 38 percent, 66 percent and 53 percent, respectively.

        Summary.    Comparison information available in 2010, which was compiled from 2009 proxy statement information, was the latest compensation information from our Initial Peer Group that was available to the Compensation Committee when it was making its determinations of the base salary increases in February 2011 for our Named Executive Officers. Comparison information available in 2011, which was compiled from 2010 proxy statement information, was the latest compensation information from our Revised Peer Group that was available to the Compensation Committee when it was making its determinations of the changes to the base salaries in November 2011 for our Named Executive Officers other than Mr. Crowe and the 2011 bonus payments in February 2012.

        It is important to note that the information from both the Initial Peer Group and the Revised Peer Group was not used as a target or to benchmark the compensation for our Named Executive Officers. When compared against the available information from both our Initial Peer Group and the Revised Peer Group, the Compensation Committee observed that the base salaries to be paid to our Named Executive Officers were generally at or slightly below the 50th percentile of both the Initial Peer Group and the Revised Peer Group. Variations generally relate to the experience level of the individual and the fact that roles for a participating title may not match particularly well company to company.

        A significant percentage of total target compensation for our Named Executive Officers is allocated to bonus and equity compensation as a result of the philosophy and objectives described above. We do not have a pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. Rather, the Compensation Committee reviews information provided by its outside consultant as well as Mr. Crowe, Mr. Stortz, Ms. Pang and Ms. Chambliss to determine the appropriate level and mix of base and incentive compensation. We also incorporate flexibility into our compensation programs and the assessment process to respond to and adjust for the evolving business and economic environment. Ultimately, however, the Compensation Committee exercises its full discretion to determine the allocation between cash and non-cash or short-term and long-term incentive compensation.

2011 Executive Compensation Components

  Background Information

        For the fiscal year ended December 31, 2011, the principal components of compensation for our Named Executive Officers were:

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  base salary;

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  discretionary cash bonuses; and

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  long-term equity incentive compensation.

Our compensation elements simultaneously fulfill one or more of our compensation philosophy goals and objectives. Our base salary and bonus decisions are designed to reward annual achievements and to be commensurate with the executive's scope of responsibilities, demonstrated leadership abilities, and management experience and effectiveness. Our other elements of compensation—in particular our long-term incentive program—focus on motivating and challenging the executive to achieve superior, longer-term, sustained results.

  Base Salary

        We provide our Named Executive Officers with base salary to compensate them for services rendered during the year. Salary levels are typically considered annually as part of our performance review process as well as upon a promotion or other change in job responsibility.

  Bonus

        Our cash bonus program, which we refer to as the Executive Bonus Program, is designed to reward our executives for the achievement of short-term financial and business goals. Although each executive officer is eligible to receive a bonus under our cash bonus program, the decision to pay a bonus to any individual or the officers as a group, and the actual level of the payment, is made by our Compensation Committee entirely at its discretion in light of all relevant factors after completion of the fiscal year.

        In February 2011, our Compensation Committee determined the 2011 business goals and objectives for the bonus program, which included certain financial and strategic goals. During 2010, the Compensation Committee determined to reduce the bonus targets for the Named Executive Officers so that the target amounts would be more in line with the competitive marketplace. Bonuses for 2011 did not have a minimum payout or maximum cap.

        Our Compensation Committee does not establish targets that if met by the Named Executive Officer or Officers automatically results in the payment of a bonus, or a portion of a bonus, to that individual or individuals. Instead, the Compensation Committee considers the satisfaction of a specific objective or goal as one factor that contributes to the exercise of the Compensation Committee's discretion to pay a bonus, and such goals are not intended as specific targets. It is the Compensation Committee's assessment of these measures or objectives after completion of the year, the Compensation Committee's determination of the percentage or level at which it determines to fund the bonus pool for the full employee base, and its assessment of the other factors that are described elsewhere in this Compensation Discussion and Analysis, that inform the Compensation Committee's exercise of its discretion in paying a bonus.

        In addition, while goals and targets may be set, actual payout is determined by the Compensation Committee taking into account additional activities such as mergers, acquisitions, divestitures and capital markets activities, prevailing market and economic conditions and the subjective assessment of individual performance. Where performance is above the targeted level of performance, the

Compensation Committee may elect to pay a bonus above the range of expected payouts. Performance goals are generally assigned a weighting which is not absolute in its application, but serves as a guideline to inform the Compensation Committee's determination of the bonus payment level. Ultimately, the Compensation Committee retains full discretion to adjust bonus payouts to prevent inappropriate results, taking into account the overall context of our results so that bonuses are neither too low nor too high in the judgment of the Committee.

        Using the design principles described above for our Executive Bonus Program, in February 2011 the Compensation Committee set the following 2011 goals and objectives for the Executive Bonus Program, some of which were given more significant weighting than others:

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  Meet overall 2011 financial goals.  Performance against this goal is measured against 2011 budget targets, with substantial weight applied towards achievement of sustainable free cash flow targets and core network services revenue December exit run rate (that is, the amount of monthly core network services revenue as of the end of 2011). We defined sustainable free cash flow each quarter in 2011 as Adjusted EBITDA, less capital expenditures, less the average net cash interest expense for the trailing four quarters, plus/less average working capital for the trailing four quarters. This goal was given a 70 percent initial weighting by the Compensation Committee relative to the goals and objectives listed here.

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  Significantly improve the customer experience.  Performance against this goal is based on an assessment of customer satisfaction surveys and other internal company metrics that measure our customers' satisfaction with their experience in receiving services from Level 3. This goal was given a 20 percent initial weighting by the Compensation Committee relative to the goals and objectives listed here.

  •
  Ensure the company attracts and retains an appropriate workforce.  Performance against this goal is measured by an assessment of employee voluntary turnover rate and employee satisfaction. This goal was given a 10 percent initial weighting by the Compensation Committee relative to the goals and objectives listed here.

        From time to time during the course of the year, the Compensation Committee reviews the business goals and objectives for the Executive Bonus Program that are then in effect to confirm that these goals and objectives remain appropriate. The Compensation Committee therefore reserves the right to make adjustments during the year to the goals and objectives or the relative weighting assigned to the goals and objectives. Although no changes were made during 2011 to the specific goals and objectives enumerated above or to their relative weightings, the Compensation Committee did also take into consideration other strategic and subjective factors in determining the final payouts under the 2011 Executive Bonus Program, as described below.

  Stock Awards

        Background.    Our Compensation Committee also believes that a critical component of our compensation philosophy is having the ability to provide appropriate incentives to employees through a long-term incentive program that is tied to stock price performance. Our current LTI program provides for two types of equity awards. The first type of equity award is a stock-indexed security referred to as an outperform stock appreciation right—or OSO—which is administered under our Level 3 Communications, Inc. Stock Plan—or the Stock Plan. The second type of equity award is restricted stock units—or RSUs—the restrictions on which lapse over a period of years, depending on the participant's continued employment and the terms of the specific grant, which is also administered under the Stock Plan. We believe that the use of OSOs and RSUs allows us to accomplish several objectives, including providing an "outperformance" element through the OSO grants that is balanced by the retention element provided by RSUs.

        Beginning in 2007, the Compensation Committee established the process of determining LTI award levels for a 12 month period beginning April 1 and continuing to March 31 of the subsequent year. For purposes of this Compensation Discussion and Analysis, we refer to this 12 month period for LTI awards as an Award Year.

        To determine the annual long-term incentive program award pool for all participants in the RSU and OSO award programs during the 2011 Award Year, including the Named Executive Officers, in early 2011, the Compensation Committee considered several factors as a guideline, including the Shareholder Value Transfer methodology, the run rate and additional measures that the Compensation Committee determined were appropriate. "Run rate" refers to another measure of the annual dilution to stockholders from our grant of common stock based awards, and is defined as a fraction, the numerator of which is the shares issued pursuant to a plan and the denominator of which is the total shares outstanding.

        The Shareholder Value Transfer methodology analyzes, as of the date of determination of the pool, the aggregate fair value or expense of long-term incentive awards as a percent of our total market capitalization, and is calculated on a gross basis without taking into account cancellations and forfeitures of awards. The Compensation Committee uses the Shareholder Value Transfer methodology in part because:

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  the Compensation Committee believes that this methodology is effective in determining the economic trade-offs between different grant types—such as stock options versus restricted stock units;

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  this methodology has the benefit of limiting the effect of stock price fluctuations on year-to-year grant levels—which under other methodologies could result in more shares being awarded when the common stock price is low and fewer shares being awarded when the common stock price is high;

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  certain third party research firms use this methodology to formulate their recommendation as to whether stockholders should approve or reject the authorization of shares of common stock to be issued under a stock based long-term incentive plan; and

  •
  this methodology also provides an additional measure of comparison to the members of our Peer Group.

For 2011, the Shareholder Value Transfer percentage used by the Compensation Committee as a guideline to determine the annual long-term incentive program award pool for all participants in the RSU and OSO award programs during the 2011 Award Year was approximately 1.5% of our market capitalization (as compared to a one-year average of 1.01% at the 75th percentile for the Peer Group), and the run rate was approximately 1.24%, both of which the Compensation Committee concluded was appropriate.

        Towers Watson noted for the Compensation Committee that the difference from the Peer Group in the Shareholder Value Transfer percentage relates to the value of the OSOs, which are valued at approximately 120% of the award's face value, while most non-qualified options used by the companies in the Peer Group are valued at approximately 30 percent to 50 percent of face value. We note that the Shareholder Value Transfer amount may not represent the ultimate value actually delivered to the individual recipients over time, since the actual value is determined by the then current stock price at the time of settlement for OSOs or lapse of restrictions for RSUs.

        The award level for each Named Executive Officer for the 2011 Award Year was determined by the Compensation Committee in its full discretion, using as a guideline competitive data from the Peer Group, as well as the general factors discussed above. The Compensation Committee will continue to review the effectiveness of our long-term incentive program in light of both changing market conditions and the changing complexion of our business and workforce.

        OSOs.    OSOs derive value from the appreciation of our common stock above a base price equal to the fair market value of our common stock on the date of grant as adjusted (but not below the initial base price) to reflect the change in value of the S&P 500® Index during the term of the OSO. Upon vesting and settlement, which for awards granted in 2011 will both occur on the third anniversary of the grant date, subject to continued employment, the holder will receive an amount equal to the "spread" between the adjusted base price and the price of our common stock multiplied by a "success multiplier," which ranges from 0 to 4 on a straight line basis to reflect the amount, ranging from 0% to 11%, by which our common stock outperforms the S&P 500® Index. OSOs are granted on a quarterly basis, and the Compensation Committee feels that the fixed settlement of the OSOs three years from the date of grant provides a meaningful holding period that supports the alignment of our LTI program with the interests of our stockholders.

        RSUs.    An RSU represents our agreement to issue to the employee shares of our common stock (or, in the Compensation Committee's discretion in connection with a change in control, cash) on the date that the restrictions lapse, so long as the employee is employed on that date. RSUs are granted on a regular, fixed annual basis. The restrictions on RSUs generally lapse in equal annual installments over three or four years, depending on the employee's continued employment and the terms of the specific grant. When the restrictions lapse, the employee is issued the number of shares of common stock equal to the number of RSUs for which the restrictions have lapsed on that date.

        Change in Control.    Our OSOs generally settle upon a change in control of Level 3 Communications, Inc. In addition, the restrictions on our RSUs generally lapse upon a change of control. This type of benefit on a change of control is often referred to as a "single trigger" provision. A "double trigger" provision would require that the employee also have his or her position terminated or materially changed in order for the awards to accelerate.

        The definition of what constitutes a "change of control" is set forth in our Stock Plan. The following summary is qualified in its entirety by reference to the full definition included in the Stock Plan. The definition of what constitutes a change of control in the Stock Plan can be summarized as follows.

  •
  a change in ownership or control of Level 3 Communications, Inc. effected through a transaction or series of related transactions (other than an offering of our common stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any "person" (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934) or any two or more persons deemed to be one "person" (as used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934), other than Level 3 Communications, Inc. or any of its affiliates (as defined in the Stock Plan), or an employee benefit plan maintained by Level 3 Communications, Inc. or any of its affiliates, directly or indirectly acquire "beneficial ownership" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of securities of Level 3 Communications, Inc. possessing more than fifty percent (50%) of the total combined voting power of Level 3 Communications, Inc.'s securities outstanding immediately after such acquisition; or

  •
  the date upon which individuals who, as of May 20, 2010, constitute the Board of Directors of Level 3 Communications, Inc. (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to May 20, 2010, whose election, or nomination for election by the Level 3 Communications, Inc. stockholders, was approved by a vote of at least a majority of the directors then constituting the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board since May 20, 2010, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

  •
  the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of Level 3 Communications, Inc. to any "person" (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934) or to any two or more persons deemed to be one "person" (as used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934) other than Level 3 Communications, Inc.'s affiliates (as defined in the Stock Plan).

        In addition, the Compensation Committee may, by a written determination prior to the consummation of an event or transaction, determine that such event or transaction does not constitute a Change in Control, provided that the Compensation Committee reasonably concludes that such event or transaction (i) is not likely to result in a significant change to the identities of the persons functioning as our senior management, either immediately or in the foreseeable future (it being understood that the Compensation Committee need not conclude that no changes in our senior management are likely to occur), and (ii) is not likely to result in control of the Board (or a significant portion of the Board's functions) being transferred to a single person or entity, either immediately or in the foreseeable future, with certain specified exceptions.

        We also have a requirement that the change of control must also qualify as a "change in control event" as defined in Treasury Regulation 1.409A-3(i)(5)(i), so that our RSUs will be compliant with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended. In the event that there is a change in control as defined by the Stock Plan that does not qualify as a change in control event under Section 409A, if the employee undergoes a separation from service on account of his or her termination of employment by us without cause following that change in control, we will, in our sole discretion, either (a) issue all unissued shares of our common stock issuable pursuant to the RSU award to the employee or (b) pay the employee in a combination of cash and stock the value of those shares of our common stock as provided for in the Stock Plan.

        We have a so-called "single" trigger acceleration for equity awards for the following reasons:

  •
  Single trigger vesting ensures that ongoing employees are treated the same as terminated employees with respect to outstanding equity grants.

  •
  Single trigger vesting provides employees with the same opportunities as stockholders, who are free to sell their equity at the time of the change in control event and thereby realize the value created at the time of the transaction.

  •
  The employing company that made the original equity grant will no longer exist after a change in control and employees should not be required to have the fate of their outstanding equity tied to the new company's future success.

  •
  Single trigger vesting on performance-contingent equity, in particular, is appropriate given the difficulty of replicating the underlying performance goals.

  •
  Single trigger vesting serves to support the compelling business need to retain key employees during the uncertain times preceding a change in control.

  •
  A single trigger on equity vesting can be a powerful retention device during change in control discussions, especially for more senior executives where equity represents a significant portion of their total pay package.

        Modifications Generally.    From time to time, our Compensation Committee evaluates all elements of our LTI programs. Our Compensation Committee from time to time may make changes to any or all of the elements of these programs to reflect the changing needs related to attracting, retaining and motivating our Named Executive Officers. These changes may be based, in part, on market conditions and the LTI program of competitors. Management and the Compensation Committee regularly review our compensation programs to determine whether these programs are accomplishing our goals in the most cost-effective manner.

Determination of Total Compensation for 2011

  Base Salary

        In February 2011, the Compensation Committee reviewed the 2011 base salary for Mr. Crowe and the base salaries for the other Named Executive Officers for 2011, which were based on recommendations by Mr. Crowe. In February 2011, the Compensation Committee determined to increase the base salaries of each of the Named Executive Officers to bring the base salaries of these executives in line with what the Compensation Committee believed was market. Messrs. Crowe, Storey and Miller each received a three percent increase in base salary, and Mr. Patel received an approximately seven percent increase in base salary. Mr. Stortz's base salary was reset to $510,000 when he rejoined the Company in June 2011.

        Subsequent to the completion of the Global Crossing Acquisition, in November 2011 the Compensation Committee reviewed the then current base salary for Mr. Crowe and the base salaries for the other Named Executive Officer based on a recommendation of Mr. Crowe. As a result of the significant increase in the size and scope of our business and the resulting increase in responsibilities for these officers, the Compensation Committee determined to increase the base salaries for each of the other Named Executive Officers other than Mr. Crowe.

NEO Name	Original 2011 Base Salary	Modified 2011 Base Salary
James Q. Crowe	$839,500	no change
Sunit S. Patel	$510,000	$575,000
Jeff K. Storey	$566,000	$650,000
Charles C. Miller, III	$520,150	$575,000
Thomas C. Stortz	$510,000	$575,000

        We believe that Mr. Crowe's 2011 salary as a multiple of the other Named Executive Officers' salaries is in line with traditional multiples for the chief executive officer. The Compensation Committee also believes that the differences are explained by the positions that the individuals hold and are based on individual performance evaluations only to the extent described above.

  Bonus

        In determining the 2011 bonus compensation for the Named Executive Officers, the Compensation Committee considered these Named Executive Officers' performance as a group against the objectives described above. These results included the following items.

        Meet overall 2011 financial goals.    The following table summarizes our Board of Directors approved budget targets, which in some cases are equal to our publicly issued guidance, as well as our actual results for 2011. These targets were adjusted to remove the results of our coal mining business, which we sold in November 2011, and the transaction and integration costs incurred during 2011 with respect to the Global Crossing Acquisition. These numbers are for Level 3 on a standalone basis, and do not include the results of Global Crossing Limited.

Metric ($ in millions)	2011 Communications Budget	2011 Communications Full Year Results
Core Network Services revenue	$2,983	$3,009
Communications Adjusted EBITDA	$927	$960
December Core Network Services Run Rate	$260	$262
Sustainable Free Cash Flow	$(112)	$(14)

        The actual results for 2011 for Core Network Services revenue were approximately 101% of budget. Communications Adjusted EBITDA, the metric that was given the highest weighting by the Compensation Committee, was approximately 104% of budget. December Core Network Services Run Rate was 101% of budget. Sustainable Free Cash Flow for 2011 was approximately $98 million favorable to budget.

        Significantly improve the customer experience.    During the course of the year, our performance against this goal was measured by various customer satisfaction survey data. Our surveys use a seven point scale, with a score of seven (the top "box") representing very satisfied and a score of one (the bottom "box") representing very dissatisfied. During this period, overall our customer satisfaction scores were 50% in the top two boxes (an improvement from 44% in 2010), and 15% in the bottom two boxes (an improvement from 18% in 2010).

        Ensure the company attracts and retains an appropriate workforce.    Given the nature of this objective, no specific quantitative targets were established by the Compensation Committee. The Compensation Committee agreed with management's assessment that we have been able to attract and retain the appropriate workforce, based in part on the review of our overall voluntary turnover rate and the rate of voluntary termination by employees who were rated in the two highest of the five total categories of our job performance measures as well as the rate of voluntary termination of vice presidents and above.

        In addition to the review of these factors, the Compensation Committee also considered acquisition, capital markets, refinancing and disposition activities completed during 2011. These activities can be summarized as follows.

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  We acquired Global Crossing Limited in a tax-free, stock-for-stock transaction. This transaction provides significant strategic benefits, as described above.

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  We sold $305 million aggregate principal amount of 11.875% Senior Notes due 2019. A portion of the net proceeds from the offering were used to redeem the $195,702,000 aggregate principal amount of our 5.25% Convertible Senior Notes due 2011. This offering was the first offering of senior unsecured notes by Level 3 Communications, Inc. in several years, with prior offerings having being made at the Level 3 Financing, Inc. subsidiary level.

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  We agreed to issue $300,217,000 aggregate principal amount of our 11.875% Senior Notes due 2019 in exchange for $294,732,000 aggregate principal amount of our outstanding 9% Convertible Senior Discount Notes due 2013 in a private transaction. As a result of this exchange transaction, all of the Company's outstanding 9% Convertible Senior Discount Notes were retired.

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  Level 3 Financing, Inc.'s, sold $500 million aggregate principal amount of its 9.375% Senior Notes due 2019 in a private offering. The net proceeds from the offering of the notes, together with cash on hand, were used to redeem $443 million aggregate principal amount of Level 3 Financing, Inc.'s outstanding 9.25% Senior Notes due 2014.

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  As part of the refinancing of the outstanding Global Crossing Limited debt, we raised through Level 3 Financing, Inc. a total of $1.2 billion of 8.125% Senior Notes due 2019 and an incremental term loan—the Trance B II Term Loan—in aggregate principal amount of $650 million.

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  We entered into a conversion agreement with Fairfax Financial Holdings Limited and certain of its affiliates and certain other investors to convert a total of $127,962,000 in aggregate principal amount of our 15% Convertible Senior Notes due 2013. After the closing of this transaction, $272,038,000 aggregate principal amount of the 15% Convertible Senior Notes due 2013 remained outstanding. The 15% Convertible Senior Notes due 2013 are not callable prior to maturity in January 2013.

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  We completed the transfer of its common stock listing to the New York Stock Exchange under our ticker symbol "LVLT."

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  Level 3 Financing, Inc. also borrowed an incremental $550 million through a new Tranche B III Term Loan under its existing secured credit agreement. We used the proceeds of this offering to redeem the $274 million aggregate principal amount of our 3.5% Convertible Senior Notes due 2012 and prepaid the $280 million Tranche B Term Loan under the existing secured credit agreement. As a result, the total aggregate principal amount of the loans under the secured credit agreement was $2.6 billion.

  •
  In November 2011, we entered into an agreement with an affiliate of Ambre Energy Limited to sell all of the common stock of the holding company for our coal mining operations. As a result of the transaction, the assets and liabilities associated with the coal mining business were removed from Level 3's balance sheet as of the closing.

        The Compensation Committee, as well as the full Board of Directors, continues to be satisfied with Mr. Crowe's leadership of the company and his performance during 2011. We achieved all of the financial measures for the "Meet overall 2011 financial goals" objective, and the Compensation Committee also believes that the percentage growth rate of quarter over quarter Core Network Services revenue reached a level that for 2011 was satisfactory. In addition, the Compensation Committee was satisfied with our overall customer satisfaction survey results. The completion of the Global Crossing Acquisition, which took most of 2011 to negotiate, document and close, was a significant milestone for us, and the Compensation Committee believes that the transformational nature of this transaction in terms of the size and scope of our network and our service offerings has the potential to contribute significantly to our future success. In addition, the Compensation Committee took note of the significant capital markets, refinancing and disposition transactions that were completed during 2011. It was these beliefs and the Compensation Committee's assessment of the company's performance against the objectives described above that informed the Compensation Committee's determination of the level at which to fund the bonus pool for the broad employee base. As a result, the Compensation Committee concluded that Mr. Crowe and the other Named Executive Officers should be compensated accordingly.

        In determining the 2011 bonus compensation for the Named Executive Officers, the Compensation Committee considered these Named Executive Officers' performance as a group against the objectives described above. For 2011, the Compensation Committee determined to enhance the bonus payment to Messrs. Crowe, Miller and Patel. The Compensation Committee determined to enhance Mr. Crowe's bonus payment for his 2011 performance to recognize his contributions of overall leadership to the company in connection with both (i) the company's completion of the Global Crossing Acquisition and the significance to the company's future prospects that the Global Crossing Acquisition represents as well as (ii) the various capital markets transactions during 2011 that are summarized above and the significance to the company's future prospects that derive from the continued efficient management of the company's debt maturities. The Compensation Committee determined to enhance Mr. Miller's bonus payment for his 2011 performance to recognize his contributions to the company in connection with leading the company's negotiating team for the Global Crossing Acquisition. The Compensation Committee also determined to enhance Mr. Patel's bonus payment for his 2011 performance to recognize his contributions to the company in connection with leading the company's team that accomplished the various capital markets transactions during 2011 that are summarized above.

        Based on the successes described above, the Committee approved the payment of bonuses as indicated in the table below:

James Q. Crowe	$4,000,000
Sunit S. Patel	$1,750,000
Charles C. Miller, III	$3,000,000
Jeff K. Storey	$1,500,000
Thomas C. Stortz	$1,250,000

  Stock Based Awards.

        Grant Decisions for the 2011 Award Year.    At the beginning of the 2011 Award Year, a fixed annual award number was determined for RSUs and OSOs for each eligible employee, consistent with the Compensation Committee's practices. The Compensation Committee also used as a guideline in determining the award levels competitive data from our Peer Group. While the award numbers are fixed for the applicable Award Year, the Compensation Committee reserves the right to make changes to this program—including the fixed award amounts—as conditions in the market or our business require; however, these fixed amounts were not adjusted during the 2011 Award Year.

        For the determination of LTI award levels, we do not set individual performance targets or performance measures for our Named Executive Officers. The determination of any award levels for all Named Executive Officers is in the full discretion of the Compensation Committee. The exercise of that discretion is informed by, among other things, the Shareholder Value Transfer methodology and the resulting run rate as well as the executive team's overall performance as assessed by the Compensation Committee. After the overall team assessment is completed, individual decisions are driven by a subjective assessment of the individual's role in contributing to the executive team's collective performance during the year. Based on Mr. Crowe's subjective view of the relative contribution of the other Named Executive Officers to the team's overall performance, he provides to the Compensation Committee his recommendations for each individual's LTI award level. Mr. Crowe develops his recommendations by first applying his judgment to what is an appropriate distribution of LTI awards among the Named Executive Officers and then he may make adjustments based on his personal subjective view of the individual's contribution through the individual's role and/or whether the distribution is equitable. Mr. Crowe's adjustments, however, are not made by way of an assessment of the Named Executive Officers' performance using set individualized targets or performance measures. The Compensation Committee establishes the level of LTI awards for the Named Executive Officers after taking into account the considerations described above.

        For the 2011 Award Year (from April 1, 2011 until March 31, 2012), each Named Executive Officer had the following award levels. As a result of the structure of the Award Year, some of these awards were made during 2011 and some of which are awarded during 2012.

Name	RSUs	OSOs
James Q. Crowe	92,909	92,909
Sunit S. Patel	31,192	31,192
Charles C. Miller, III	34,162	34,162
Jeff K. Storey	53,472	53,472
Thomas C. Stortz	31,192	31,192

        During calendar year 2011, as participants in our LTI program, each Named Executive Officer received the RSUs and OSOs indicated in the table below. These awards were made during a portion of the 2010 Award Year and a portion of the 2011 Award Year.

Name	RSUs	OSOs(1)
James Q. Crowe	92,909	92,908
Sunit S. Patel	31,192	31,192
Charles C. Miller, III	34,162	34,160
Jeff K. Storey	53,472	53,472
Thomas C. Stortz	31,192	31,192

(1)
The number of OSOs awarded to Messrs. Crowe and Miller differ slightly from the Plan Year amounts due to the quarterly grant cycle and the application of the 1-for-15 reverse stock split to the pre-split award levels.

        Given Mr. Crowe's and the other Named Executive Officers' roles in leading Level 3 during 2011 and the challenges and achievements for the year, the Compensation Committee considers the total remuneration provided to the Named Executive Officers for 2011 to be appropriate.

  Other Compensatory Benefits

        As salaried, U.S.-based employees, the Named Executive Officers participate in a variety of health and welfare and paid time-off benefits designed to enable us to attract and retain our workforce in a competitive marketplace. Health and welfare and paid time-off benefits help ensure that we have a productive and focused workforce through reliable and competitive health and other benefits.

  Perquisites

        We limit the perquisites that we make available to our Named Executive Officers. With the exception of the personal use of our corporate aircraft—which is discussed below—our Named Executive Officers are entitled to no benefits that are not otherwise available to all of our employees. In this regard it should be noted that we do not provide company vehicles, club memberships, financial consulting, pension arrangements, post-retirement health coverage, or similar benefits for our Named Executive Officers.

        We provide our Named Executive Officers personal use of our corporate aircraft because we believe that this benefit generally affords us increased security and allows our executives to work more efficiently and productively when traveling for personal reasons. For personal use of our corporate aircraft by Messrs. Crowe and Storey, we impute income as described below. For all other Named Executive Officers, any personal use of our corporate aircraft is pursuant to an Aircraft Time-Share Agreement, pursuant to which the Named Executive Officer is responsible to reimburse us for our incremental cost of providing his personal use of the corporate aircraft. For the Named Executive

Officers other than Messrs. Crowe and Storey, when a guest accompanies the Named Executive Officer on business travel and when required by applicable Internal Revenue Service regulations, we impute as income to that executive the cost of that additional travel.

        For Mr. Crowe and Mr. Storey, we impute as income the cost of personal travel as well as when required by Internal Revenue Service regulations the personal travel of any guest that accompanies Mr. Crowe or Mr. Storey. To calculate the amount of imputed income, we use the Internal Revenue Service's Standard Industry Fare Level, or SIFL, rates. For 2011, Mr. Crowe had $167,325 of imputed income and Mr. Storey had $19,390 of imputed income. These amounts differ from the amounts disclosed in the Summary Compensation Table below, which we have calculated as $347,387 and $20,208, for Mr. Crowe and Mr. Storey, respectively, which represents our incremental cost to provide the benefit.

  Post-Employment Compensation

        Pension Benefits.    We do not provide pension arrangements or post-retirement health coverage for our Named Executive Officers. Our Named Executive Officers, as well as all of our U.S.-based employees, are eligible to participate in our 401(k) plan. We provide a matching contribution to all participants in the 401(k) plan, including our Named Executive Officers, through units in the Level 3 Stock Fund. For 2011, we matched up to 100% of 3% of eligible earnings, or regulatory limits if lower, for the balance of the year. Neither our Named Executive Officers nor our other employees are able to purchase units in the Level 3 Stock Fund. All of our Named Executive Officers have more than three years of service with us, and as a result, each of the Named Executive Officers is fully vested in the units of the Level 3 Stock Fund in his 401(k) plan account.

        For the year ended December 31, 2011, the Compensation Committee did not approve a discretionary grant to the 401(k) share accounts of qualifying U.S.-based employees, including the Named Executive Officers. The last discretionary grant to the 401(k) share accounts was in 2008 for the year ended December 31, 2007.

        Retirement Benefit.    Upon a Named Executive Officer's retirement in accordance with our retirement program, the restrictions on all outstanding RSUs lapse and OSOs are retained by the individual until those OSOs settle on the third anniversary of their grant, provided that the OSO then has a positive value.

        Nonqualified Deferred Compensation.    We do not provide any nonqualified defined contribution or other deferred compensation plans.

        Other Post-Employment Payments.    At December 31, 2011, all of our Named Executive Officers were employees-at-will and as such did not have employment contracts with us.

Stock Ownership Guidelines

        The Compensation Committee has adopted guidelines for ownership of our common stock for our senior executives. The Compensation Committee reviews these guidelines at least annually, and may update or modify them based on a variety of factors including the composition of our senior management team and stock market conditions. Stock held by the individual, his or her spouse and minor children, along with shares of our common stock held in the individual's 401(k) Plan account and in trusts for the benefit of these individuals, will be included for purposes of determining the individual's satisfaction of the ownership guidelines.

        The guidelines for 2011 after taking into account the 1 for 15 reverse stock split we implemented in October 2011 were as follows:

CEO	66,667
COO and President/Vice Chairman	33,333
Chief Administrative Officer/Chief Financial Officer	16,667
President level officer	10,000
Members of Board of Directors	20,000

        The Compensation Committee has concluded that grants of restricted stock or restricted stock units will not be made to assist members of management in meeting the ownership guidelines. In addition, the Compensation Committee has concluded not to force individuals to make either private or open market purchases of our common stock to meet the ownership guidelines. Rather, the Compensation Committee has concluded that after a period of 5 years beginning on the later of (a) the date that the individual is elected to the relevant position and (b) February 2007, if the individual was serving in the position in February 2007, until such time as the individual is in compliance with these guidelines, 25% of the shares of our common stock issuable upon any OSO exercise or settlement or upon the settlement of restricted stock unit should be held by the individual in the form of shares of our common stock until such time as the guideline has been met. The failure of an individual to make a good faith effort to meet the guidelines in a timely manner and to maintain their compliance with the guidelines will be a significant factor in the Compensation Committee's and senior management's determinations of the individual's future bonus payments and long-term incentive compensation awards.

        The Board of Directors requires that each member of the Board hold all shares of our common stock received as compensation for Board service until such time as the Board member's ownership of common stock meets the Share Ownership Minimum Amount Requirement of 20,000 shares. To determine a Board member's compliance with the Share Ownership Minimum Amount Requirement, all issued restricted stock units whether or not restrictions on those securities have lapsed will be treated as shares of issued common stock on a one for one basis. In addition, shares of common stock held by the Board member, his or her spouse and minor children, along with shares of common stock held in the individual's retirement accounts and in trusts for the benefit of these individuals, will be included for purposes of determining the Board member's satisfaction of the Share Ownership Minimum Amount Requirement.

        The Board encourages each Board member to hold all shares of common stock received as compensation for Board service, or otherwise acquired, until such time as the Board member is no longer a Board member. Any Board member that sells or otherwise transfers shares of common stock shall volunteer to resign from the Board, in those circumstances where after giving effect to the sale or transfer, the Board member would own common stock in an amount less than the Share Ownership Minimum Requirement. The Board does not believe that such person(s) should necessarily leave the Board. There should, however, be an opportunity for the Board through the Board's Nominating and Governance Committee to review the continued appropriateness of the Board member's continued membership on the Board under the circumstances.

Potential Effect on Compensation from Executive Misconduct

        If our Board determines that an executive officer has engaged in fraudulent or intentional misconduct, the Board would take action to remedy the misconduct, prevent its recurrence, and impose such discipline on the wrongdoers as would be appropriate. Discipline would vary depending on the facts and circumstances, and (A) may include, without limit, (1) termination of employment and (2) initiating an action for breach of fiduciary duty, and (B) includes, if the misconduct resulted in a significant restatement of our financial results, seeking reimbursement of any compensation paid or awarded to the executive that is greater than what would have been paid or awarded if calculated based on the restated financial results. These remedies would be in addition to, and not in lieu of, any actions imposed by law enforcement agencies, regulators or other authorities.

Section 162(m) of the Internal Revenue Code

        The Compensation Committee takes into consideration the tax deductibility limitation of Section 162(m) of the Internal Revenue Code of 1986, or the Code, when making compensation decisions for our Named Executive Officers. Generally, Section 162(m) limits the amount of compensation that a public company can deduct for federal income tax purposes to the extent that the compensation is greater than $1.0 million and does not fall within that section's exemptions. Our OSO program is intended to meet the requirements for "qualified performance-based compensation" exempt from these deductibility limitations. Our bonus program, however, would not qualify for the exemptions contained in Section 162(m). The Compensation Committee does not believe it is advisable to adopt a strict policy against paying nondeductible compensation, and may pay that compensation in appropriate circumstances. While the Compensation Committee takes into consideration the tax deductibility limitation of Section 162(m), at the present time, the Compensation Committee's determination with respect to the payment of compensation to our Named Executive Officers is not affected by this tax deductibility limitation in light of our significant net operating loss carryforwards for U.S. federal income tax purposes.

Compensation Committee Report

        The Compensation Committee of the Board has reviewed this Compensation Discussion and Analysis and discussed that analysis with management. Based on its review and discussions with management, the committee recommended to our Board that this Compensation Discussion and Analysis be included in Level 3's Form 10-K for the year ended December 31, 2011 and Level 3's Proxy Statement with respect to the 2012 Annual Meeting of Stockholders. This report is provided by the following independent directors, who comprise the committee:

Richard R. Jaros (Chairman)
Michael J. Mahoney
Peter Seah Lim Huat
Albert C. Yates

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
James Q. Crowe	2011	$834,788	$4,000,000	$3,400,469	$2,671,570	$354,737	$11,261,564
Chief Executive Officer	2010	$815,000	$1,141,000	$1,960,984	$2,255,214	$226,070	$6,398,268
	2009	$815,000	$800,000	$1,184,218	$1,355,383	$16,500	$4,171,101
Sunit S. Patel	2011	$510,769	$1,750,000	$1,141,627	$896,926	$7,350	$4,306,672
Chief Financial Officer	2010	$475,000	$380,000	$627,842	$717,501	$7,350	$2,207,693
	2009	$475,000	$260,000	$315,803	$361,448	$16,500	$1,428,751
Charles C. Miller, III	2011	$523,565	$3,000,000	$1,250,329	$982,271	$7,350	$5,763,515
Executive VP & Vice	2010	$505,000	$404,000	$708,694	$813,187	$7,350	$2,438,231
Chairman	2009	$505,000	$280,000	$402,307	$460,456	$16,500	$1,664,263
Jeff K. Storey	2011	$572,962	$1,500,000	$1,957,075	$1,537,587	$27,558	$5,595,182
President & Chief	2010	$550,000	$506,000	$1,066,482	$1,217,247	$24,107	$3,363,836
Operating Officer	2009	$550,000	$330,000	$795,063	$589,509	$79,164	$2,343,736
Thomas C. Stortz	2011	$425,692	$1,250,000	$1,141,627	$896,926	$724,104	$4,438,349
Executive VP & Chief	2010	$475,000	$380,000	$635,209	$727,070	$7,350	$2,224,629
Administrative Officer	2009	$475,000	$260,000	$335,544	$384,045	$16,500	$1,471,089

(1)
We award both restricted stock units ("RSUs"), and outperform stock appreciation rights ("OSOs"), as part of our long-term incentive program. These awards vest over a number of years. When an award is made, the fair value of all shares granted, regardless of vesting schedules, is determined. For RSUs, fair value is calculated using the closing price of our common stock on the day before the grant, and for OSOs, fair value is calculated using a formula based methodology. These columns represent the full grant date fair value of the RSUs and OSOs awarded to the Named Executive Officer, without any reduction in the grant date fair value of the awards for the possibility of service-based forfeiture. For additional information relating to the assumptions made by us in valuing these awards for 2011, refer to note 13 of our financial statements in our Form 10-K for the year ended December 31, 2011, as filed with the SEC.

(2)
This column includes $7,350, $7,350 and $16,500 of company matching contributions to each Named Executive Officer's 401(k) plan account for 2011, 2010 and 2009, respectively. These contributions were made in the form of units of the Level 3 Stock Fund.

For Mr. Crowe and Mr. Storey, amounts in this column include $347,387 and $20,208 related to their respective personal use of our aircraft in 2011 and $218,720 and $16,757 related to their respective personal use of our aircraft in 2010, all pursuant to the arrangement described above under the caption "Compensation Discussion and Analysis—Determination of Total Compensation for 2011—Other Compensatory Benefits—Perquisites." The calculation of the amounts set forth in the table for personal use of our aircraft by Messrs. Crowe and Storey is based on our incremental cost relating to their use of the aircraft, which includes only the variable costs incurred as a result of personal flight activity, including fuel, oil, lubricants, other additives, travel expenses of the crew, including food, lodging and ground transportation, hanger and tie-down costs away from the aircraft's base of operations, insurance obtained for the specific flight, landing fees, airport taxes and similar assessments, customs, foreign permit and similar fees directly related to the flight, in-flight food and beverages, passenger ground transportation, and flight planning and weather contract services. It excludes non-variable costs, such as exterior paint, interior refurbishment and regularly scheduled inspections, which would have been incurred regardless of whether there were any personal use of aircraft.

For Mr. Stortz, amounts in this column include $712,500, which represented a special payment that was made to Mr. Stortz in connection with his retirement from Level 3 during 2011. Upon Mr. Stortz's subsequent reemployment by Level 3 later in 2011, Mr. Stortz retained this special payment.

 Outstanding Equity Awards at 2011 Fiscal Year End

        The following table provides information on the current holdings of OSOs and RSUs by the Named Executive Officers. This table includes unvested OSOs and unvested RSUs. Each grant is shown separately for each Named Executive Officer. The vesting schedule for each grant is shown following this table, based on the award grant date. For additional information about the OSO and RSU awards, see the descriptions under the caption "2011 Executive Compensation Components—Stock Awards" above. Because the number of shares underlying any OSO is subject to change by way of a formulaic multiplier based upon the performance of our common stock relative to the performance of the S&P 500® Index, a zero included in the column titled Number of Securities Underlying Unexercised Options indicates that the OSOs comprising those specific grants have a zero multiplier resulting in a zero dollar value ($0) at December 31, 2011, indicating that our common stock price had not outperformed the S&P 500® Index from the grant date of these OSOs through December 31, 2011.

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)(1)		Number of Securities Underlying Unexercised Options (#)(1)
								Market Value of Shares or Units of Stock That Have Not Vested ($)
						Number of Shares or Units of Stock That Have Not Vested (#)
				Option Exercise Price ($)(2)
Name	Grant Date	Exercisable	Unexercisable		Option Expiration Date
James Q. Crowe	1/1/2009	0	1,164	$14.59	1/1/2012
	2/1/2009	0	0	$22.80	2/1/2012
	3/1/2009	0	0	$20.49	3/1/2012
	4/1/2009	0	0	$21.71	4/1/2012
	5/1/2009	0	0	$24.16	5/1/2012
	6/1/2009	0	0	$21.92	6/1/2012
	7/1/2009	0	0	$30.93	7/1/2012
	8/1/2009	0	0	$23.45	8/1/2012
	9/1/2009	0	0	$22.14	9/1/2012
	10/1/2009	0	0	$24.76	10/1/2012
	11/1/2009	0	0	$21.44	11/1/2012
	12/1/2009	0	0	$21.48	12/1/2012
	1/1/2010	0	0	$25.83	1/1/2013
	2/1/2010	0	0	$24.37	2/1/2013
	3/1/2010	0	0	$27.11	3/1/2013
	4/1/2010	0	0	$26.08	4/1/2013
	7/1/2010	0	0	$19.91	7/1/2013
	10/1/2010	0	8,062	$15.46	10/1/2013
	1/1/2011	0	11,374	$14.70	1/1/2014
	4/1/2011	0	0	$22.05	4/1/2014
	7/1/2011	0	0	$36.60	7/1/2014
	10/1/2011	0	0	$24.80	10/1/2014
	1/1/2008					1,635	(a)	$27,779
	4/1/2008					1,925	(b)	$32,706
	7/1/2008					1,925	(c)	$32,706
	10/1/2008					1,925	(d)	$32,706
	1/1/2009					3,851	(e)	$65,428
	4/1/2009					9,627	(f)	$163,563
	7/1/2009					9,627	(g)	$163,563
	10/1/2009					9,627	(h)	$163,563
	1/1/2010					14,441	(i)	$245,353

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)(1)		Number of Securities Underlying Unexercised Options (#)(1)
								Market Value of Shares or Units of Stock That Have Not Vested ($)
						Number of Shares or Units of Stock That Have Not Vested (#)
				Option Exercise Price ($)(2)
Name	Grant Date	Exercisable	Unexercisable		Option Expiration Date
	7/1/2010					69,682	(j)	$1,183,897
	7/1/2011					92,909	(k)	$1,578,524
Sunit S. Patel	1/1/2009	0	310	$14.59	1/1/2012
	2/1/2009	0	0	$22.80	2/1/2012
	3/1/2009	0	0	$20.49	3/1/2012
	4/1/2009	0	0	$21.71	4/1/2012
	5/1/2009	0	0	$24.16	5/1/2012
	6/1/2009	0	0	$21.92	6/1/2012
	7/1/2009	0	0	$30.93	7/1/2012
	8/1/2009	0	0	$23.45	8/1/2012
	9/1/2009	0	0	$22.14	9/1/2012
	10/1/2009	0	0	$24.76	10/1/2012
	11/1/2009	0	0	$21.44	11/1/2012
	12/1/2009	0	0	$21.48	12/1/2012
	1/1/2010	0	0	$25.83	1/1/2013
	2/1/2010	0	0	$24.37	2/1/2013
	3/1/2010	0	0	$27.11	3/1/2013
	4/1/2010	0	0	$26.08	4/1/2013
	7/1/2010	0	0	$19.91	7/1/2013
	10/1/2010	0	2,707	$15.46	10/1/2013
	1/1/2011	0	3,819	$14.70	1/1/2014
	4/1/2011	0	0	$22.05	4/1/2014
	7/1/2011	0	0	$36.60	7/1/2014
	10/1/2011	0	0	$24.80	10/1/2014
	1/1/2008					490	(a)	$8,325
	4/1/2008					513	(b)	$8,716
	7/1/2008					513	(c)	$8,716
	10/1/2008					513	(d)	$8,716
	1/1/2009					1,026	(e)	$17,432
	4/1/2009					2,567	(f)	$43,613
	7/1/2009					2,567	(g)	$43,613
	10/1/2009					2,567	(h)	$43,613
	1/1/2010					3,851	(i)	$65,428
	7/1/2010					23,394	(j)	$397,464
	7/1/2011					31,192	(k)	$529,952
Charles C. Miller, III	1/1/2009	0	395	$14.59	1/1/2012
	2/1/2009	0	0	$22.80	2/1/2012
	3/1/2009	0	0	$20.49	3/1/2012
	4/1/2009	0	0	$21.71	4/1/2012
	5/1/2009	0	0	$24.16	5/1/2012
	6/1/2009	0	0	$21.92	6/1/2012
	7/1/2009	0	0	$30.93	7/1/2012
	8/1/2009	0	0	$23.45	8/1/2012

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)(1)		Number of Securities Underlying Unexercised Options (#)(1)
								Market Value of Shares or Units of Stock That Have Not Vested ($)
						Number of Shares or Units of Stock That Have Not Vested (#)
				Option Exercise Price ($)(2)
Name	Grant Date	Exercisable	Unexercisable		Option Expiration Date
	9/1/2009	0	0	$22.14	9/1/2012
	10/1/2009	0	0	$24.76	10/1/2012
	11/1/2009	0	0	$21.44	11/1/2012
	12/1/2009	0	0	$21.48	12/1/2012
	1/1/2010	0	0	$25.83	1/1/2013
	2/1/2010	0	0	$24.37	2/1/2013
	3/1/2010	0	0	$27.11	3/1/2013
	4/1/2010	0	0	$26.08	4/1/2013
	7/1/2010	0	0	$19.91	7/1/2013
	10/1/2010	0	2,964	$15.46	10/1/2013
	1/1/2011	0	4,182	$14.70	1/1/2014
	4/1/2011	0	0	$22.05	4/1/2014
	7/1/2011	0	0	$36.60	7/1/2014
	10/1/2011	0	0	$24.80	10/1/2014
	1/1/2008					654	(a)	$11,111
	4/1/2008					654	(b)	$11,111
	7/1/2008					654	(c)	$11,111
	10/1/2008					654	(d)	$11,111
	1/1/2009					1,308	(e)	$22,223
	4/1/2009					3,270	(f)	$55,557
	7/1/2009					3,270	(g)	$55,557
	10/1/2009					3,270	(h)	$55,557
	1/1/2010					4,906	(i)	$83,353
	7/1/2010					25,622	(j)	$435,318
	7/1/2011					34,162	(k)	$580,412
Jeff K. Storey	1/1/2009	0	506	$14.59	1/1/2012
	2/1/2009	0	0	$22.80	2/1/2012
	3/1/2009	0	0	$20.49	3/1/2012
	4/1/2009	0	0	$21.71	4/1/2012
	5/1/2009	0	0	$24.16	5/1/2012
	6/1/2009	0	0	$21.92	6/1/2012
	7/1/2009	0	0	$30.93	7/1/2012
	8/1/2009	0	0	$23.45	8/1/2012
	9/1/2009	0	0	$22.14	9/1/2012
	10/1/2009	0	0	$24.76	10/1/2012
	11/1/2009	0	0	$21.44	11/1/2012
	12/1/2009	0	0	$21.48	12/1/2012
	1/1/2010	0	0	$25.83	1/1/2013
	2/1/2010	0	0	$24.37	2/1/2013
	3/1/2010	0	0	$27.11	3/1/2013
	4/1/2010	0	0	$26.08	4/1/2013
	7/1/2010	0	0	$19.91	7/1/2013
	10/1/2010	0	4,640	$15.46	10/1/2013

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)(1)		Number of Securities Underlying Unexercised Options (#)(1)
								Market Value of Shares or Units of Stock That Have Not Vested ($)
						Number of Shares or Units of Stock That Have Not Vested (#)
				Option Exercise Price ($)(2)
Name	Grant Date	Exercisable	Unexercisable		Option Expiration Date
	1/1/2011	0	6,546	$14.70	1/1/2014
	4/1/2011	0	0	$22.05	4/1/2014
	7/1/2011	0	0	$36.60	7/1/2014
	10/1/2011	0	0	$24.80	10/1/2014
	1/1/2009					1,674	(e)	$28,441
	4/1/2009					4,187	(f)	$71,137
	7/1/2009					4,187	(g)	$71,137
	10/1/2009					4,187	(h)	$71,137
	1/1/2010					6,281	(i)	$106,714
	7/1/2010					40,104	(j)	$681,367
	7/1/2011					53,472	(k)	$908,489
	1/1/2009					26,666	(l)	$453,055
Thomas C. Stortz	1/1/2009	0	330	$14.59	1/1/2012
	2/1/2009	0	0	$22.80	2/1/2012
	3/1/2009	0	0	$20.49	3/1/2012
	4/1/2009	0	0	$21.71	4/1/2012
	5/1/2009	0	0	$24.16	5/1/2012
	6/1/2009	0	0	$21.92	6/1/2012
	7/1/2009	0	0	$30.93	7/1/2012
	8/1/2009	0	0	$23.45	8/1/2012
	9/1/2009	0	0	$22.14	9/1/2012
	10/1/2009	0	0	$24.76	10/1/2012
	11/1/2009	0	0	$21.44	11/1/2012
	12/1/2009	0	0	$21.48	12/1/2012
	1/1/2010	0	0	$25.83	1/1/2013
	2/1/2010	0	0	$24.37	2/1/2013
	3/1/2010	0	0	$27.11	3/1/2013
	4/1/2010	0	0	$26.08	4/1/2013
	7/1/2010	0	0	$19.91	7/1/2013
	10/1/2010	0	2,707	$15.46	10/1/2013
	1/1/2011	0	3,819	$14.70	1/1/2014
	4/1/2011	0	0	$22.05	4/1/2014
	7/1/2011	0	0	$36.60	7/1/2014
	10/1/2011	0	0	$24.80	10/1/2014
	1/1/2008					523	(a)	$8,886
	4/1/2008					545	(b)	$9,260
	7/1/2008					545	(c)	$9,260
	10/1/2008					545	(d)	$9,260
	1/1/2009					1,091	(e)	$18,536
	4/1/2009					2,728	(f)	$46,349
	7/1/2009					2,728	(g)	$46,349
	10/1/2009					2,728	(h)	$46,349
	1/1/2010					4,092	(i)	$69,523

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)(1)		Number of Securities Underlying Unexercised Options (#)(1)
								Market Value of Shares or Units of Stock That Have Not Vested ($)
						Number of Shares or Units of Stock That Have Not Vested (#)
				Option Exercise Price ($)(2)
Name	Grant Date	Exercisable	Unexercisable		Option Expiration Date
	7/1/2010					23,394	(j)	$397,464
	7/1/2011					31,192	(k)	$529,952

(1)
The number of shares of our common stock indicated in this column is the result of determining the OSO value at December 31, 2011, and has been computed based upon the OSO formula and multiplier as of that date and the closing sale price of our common stock on that date. For additional information on the valuation assumptions we made with respect to these grants, refer to note 13 of our financial statements in our Form 10-K for the year ended December 31, 2011, as filed with the SEC. The value of an OSO is subject to change based upon the performance of our common stock relative to the performance of the S&P 500® Index from the time of the grant of the OSO award until the award is settled. Since the value of an OSO depends on the degree to which our common stock outperforms the index, the number of shares issued upon settlement of a vested OSO will change from time to time.

(2)
OSOs have an initial base price that is equal to the closing market price of our common stock on the trading day immediately prior to the date of grant. This initial base price is referred to as the Initial Price. On the settlement date, the Initial Price is adjusted—as of the date of settlement—by a percentage that is equal to the aggregate percentage increase or decrease in the S&P 500® Index over the period beginning on the date of grant and ending on the trading day immediately preceding the settlement date of the OSO. The amounts shown in this column represent the adjusted base price for the OSOs as of December 31, 2011

Vesting Information

OSOs

        All OSOs vest and fully settle on the third anniversary of the grant date. OSO awards provide for acceleration of settlement in the event of a change of control as defined in our Level 3 Communications, Inc. Stock Plan.

RSUs

(a)
vests 100% on January 1, 2012

(b)
vests 100% on April 1, 2012

(c)
vests 100% on July 1, 2012

(d)
vests 100% on October 1, 2012

(e)
vests in equal installments on January 1, 2012 and 2013

(f)
vests in equal installments on April 1, 2012 and 2013

(g)
vests in equal installments on July 1, 2012 and 2013

(h)
vests in equal installments on October 1, 2012 and 2013

(i)
vests in equal installments on January 1, 2012, 2013 and 2014

(j)
vests in equal installments on July 1, 2012, 2013 and 2014

(k)
vests in equal installments on July 1, 2012, 2013, 2014 and 2015

(l)
vests 100% on January 1, 2012

Grants of Plan-Based Awards in 2011

        This table provides the following information about equity granted to the Named Executive Officers in 2011: (1) the grant date; (2) the number of shares underlying the RSUs awarded to the Named Executive Officers (3) the number of shares underlying OSOs awarded to the Named Executive Officers, (4) the initial strike price of the OSOs, which reflects the closing price of our common stock on the date prior to the grant date and (5) the grant date fair value of each equity award.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units(1)	All Other Option Awards: Number of Securities Underlying Options(2)	Exercise or Base Price of Option Awards(3)	Grant Date Fair Value of Stock and Option Awards(4)
James Q. Crowe	1/1/2011		23,227	$14.70	$410,421
	4/1/2011		23,227	$22.05	$615,516
	7/1/2011		23,227	$36.60	$1,021,756
	10/1/2011		23,227	$24.80	$623,877
	7/1/2011	92,909			$3,400,469
Sunit S. Patel	1/1/2011		7,798	$14.70	$137,791
	4/1/2011		7,798	$22.05	$206,647
	7/1/2011		7,798	$36.60	$343,034
	10/1/2011		7,798	$24.80	$209,454
	7/1/2011	31,192			$1,141,627
Charles C. Miller, III	1/1/2011		8,540	$14.70	$150,902
	4/1/2011		8,540	$22.05	$226,310
	7/1/2011		8,540	$36.60	$375,675
	10/1/2011		8,540	$24.80	$229,384
	7/1/2011	34,162			$1,250,329
Jeff K. Storey	1/1/2011		13,368	$14.70	$236,213
	4/1/2011		13,368	$22.05	$354,252
	7/1/2011		13,368	$36.60	$588,058
	10/1/2011		13,368	$24.80	$359,064
	7/1/2011	53,472			$1,957,075
Thomas C. Stortz	1/1/2011		7,798	$14.70	$137,791
	4/1/2011		7,798	$22.05	$206,647
	7/1/2011		7,798	$36.60	$343,034
	10/1/2011		7,798	$24.80	$209,454
	7/1/2011	31,192			$1,141,627

(1)
This column shows the number of RSUs granted in 2011 to the Named Executive Officers. Each of these grants of RSUs will vest and settle in shares in four equal installments on the first, second, third and fourth anniversaries of the date of grant.

(2)
This column shows the number of OSOs granted in 2011 to the Named Executive Officers. The number of shares issued upon settlement of OSOs is subject to increase or decrease based on the relative performance of our common stock when compared with the performance of the S&P 500® Index over the period between the date of grant of the OSO and the date immediately preceding the date of settlement. For details on the formula to determine the number of shares of our common stock that are issued upon settlement of vested OSOs, please see the discussion under the caption "2011 Executive Compensation Components—Stock Awards—OSOs," above. OSO awards provide for acceleration of settlement in the event of a change of control as defined in our Level 3 Communications, Inc. Stock Plan.

(3)
OSOs have an initial base price that is equal to the closing market price of our common stock on the trading day immediately prior to the date of grant. This base price is adjusted over time until the settlement date (but not below the initial base price) to reflect the percentage appreciation or depreciation in the value of the S&P 500® Index during the term of the OSO. For details on the formula to determine the adjustment to the Initial Price for OSOs, please see the discussion under the caption "2011 Executive Compensation Components—Stock Awards—OSOs," above.

(4)
This column shows the full grant date fair value of RSUs and the full grant date fair value of OSOs granted to the Named Executive Officers in 2011. Generally, the full grant date fair value is the amount that we would expense in our financial statements over the award's vesting schedule. For purposes of the RSUs, fair value is calculated using the closing price of our stock the day before the grant date of $36.60 for July 1, 2011. For purposes of the OSOs, the fair value is calculated using a calculation value factor of:

January 1, 2011	$17.67
April 1, 2011	$26.50
July 1, 2011	$43.99
October 1, 2011	$26.86

For additional information on the valuation assumptions with respect to the 2011 grants, refer to note 13 of our financial statements in our Form 10-K for the year ended December 31, 2011, as filed with the SEC.

Options Exercised and Stock Vested in 2011

        The following table provides information for the Named Executive Officers, relating to (1) OSO settlements during 2011, including the number of shares acquired upon settlement and the value realized and (2) the number of shares acquired upon the lapsing of restrictions for RSUs and the value realized, in each case before payment of any applicable withholding tax and broker commissions.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
James Q. Crowe	2,315	$63,973	58,362	$1,727,065
Sunit S. Patel	617	$17,050	25,290	$701,952
Charles C. Miller, III	787	$21,748	20,970	$623,044
Jeff K. Storey	0	$0	22,581	$720,825
Thomas C. Stortz	656	$18,128	26,426	$728,371

Equity Compensation Plan Information

        We have two equity compensation plans under which we may issue shares of our common stock to employees, officers, directors and consultants. They are The Level 3 Communications, Inc. Stock Plan and the 2003 Global Crossing Limited Stock Incentive Plan. We assumed sponsorship of the 2003 Global Crossing Limited Stock Incentive Plan in connection with the acquisition of Global Crossing. Options outstanding under the 2003 Global Crossing Limited Stock Incentive Plan at the closing of the acquisition were automatically exchanged for options to purchase shares of our common stock and the plan was amended to provide for the issuance of shares of our common stock. The following table provides information about the shares of our common stock that may be issued upon exercise of awards under The Level 3 Communications, Inc. Stock Plan (in the "Equity compensation plans approved by stockholders" category) and the 2003 Global Crossing Limited Stock Incentive Plan (in the "Equity compensation plans not approved by stockholders" category) as of December 31, 2011.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders	4,759,961	†	$20.51	†‡	8,592,429
Equity compensation plans not approved by stockholders	598,190	*	$10.79	*	3,350,833

†
Includes, among other awards, awards of outperform stock appreciation units ("OSOs"). For purposes of this table, these securities are considered to use a single share of our common stock from the total number of shares reserved for issuance under The Level 3 Communications, Inc. Stock Plan.

‡
At December 31, 2011, the only type of award outstanding under The Level 3 Communications, Inc. Stock Plan that included an "exercise price" was the OSOs. The weighted-average exercise price indicated is for the outstanding OSOs at the date of grant. The exercise price of an OSO is subject to change based upon the performance of our common stock relative to the performance of the S&P 500® Index from the time of the grant of the award until the award has been exercised.

*
Includes awards of options only. The 2003 Global Crossing Limited Stock Incentive Plan provides for the granting of (i) stock options, (ii) stock appreciation rights and (iii) other stock-based awards, including, without limitation, restricted share units, to eligible participants. The vesting of outstanding awards may be accelerated and the securities issuable pursuant to outstanding awards may be adjusted upon the occurrence of certain corporate events. No awards may be granted under the plan after December 8, 2013. For additional information about this plan, please see note 13, "Employee Benefits and Stock-Based Compensation" to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2011, as filed with the SEC.

        OSOs derive value from the appreciation of our common stock above a base price equal to the fair market value of our common stock on the date of grant as adjusted (but not below the initial base price) to reflect the change in value of the S&P 500® Index during the term of the OSO. Upon vesting and settlement, which for awards granted in 2011 will both occur on the third anniversary of the grant date, subject to continued employment, the holder will receive an amount equal to the "spread" between the adjusted base price and the price of our common stock multiplied by a "success multiplier," which ranges from 0 to 4 on a straight line basis to reflect the amount, ranging from 0% to 11%, by which our common stock outperforms the S&P 500® Index. OSOs are granted on a quarterly basis, and the Compensation Committee feels that the fixed settlement of the OSOs three years from the date of grant provides a meaningful holding period that supports the alignment of our LTI program with the interests of our stockholders.

Potential Payments Upon Termination

        As described in the Compensation Discussion and Analysis above, at December 31, 2011, the Named Executive Officers did not have employment, severance or change of control agreements with us.

        The information below describes and quantifies certain compensation that would become payable under existing plans and arrangements if the Named Executive Officer's employment had terminated on December 31, 2011, given the Named Executive Officer's compensation and, if applicable, based on our closing stock price on that date. These benefits are the same as benefits available generally to salaried employees, such as distributions under our 401(k) plan and disability benefits. As of December 31, 2011, the Named Executive Officers did not have severance agreements or other special arrangements in connection with a possible layoff, so this presentation does not reflect benefits that may be available in such situations under company plans and arrangements that are available to all salaried employees on a non-discriminatory basis.

        Due to the number of factors that affect the nature and amount of any benefits provided upon the occurrence of the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event, our common stock price and the executive's age.

        Death, Disability and Retirement.    If one of the Named Executive Officers were to die, become disabled or retire, the OSOs will remain outstanding until the applicable settlement date. Any remaining restrictions on awards of RSUs would lapse immediately. For these purposes, "disability" generally means total disability, resulting in the grantee being unable to perform his job. At December 31, 2011, Messrs. Crowe, Miller and Stortz are the only Named Executive Officers who were eligible to retire pursuant to our retirement benefit opportunity. The information presented in the following table is provided with respect to OSOs that would be retained until settlement and RSUs the restrictions upon which will lapse upon the death or disability of the Named Executive Officers. The information provided for Messrs. Crowe, Miller and Stortz would be the same information that would be presented to show the value of awards upon their retirement. OSO value is determined based upon the OSO mechanisms described above as of December 31, 2011. RSU value is determined based on the closing price of our common stock on December 31, 2011.

	OSOs	RSUs	Total
James Q. Crowe	$349,987	$3,689,786	$4,039,773
Sunit S. Patel	$116,131	$1,175,589	$1,291,720
Charles C. Miller, III	$128,128	$1,332,424	$1,460,552
Jeff K. Storey	$198,646	$2,391,478	$2,590,124
Thomas C. Stortz	$116,462	$1,191,186	$1,307,648

        Change of Control.    As described above in the Compensation Discussion and Analysis, OSOs will automatically be settled upon the occurrence of a change of control of Level 3 Communications, Inc. as defined in our Plan, and any remaining restrictions on RSUs would lapse immediately upon such a change of control of Level 3 Communications, Inc.

        So that our RSUs will be compliant with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended, we have also added a requirement that the change of control must also qualify as a "change in control event" as defined in Treasury Regulation 1.409A-3(i)(5)(i). In the event that there is a change in control as defined by the Stock Plan that does not qualify as a change in control event under Section 409A, if the Named Executive Officer undergoes a separation from service on account of his termination of employment by us without cause following that change in control, we will, in our sole discretion, either (a) issue all unissued shares of our common stock issuable pursuant to the RSU award to the employee or (b) pay the employee in a combination of cash and stock the value of those shares of our common stock as provided for in the Stock Plan.

        The following table summarizes the dollar value, as of December 31, 2011, of these accelerations assuming that a change of control that qualifies as a change of control event of Level 3

Communications, Inc. or termination of the Named Executive Officers had occurred on December 31, 2011.

        OSO value is determined based upon the OSO mechanisms for a change of control described above, and is calculated at the highest value during the 60 day period prior to December 31, 2011, as dictated by the terms of the OSO awards.

	OSOs	RSUs	Total
James Q. Crowe	$4,515,209	$3,689,786	$8,204,995
Sunit S. Patel	$1,456,123	$1,175,589	$2,631,712
Charles C. Miller, III	$1,635,938	$1,332,424	$2,968,362
Jeff K. Storey	$2,477,096	$2,391,478	$4,868,574
Thomas C. Stortz	$1,470,545	$1,191,186	$2,661,731

        In addition, we will provide gross-ups for our Named Executive Officers from any taxes due under Section 4999 of the Internal Revenue Code of 1986 incident to a change of control for awards granted prior to April 1, 2012. The effects of Section 4999 generally are unpredictable and can have widely divergent and unexpected effects based on an executive's personal compensation history.

        At December 31, 2011, our Named Executive Officers did not have any non-compete agreements.

Director Compensation

        During 2011, each of our directors (other than Mr. Scott, whose compensation is described below) who was not employed by us during 2011 earned fees for his Board service consisting of a $75,000 annual cash retainer. The directors who serve as the chairmen of the Audit Committee and the Compensation Committee each earned an additional $30,000 annual cash retainer for serving as chairmen of those committees. The chairman of the Nominating and Governance Committee receives an additional $20,000 for serving as chairman of that committee. Effective in 2012, the chairmen of the Classified Business and Security Committee and the Strategic Planning Committee will receive an additional $20,000 for serving as chairman of that committee. Any member of the Board who was not employed by us during 2011 earned a $15,000 annual cash retainer for each non-chair membership on the Audit Committee and the Compensation Committee. Any member of the Board who was not employed by us during 2011 earned a $10,000 annual cash retainer for each non-chair membership on the Nominating and Governance Committee. Effective in 2012, any member of the Board who was not employed by us during 2012 will earn a $10,000 annual cash retainer for each non-chair membership on the Classified Business and Security Committee and the Strategic Planning Committee These payments are made on a quarterly basis. Walter Scott, Jr., our Chairman of the Board, received an annual cash retainer of $250,000 for serving as our Chairman of the Board. This retainer is paid on a monthly basis.

        We also compensate our non-employee directors with grants of restricted stock units. Each non-employee member of the Board receives a grant of restricted stock units as of July 1 of each year, with the number of units determined by dividing $150,000 (or $180,000 for Mr. Scott) by the volume-weighted average price of our common stock over the period from January 1 to June 30. The total number of restricted stock units issued to each non-employee member of the Board with respect to a calendar year's compensation is subject to an overall cap of 6,666 shares (or 8,000 shares for Mr. Scott).

        The restricted stock units vest and settle in shares of our common stock on the first anniversary of grant.

        We also award an initial grant of restricted stock units to new members of our Board. This initial grant has a value of $150,000 on the date of grant. The restrictions on transfer for this initial grant lapse 100% on the third anniversary of the date of grant. During 2011, we made initial grants of restricted stock units to Messrs. Clemins and Seah.

        We reimburse our non-employee directors for travel, lodging and other reasonable out-of-pocket expenses in connection with the attendance at Board, committee and stockholder meetings, as well as for other reasonable expenses related to service on the Board. We also provide liability insurance for our directors and officers. A group of insurance companies provides this coverage. The annual cost of this coverage is approximately $1.9 million.

        We do not maintain any pension, nonqualified defined contribution or other deferred compensation plans for our non-employee directors.

Name	Fees Earned or Paid in Cash($)	Stock Awards ($)(1)	All Other Compensation($)		Total($)
Walter Scott, Jr., Chairman	250,000	180,000	89,948	(2)	519,948
Kevin P. Chilton(3)	0	0			0
Archie R. Clemins(4)	22,500	187,500			210,000
Steven T. Clontz(3)	0	0			0
James O. Ellis, Jr.	95,000	150,000			245,000
Richard R. Jaros	105,000	150,000			255,000
Michael J. Mahoney	90,000	150,000			240,000
Peter Seah Lim Huat(4)	22,500	187,500			210,000
John T. Reed	115,000	150,000			265,000
Albert C. Yates	90,000	150,000			240,000
Former Directors(5)
R. Douglas Bradbury	90,000	150,000			240,000
Douglas C. Eby	90,000	150,000			240,000
Robert E. Julian	90,000	150,000			240,000
Lee Theng Kiat	21,250	187,500			208,750
Rahul N. Merchant	90,000	150,000			240,000
Arun Netravali	90,000	150,000			240,000
Michael B. Yanney	85,000	150,000			235,000

(1)
This column represents the full grant date fair value of the restricted stock units issued to our non-employee directors during 2011. For additional information relating to the assumptions made by us in valuing these awards for 2011, refer to note 13 of our financial statements in our annual report on Form 10-K for the year ended December 31, 2011, as filed with the SEC.

  The following indicates the restricted stock units held by our non-employee directors at December 31, 2011:

Name
Walter Scott, Jr., Chairman	6,852
Kevin P. Chilton	0
Archie R. Clemins	8,802
Steven T. Clontz	0
James O. Ellis, Jr.	5,710
Richard R. Jaros	5,710
Michael J. Mahoney	5,710
Peter Seah Lim Huat	8,802
John T. Reed	5,710
Albert C. Yates	5,710
Former Directors
R. Douglas Bradbury	0
Douglas C. Eby	0
Robert E. Julian	0
Lee Theng Kiat	8,802
Rahul N. Merchant	0
Arun Netravali	0
Michael B. Yanney	0
(2)
We provide secretarial services to Mr. Scott. The amount indicated represents our incremental costs for the provision of those secretarial services.

(3)
Messrs. Chilton and Clontz joined our Board in April 2012.

(4)
Messrs. Clemins and Seah joined our Board in October 2011.

(5)
Messrs. Bradbury, Eby, Julian, Merchant, Netravali and Yanney served as a member of our Board during 2011 until the closing of the Global Crossing Acquisition in October 2011. Mr. Lee was a member of our Board from October 2011 until April 2012.

Recent Compensation Related Developments

        Following the completion of the Global Crossing Acquisition, the Compensation Committee undertook a review of our compensation arrangements in light of the following:

  •
  other companies, both competitors and non-competitors, may seek to target and attempt to recruit members of our key senior management, particularly during the integration of the Global Crossing Acquisition;

  •
  many members of our key senior management assumed greater roles with enhanced responsibilities given the significant increase in the size of our business as a result of the completion of the Global Crossing Acquisition;

  •
  the Compensation Committee's determination to modify the companies identified as our peers that the Compensation Committee will use to evaluate our own compensation programs; and

  •
  the need to plan for an orderly transition and succession process of senior management.

        In particular, the Compensation Committee's review focused on whether modifications were needed to our compensation programs to enhance our ability to:

  •
  retain existing key senior management and ensure continued stability and continuity of our business;

  •
  motivate more effectively our existing key senior management, and attract high quality executive level talent, to meet our business goals and objectives; and

  •
  appropriately compensate our key senior management for achieving those business goals and objectives.

        As a result of these considerations and objectives, the Compensation Committee determined that the adoption of certain strategic compensation arrangements was important to our continued short-term and long-term success and growth.

        Key Executive Severance Plan—We adopted the Key Executive Severance Plan (the "KESP") to provide severance and welfare benefits to each eligible executive who is involuntarily terminated from employment by the Company without cause or who voluntarily terminates employment with good reason. Participants in the KESP will include senior members of management designated by the Compensation Committee, including each of our Named Executive Officers, other than Mr. Crowe (the "NEO Participants").

        An NEO Participant in the KESP will be entitled to the following severance benefits upon a termination of employment by us without cause or by the NEO Participant with good reason:

  •
  a prorated bonus for the year of termination based on the NEO Participant's most recent target annual bonus;

  •
  two times the sum of the NEO Participant's base salary and most recent target annual bonus;

  •
  continued medical and dental insurance coverage under our plans for twenty-four months;

  •
  a lump sum cash payment equal to our paid portion of such medical and dental insurance coverage for such continuation period;

  •
  reimbursement of up to $10,000 for the cost of outplacement services; and

  •
  vesting of a portion of the NEO Participant's equity-based awards.

        If an NEO Participant is not retirement-eligible under our retirement benefit at the time of termination, the accelerated vesting will apply to that portion of the NEO Participant's equity awards that would have vested during the twelve-month period following his termination. If an NEO Participant is retirement-eligible, the accelerated vesting will apply to all of the NEO Participant's equity awards, which currently consist of RSUs and OSOs.

        Participation in the KESP is conditioned upon the execution of a restrictive covenant agreement containing customary covenants of noncompetition, nonsolicitation, and nondisparagement. All severance benefits under the KESP are also conditioned upon the NEO Participant's execution of a general release of claims against us.

        Pursuant to the terms of the Level 3 Communications, Inc. Stock Plan, all equity awards currently held by the NEO Participants vest upon a change in control of the company regardless of whether a termination occurs. Pursuant to the KESP, all future equity awards held by each NEO Participant will vest upon a change in control of the company regardless of whether a termination occurs; provided, that with respect to performance-vested awards, if any (which do not include OSOs), the vesting under the KESP will apply only to the extent that the applicable performance criteria are satisfied as of such change in control based on pro-forma performance over the entire performance period extrapolated from the first date of the performance period through the change in control.

        2012 Management Incentive and Retention Plan—We adopted the 2012 Management Incentive and Retention Plan (the "MIRP") to provide a means to encourage key management personnel to remain employed with us or one of our subsidiaries and to reward the achievement of established performance criteria. Participants in the MIRP will include a small number of senior members of management designated by the Compensation Committee, other than Mr. Crowe, including each of the NEO Participants.

        The MIRP provides an opportunity to receive two types of awards: a retention award and an incentive award. NEO Participants' retention and incentive awards will both have a cash component and an equity component. The equity component will be granted in the form of RSUs under the Level 3 Communications, Inc. Stock Plan.

        Retention Award.    The following table illustrates the retention awards for each of the NEO Participants based on their current base salaries as of March 23, 2012 and their anticipated 2012 RSU award levels.

Named Executive Officer	2012 Base Salary ($)	Multiplier (%)	Total Cash Retention Award ($)	2012 RSU Award Level (#)	Multiplier (%)	Total RSU Retention Award (#)
Jeff K. Storey	650,000	150	975,000	75,000	150	112,500
Charles C. Miller, III	575,000	150	862,500	50,000	150	75,000
Sunit S. Patel	575,000	150	862,500	50,000	150	75,000
Thomas C. Stortz	575,000	150	862,500	50,000	150	75,000

        The cash retention award will be paid in two equal installments, in both cases contingent upon the NEO Participant's continued employment by us or any of our subsidiaries on the applicable payment date. The first installment will be paid as part of the NEO Participant's final paycheck in 2012, and the second installment will be paid as part of the final paycheck in 2013.

        The RSUs will vest and settle in shares of our common stock in two equal tranches, in each case contingent upon the NEO Participant's continued employment by us or any of our subsidiaries on the vesting date.The first tranche will vest and settle in January 2013, and the second tranche will vest and settle in January 2014.

        Upon a termination of an NEO Participant's employment by us without cause, or by the NEO Participant with good reason on or following a change in control, that NEO Participant's retention award will become immediately vested and payable in full, subject to the NEO Participant's execution of a general release of claims against us.

        Incentive Award.    The value of both the cash component and the equity component of each NEO Participant's incentive award will be based upon the amount by which our 2013 Adjusted EBITDA (as that term is defined and determined below) exceeds the benchmark level of $1.328 billion ("Benchmark EBITDA"). 2013 Adjusted EBITDA will be determined by the Compensation Committee during the first quarter of 2014, and any earned incentive awards will be payable in 2014. Absent a change in control, the payment of any incentive award under the MIRP is contingent upon the NEO Participant's continued employment by us or any of our subsidiaries on the date of the payment in 2014.

        With respect to both components of the incentive award opportunity, if 2013 Adjusted EBTIDA does not exceed Benchmark EBITDA by more than 19%, then no NEO Participant will be entitled to payment of any portion of his incentive award.

        If 2013 Adjusted EBITDA exceeds Benchmark EBITDA by more than 19%, then the amount of the cash incentive award opportunity for each NEO Participant will range from 75% to 300% of the NEO Participant's base salary in effect as of April 1, 2012, and the value of the equity incentive award opportunity for each NEO Participant will range from 75% to 300% of the number of RSUs granted to him during our annual grant cycle in 2012. With respect to both the cash and equity components, the maximum opportunity will be paid only to the extent that such increase is at least 57%. After the Compensation Committee's determination of the increase in 2013 Adjusted EBITDA over Benchmark EBITDA, any earned equity incentive award will be settled in the form of RSUs. These RSUs will be fully vested upon grant and will settle promptly after the grant in shares of our common stock in 2014.

        All outstanding incentive awards held by an NEO Participant who remains employed by us as of a change in control will become payable or settled in RSUs, as applicable, immediately prior to such change in control, in each case assuming a 34% improvement in 2013 Adjusted EBITDA over Benchmark EBITDA.

        For purposes of the MIRP, the Compensation Committee will determine, in its discretion, 2013 Adjusted EBITDA on a run rate basis during the first quarter of 2014, first by normalizing Adjusted EBITDA for the fourth quarter of 2013, and then by multiplying such amount by four to determine full-year 2013 Adjusted EBITDA. The Compensation Committee will start with Adjusted EBITDA, which means our net income (loss) from our Consolidated Statements of Operations before income taxes, total other income (expense), non-cash impairment charges, depreciation and amortization and non-cash stock compensation expense (other than non-cash stock compensation expense relating to bonus payments made in the form of stock for 2013 bonus payments), on a consolidated basis as the accounting elements constituting Adjusted EBITDA are determined in accordance with generally accepted accounting principles and consistent with past practice.

        James Q. Crowe Employment Agreement—At the recommendation of the Compensation Committee, we and our subsidiary, Level 3 Communications, LLC, entered into an employment agreement with Mr. Crowe on March 19, 2012. The employment agreement with Mr. Crowe has a term ending December 31, 2014.

        Pursuant to the employment agreement, Mr. Crowe will receive a minimum annual base salary of $1.25 million and an annual target bonus opportunity equal to 200% of his base salary, with the actual bonus payment to be determined by the Compensation Committee in its sole discretion. However, in the event that individuals who are not currently members of our Board become, and constitute a majority of, members of the Compensation Committee, Mr. Crowe will be entitled to a minimum annual bonus equal to 50% of the annual target bonus opportunity. In addition to being entitled to employee benefits to which similarly situated employees are entitled, Mr. Crowe will also be entitled to continued personal use of our aircraft (consistent with our current policies and practices) and reimbursement of up to a maximum amount of $100,000 for premiums for life insurance and/or long term disability insurance.

        Pursuant to the employment agreement, Mr. Crowe receives a total of 900,000 RSUs (effective on May 19, 2012) and 450,000 OSOs (effective on April 1, 2012). Mr. Crowe will become vested in the RSUs as follows: one third on December 31, 2012; one third on December 31, 2013; and one third on December 31, 2014. Mr. Crowe will become vested in his OSOs on December 31, 2014.

        Upon termination of Mr. Crowe's employment by us without "cause" or by Mr. Crowe with "good reason," Mr. Crowe will be entitled to any awarded and unpaid annual bonus in respect of any completed fiscal year, cash severance equal to his base salary and annual bonuses (based on the annual target bonus) for the remaining employment term (i.e., until December 31, 2014), and two years of continued access to our health plans. In addition, upon termination of employment by us without "cause" or by Mr. Crowe with "good reason," Mr. Crowe will become immediately vested in all of his then-unvested equity-based awards that were awarded pursuant to the employment agreement.

Mr. Crowe's vested RSUs will settle and be paid immediately and his vested OSOs will settle on December 31, 2014.

        Upon termination of Mr. Crowe's employment with us due to his death or disability, Mr. Crowe (or, in the event of his death, Mr. Crowe's beneficiaries) will be entitled to any awarded and unpaid annual bonus in respect of any completed fiscal year, continued base salary through the last day of the month in which such death or disability occurs and a prorated annual bonus (based on his target annual bonus) for the then-current fiscal year. In addition, Mr. Crowe will become immediately vested in all of his then-unvested equity-based awards that were awarded pursuant to the employment agreement. Mr. Crowe's vested RSUs will settle and be paid immediately and his vested OSOs will settle on December 31, 2014.

        In the event of Mr. Crowe's voluntary termination of employment (without "good reason") that constitutes a "qualifying retirement" under our generally applicable retirement benefit, Mr. Crowe will be entitled to any awarded and unpaid annual bonus in respect of any completed fiscal year, base salary through the last day of the month in which such retirement occurs, a prorated annual bonus (based on the annual target bonus) for the then-current fiscal year, and two years of continued access to our health plans. In addition, Mr. Crowe will be entitled to vesting of a prorated portion of his then unvested equity-based awards that were awarded pursuant to the employment agreement. Mr. Crowe's vested RSUs will settle and be paid immediately and his vested OSOs will settle on December 31, 2014.

        Payment of any severance benefits are subject to the execution by Mr. Crowe of a general release. Mr. Crowe's employment agreement also required that he concurrently enter into a restrictive covenant agreement containing customary non-competition, non-solicitation, and non-disparagement obligations that are applicable through December 31, 2014. Mr. Crowe has also entered into a confidentiality agreement, dated March 19, 2012, that contains customary confidentiality and intellectual property assignment provisions and is incorporated by reference into his restrictive covenant agreement. If Mr. Crowe's employment terminates after December 31, 2013, or his termination constitutes a qualifying retirement, the Company may extend the period of these obligations for one additional year until December 31, 2015, by paying Mr. Crowe additional severance benefits. The form of the additional severance benefits will be selected by us, in its sole discretion, and will be either (i) cash in the amount of $12,000,000 or (ii) cash in the amount of $3,750,000 as well as 300,000 RSUs and 150,000 OSOs, each of which would become vested and settled on December 31, 2015.

Certain Relationships and Related Transactions

        Review and Approval of Related Party Transactions.    We review all relationships and transactions in which we and (i) our directors, (ii) our executive officers, (iii) any person known by us to beneficially own more than five percent of our outstanding common stock or (iv) their respective immediate family members, are participants pursuant to a written related party transactions policy to determine whether these persons have a direct or indirect material interest. Members of our Legal Department are primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether the company or a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions that are determined to be directly or indirectly material to the company or a related person are disclosed in our Proxy Statement. In addition, our Audit Committee reviews and approves or ratifies any related person transaction that has a value equal to or in excess of $50,000. In the course of its review and approval or ratification of a related party transaction that meets this threshold, the Audit Committee will consider:

  •
  the benefits to the company;

  •
  the effect on a director's independence in the event the related party is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer;

  •
  the availability of other sources for comparable products or services;

  •
  the terms of the transaction;

  •
  the terms available to unrelated third parties or to employees generally; and

  •
  any other matters the Audit Committee deems appropriate.

        Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction; provided, however, that such member may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.

  Related Party Transactions

        The Audit Committee has reviewed and approved or ratified all of the following transactions.

        Company Aircraft.    We permit the personal use of our aircraft by certain members of our senior management. This personal use of our aircraft is done pursuant to an Aircraft Time-Share Agreement, which agreement provides that we will charge the individual the incremental cost to operate the aircraft as allowed by Part 91 of the U.S. Federal Aviation Administration regulations for personal use of corporate aircraft. The rate used for the first six months of 2011 was $2,200 per hour of use and $2,500 per hour of use for the last six months of 2011. During 2011, we received a payment of $4,254 from Mr. Stortz for the personal use of our corporate aircraft. We note that when a guest accompanies a member of our senior management on business travel and when required by applicable Internal Revenue Service regulations, we impute as income the cost of that additional travel to that executive. In addition, in certain limited circumstances we impute as income the cost of personal travel to an executive to the extent that the personal use of the corporate aircraft is at the direction of the company and for the company's benefit in attracting and retaining a member of senior management. To calculate the amount of imputed income, we use the Internal Revenue Service's Standard Industry Fare Level, or SIFL, rates.

        With respect to both Messrs. Crowe and Storey, we impute as income the cost of personal travel. We note that when a guest accompanies a member of our senior management on business travel and when required by applicable Internal Revenue Service regulations, we impute as income the cost of that additional travel to that executive. To calculate the amount of imputed income, we use the Internal Revenue Service's Standard Industry Fare Level, or SIFL, rates. For 2011, Mr. Crowe had $167,325 of imputed income and Mr. Storey had $19,390 of imputed income.

        For additional information regarding the personal use of aircraft, please see "Compensation Discussion and Analysis—Determination of Total Compensation for 2011—Other Compensatory Benefits—Perquisites" above.

        Fairfax Financial Holdings Limited—11.875% Senior Notes due 2019.    On January 31, 2011, we completed a private exchange transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act") with Fairfax Financial Holdings Limited (the "Investor"). In the exchange transaction, we exchanged $294,732,000 aggregate principal amount of our outstanding 9% Convertible Senior Discount Notes due 2013 (the "Existing Notes") held by the Investor for the issuance by us of $300,217,000 aggregate principal amount of our 11.875% Senior Notes due 2019 (the "New Notes"). In addition, we paid approximately $6.62 million in cash to the Investor, such amount representing the accrued and unpaid interest on the Existing Notes to, but not including, January 31, 2011, less the accrued interest on the New Notes from January 19, 2011 to, but not including,

January 31, 2011. The New Notes were identical to our 11.875% Senior Notes due 2019 that were issued in an aggregate principal amount of $305,000,000 on January 19, 2012, and were issued pursuant to the Indenture, dated as of January 19, 2012, between Level 3 and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Level 3's 11.875% Senior Notes due 2019.

        Fairfax Financial Holdings Limited and Robert E. Julian—Conversion of 15% Convertible Senior Notes due 2013.    On July 15, 2011, we completed a Conversion Agreement (the "Conversion Agreement") with Fairfax Financial Holdings Limited and certain of its subsidiaries and certain other investors, including Robert E. Julian, who in July 2011 was a member of our Board and certain entities affiliated with Mr. Julian pursuant to which the parties to the Conversion Agreement agreed to convert a total of $127,962,000 in aggregate principal amount of our 15% Convertible Senior Notes due 2013. In the transaction, we issued an aggregate of 71,090,008 shares of our common stock, representing the approximately 555.5556 shares per $1,000 note into which the notes were convertible pursuant to their terms. We also paid an aggregate of $28,791,450 in cash, equivalent to $225 per $1,000 note, representing interest that would be due from July 15, 2011, through the maturity date for these notes in January 2013.

        Fairfax Financial Holdings Limited and its subsidiaries converted a total of $100,062,000 aggregate principal amount of the 15% Convertible Senior Notes due 2013 for a total of 55,590,005 shares of our common stock and an aggregate cash payment of $22,513,950. Mr. Julian and the entities affiliated with Mr. Julian converted a total of $2,900,000 aggregate principal amount of the 15% Convertible Senior Notes due 2013 for a total of 1,611,113 shares of our common stock and an aggregate cash payment of $652,500.

        Southeastern Asset Management—15% Convertible Senior Notes due 2013.    On March 15, 2012, we completed a private exchange transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act") with Longleaf Partners Fund, a series of Longleaf Partners Funds Trust, a Massachusetts business trust, and Southeastern Asset Management, Inc. ("Southeastern"), a Tennessee corporation and investment adviser to Longleaf Partners Fund. In the exchange transaction, we exchanged $100,062,000 aggregate principal amount of our outstanding 15% Convertible Senior Notes due 2013 held by Longleaf Partners Fund for the issuance by us of 5,447,129 shares of our Common Stock. These shares of common stock were exempt from registration pursuant to Section 3(a)(9) under the Securities Act of 1933, as amended.

        In connection with this transaction and effective upon its closing, we and Southeastern amended our existing Standstill Agreement to increase the maximum number of shares of our common stock that Southeastern is permitted to beneficially own during the term of the Standstill Agreement up to 49,840,000 shares from 46,000,000 shares. This amendment permitted Southeastern on behalf of its advisory clients to purchase approximately 4 million additional shares of our common stock in the open market.

 COMMON STOCK PROPOSAL

        We are asking stockholders to approve a proposal to amend our Restated Certificate of Incorporation. The adoption of the proposal to amend our Restated Certificate of Incorporation would increase the number of authorized shares of our common stock in our Restated Certificate of Incorporation by 50 million from 293,333,333 to 343,333,333.

        As of March 23, 2012, approximately 216.13 million of our shares of common stock were issued and outstanding and approximately 57.37 million shares were reserved for issuance pursuant to outstanding convertible debt obligations, employee benefit plans, and other equity linked securities leaving approximately 19.83 million shares of our common stock currently unreserved and available for future use. The number of shares reserved for future issuances in the prior sentence takes into account the increase in the number of shares reserved for future issuances under the Level 3 Communications, Inc. Stock Plan, the approval of which is subject to stockholder approval under the STOCK PLAN PROPOSAL, described below.

        The Board believes that the increase in the number of authorized shares of our common stock will provide flexibility in connection with future activities, including:

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  financings;

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  investment opportunities;

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  acquisitions of other companies;

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  stock dividends or splits;

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  employee benefit plans; and

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  other corporate purposes that the Board deems advisable.

        Although we have announced the possibility of our issuing shares of common stock from time-to-time for corporate acquisitions and our management continues to evaluate possible acquisition transactions in which we may use our shares of common stock as consideration, as of the date of this Proxy Statement, we have no agreement or understanding with respect to issuing any of the additional shares of authorized common stock and have no present intention to enter into such an agreement or understanding. In addition, there can be no assurance that any such issuance for acquisition transactions or issuance for other purposes will be made, or, if made, as to the timing, type, or size of any issuance. Our authorized but unissued common stock, including the increased number of shares of our common stock if this proposal is approved by the stockholders and made effective, may be issued from time to time as determined by the Board without further stockholder action, except as may be required in certain cases by law or the rules of the New York Stock Exchange.

        Accordingly, we would be in a position to use our capital stock to take advantage of market conditions and opportunities without the delay and expense associated with the holding of a special meeting of stockholders. Although we may, based upon our review of prevailing market conditions, issue and sell shares of our common stock in the public markets, currently there is no agreement, arrangement or understanding relating to an issuance and sale by us of our common stock in the public markets.

        A stockholder vote against the proposed increase in the number of authorized shares of our common stock would have the effect of limiting our use of common stock.

        With the exception of STT Crossing Ltd., our stockholders do not have preemptive rights, which means they do not have the right to purchase shares in any future issuance of common stock in order to maintain their proportionate equity interests in Level 3. In connection with our acquisition of Global Crossing Limited in 2011, we granted STT Crossing Ltd. certain preemptive rights to purchase shares of our common stock in certain circumstances where we issue shares of our common stock or securities convertible into shares of our common stock.

        Although the Board will authorize the further issuance of our common stock only when it considers such issuance to be in the best interests of Level 3, stockholders should recognize that any such issuance of additional stock may have the effect of diluting the earnings (loss) per share and book value per share of outstanding shares of our common stock and the equity and voting rights of holders of shares of our common stock.

        You will not realize any dilution in your percentage ownership or your voting rights as a result of increasing our authorized common stock. In the absence of future purchases of our common stock by you, issuances of additional shares of our common stock in the future will dilute your percentage ownership and the voting power of the outstanding shares of our common stock. In addition, the issuance of additional shares of our common stock (or even the potential issue) may have a depressive effect on the market price of our common stock.

        The increase in the authorized number of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change of control of Level 3 without further action by the stockholders. Shares of authorized and unissued common stock could (within the limits imposed by applicable law) be issued in one or more transactions that could make a change of control of Level 3 less likely. The additional authorized shares could be used to discourage persons from attempting to gain control of Level 3, by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board in a potential takeover scenario. However, this proposal is not made in response to any effort of which we are aware to accumulate our stock or to obtain control of us, nor do we have a present intent to use the additional shares of authorized common stock to oppose a hostile takeover attempt or to delay or prevent changes in control of management.

        The text of the certificate of amendment would be in substantially the form attached hereto as Annex 2, except that the text of the form may be altered for any changes required by the Secretary of State of the State of Delaware and changes deemed necessary or advisable by the Board, including the insertion of the effective time and effective date selected by Board.

Vote Required

        Article XIII of our Restated Certificate of Incorporation provides that the affirmative vote of stockholders holding at least a majority of the outstanding shares of our common stock is required for approval of this proposal.

        The Board has unanimously adopted a resolution seeking stockholder approval of, and recommends that you vote FOR, this proposal.

STOCK PLAN PROPOSAL

        Subject to the requisite affirmative stockholder vote at the Annual Meeting, the Board has adopted an amendment of the Level 3 Communications, Inc. Stock Plan to increase the number of shares of our common stock, par value $.01 per share reserved for issuance under the plan by 6,500,000. In this Proposal, we refer to the Level 3 Communications, Inc. Stock Plan as the "Plan."

        We are seeking stockholder approval of an amendment of the Plan in order to comply with:

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  the requirements of The New York Stock Exchange; and

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  the stockholder approval requirements of Sections 162(m) and 422 of the Code, in order to qualify certain awards that the Compensation Committee can make under the Plan as "performance based compensation" or "incentive stock options" as defined under those respective sections of the Code.

In this discussion, we refer to the shares of our common stock that are reserved for issuance under the Plan as "Reserved Shares."

Background

        Since 1998, the Compensation Committee has administered the Plan. Since 1998, we have sought and received stockholder approval for several increases in the number of Reserved Shares. The most recent action by the stockholders to approve an increase in the number of Reserved Shares was at the 2011 Annual Meeting.

        In 2011, we indicated in our proxy statement for the 2011 Annual Meeting that the increase in the number of Reserved Shares at that time would, in the view of the Compensation Committee and senior management, be sufficient to allow the long-term incentive program using the Plan to continue for a period of 24 months from the date of the 2011 Annual Meeting. We are now seeking stockholder approval of an increase in the number of Reserved Shares to allow the long-term incentive program using the Plan to continue for a period of 24 months from the date of the 2012 Annual Meeting, primarily as a result of:

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  having issued an aggregate of 2,355,107 shares of our common stock from the Reserved Shares to pay a portion of the short-term incentive bonuses that were awarded for 2011 performance by our employees other than our Named Executive Officers and the expectation that we may again use shares of our common stock from the Reserved Shares to pay a portion of the short-term incentive bonuses that may be awarded for 2012 performance;

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  having used a greater number of shares of our common stock for the 2011 short-term incentive bonuses than were expected at the time of the 2011 Annual Meeting, because the number of our employees increased significantly as a result of our acquisition of Global Crossing Limited; and

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  the implementation of other programs and agreements that the Compensation Committee has determined are necessary to retain and incentivize key members of management to meet our business goals and objectives during the next two to three years.

Ramifications of Failure to Receive Approval

        Based on the recommendation of the Compensation Committee, the Board believes that the stockholders' rejection of the amendment to increase the number of Reserved Shares by 6,500,000 would require the redesign of our compensation programs that could require us to use a significantly greater portion of our cash on hand and cash generated by operations to compensate our employees. In addition, we would have to modify our use of equity linked long term compensation, including the OSO program—a program that the Compensation Committee continues to believe achieves the goal of aligning award recipients' and stockholders' interests by basing stock based compensation value on our ability to outperform the market in general, as measured by the relative performance of our common stock against the S&P 500® Index, or such other index as the Board may determine.

Need for Increase in Number of Reserved Shares

        The Compensation Committee believes that the pool of Reserved Shares is generally sufficient to allow the stock settlement of all Awards that are either currently outstanding or scheduled to be awarded through October 1, 2012 at substantially all contemplated levels of our common stock price performance. The Compensation Committee has formed this belief based on its management of the level of Reserved Shares used in the administration of the Plan. As a result of previous uses of Reserved Shares from the inception of the Plan to date, the Compensation Committee believes that the currently approved amount of Reserved Shares would be sufficient to continue our long-term incentive, or LTI, program only through October 1, 2012, at award levels that are competitive in the marketplace.

        As part of our acquisition of Global Crossing Limited, we retained the 2003 Global Crossing Limited Stock Incentive Plan, or the Global Crossing Plan, and the shares that had been reserved for issuance under that plan. Our use of this plan, however, is limited to making awards only to our employees who were formerly eligible to participate in the Global Crossing Plan and to employees who were hired after we completed the acquisition of Global Crossing Limited in October 2011. Our conclusion that additional shares are required to be added to the Reserve Shares takes into account our ability to use the shares reserved for issuance under the Global Crossing Plan for new awards through our long-term incentive program. If the shares reserved for issuance under the Global Crossing Plan were not available to us for use in our long-term incentive program, the date at which we would no longer have Reserved Shares available under the Plan would have been accelerated.

        In order to continue to attract, retain and motivate the employees that are necessary to execute our business plan, senior management and the Compensation Committee have concluded that LTI awards need to be maintained. In other words, in the absence of having the ability to continue the LTI program, long term incentive compensation packages that are offered by our competitors and other employers will be more attractive than the packages that we will be able to offer.

        Based on current expectations and our use of shares of our common stock from the Reserved Shares as we describe above, to continue our current LTI program for what the Compensation Committee and senior management believe would be for an additional 24 months from the date of the Annual Meeting, the Compensation Committee and the entire Board believe that the number of Reserved Shares should be increased by the requested 6,500,000 shares of our common stock.

  Management of the Reserved Shares

        The grant of traditional non-qualified stock options, or NQSOs, requires the use of one share of common stock reserved under the plan for each share to be issued upon exercise of the NQSO. Only a single share is required to be used from the share reserve because the maximum number of shares that can be issued upon exercise cannot exceed the number of shares specified in the grant of the NQSO. This maximum number is therefore easily identified and is fixed for administration purposes at the time of grant.

        In contrast to an NQSO, the features of the OSO program—including the use of a success multiplier and the fact that the number of shares issued upon exercise is determined based on the relative performance of our common stock versus the S&P 500® Index—require us to follow a "pool" methodology for managing the Reserved Shares when awarding OSOs. The determination of the number of shares to reserve or allocate for each OSO award results from a mathematical simulation that calculates the number of shares of our common stock that would be issued based on thousands of combinations of our common stock price performance, S&P 500® Index performance and other factors over various periods of time. The goal for the allocation is to ensure, as accurately as reasonably possible, that in virtually all stock price growth scenarios, there will be sufficient Reserved Shares available to satisfy all exercises of awarded OSOs through the issuance of Reserved Shares.

        To appropriately manage the pool of Reserved Shares when granting awards of OSOs, today, the Compensation Committee has set aside a range of zero to 3.08 Reserved Shares from the total Reserved Shares for each OSO awarded. We use a range to manage the pool since the number of Reserved Shares used is based on an analysis of the remaining life of the OSO, the Adjusted Strike Price and the performance of the S&P 500® from the date of the award to the date of determination. The share reservations have been, and are expected to continue to be, modified from time to time based on changes in market conditions.

        As of March 16, 2012, from the 23,333,333 Reserved Shares that were previously approved by our stockholders for use in the Plan, we have issued 11,822,115 shares of our common stock in connection with the exercise of all awards issued under the Plan since April 1, 1998. As part of the 11,822,115 shares, we have issued an aggregate of 4,095,761 shares of our common stock from the Reserved Shares to pay a portion of the short-term incentive bonuses that were awarded for 2009, 2010 and 2011 performance by our employees other than our Named Executive Officers. In connection with the Compensation Committee's managing of the pool of Reserved Shares, as of March 19, 2012, of the approximately 11,511,218 Reserved Shares remaining, we have set aside a total of 2,997,249 Reserved Shares for all currently outstanding OSOs and we have set aside 1,892,242 of the remaining Reserved Shares for all currently outstanding RSUs. As a result, as of March 16, 2012, we have 6,621,727 Reserved Shares remaining that have not been set aside for any outstanding Awards.

        As of March 19, 2012, the number of Awards made under the Plan—including OSOs and RSUs—would require the issuance of 2,508,638 shares of our common stock if all of those awards had been settled or the restrictions on transfer lapsed, as the case may be, on that date (assuming a value for all OSOs based on our common stock price of $26.50 on March 16, 2012, the date that would be used to calculate the value of the outstanding OSOs on March 19, 2012). As of March 19, 2012, the number of shares of our common stock already issued pursuant to the Plan from March 1998 through March 19, 2012, plus the number of shares issuable upon settlement or lapse of transfer restrictions of all outstanding Awards under the Plan (calculated as of March 19, 2012) represents approximately 7.76% of the outstanding shares of our common stock.

Eligibility

        The following individuals will be eligible to participate in the Plan: (i) each employee of the company or of any of its affiliates, including each such person who may also be a director of the company and/or its affiliates; (ii) each non-employee director of the company and/or its affiliates and who is designated as eligible by the Compensation Committee; and (iii) each other person who provides substantial services to the company and/or its affiliates and who is designated as eligible by the Compensation Committee. An employee on an approved leave of absence may be considered as still in the employ of the company or its affiliates for purposes of eligibility for participation in the Plan.

        As of March 16, 2012, the approximate number of people currently participating in the Plan was 5,444, not including participation as a result of receiving a portion of the short-term incentive bonus in the form of RSUs.

Administration

        The Plan is administered by the Compensation Committee. The Compensation Committee, in its sole discretion, determines which individuals may participate in the Plan and the type, extent and terms of the Awards (as that term is defined below) to be granted. In addition, the Compensation Committee interprets the Plan and makes all other determinations with respect to the administration of the Plan.

 Shares Subject to the Plan; Awards

        Subject to the requisite affirmative stockholder vote at the Annual Meeting increasing the number of Reserved Shares by 6,500,000, the aggregate number of Reserved Shares is 29,833,333, from which we have previously issued 11,822,115 shares. Absent receipt of that approval, the aggregate number of Reserved Shares is 23,333,333.

        The Plan allows for the grant to eligible participants who are selected by the Compensation Committee for participation of:

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  incentive stock options ("ISOs");

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  nonqualified stock options ("NQSOs");

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  restricted stock and restricted stock units;

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  outperform stock options and outperform stock appreciation units ("OSOs");

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  bargain purchases of shares of our common stock;

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  bonuses of shares of our common stock;

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  performance shares and performance units or other grants of shares of our common stock based on performance or the satisfaction of other conditions ("Performance Awards");

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  stock appreciation rights; or

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  any other form of stock benefit or stock-related benefit.

These various types of grants are referred to as "Awards."

        In order to qualify as a "performance based compensation" as defined under Code Section 162(m), the Plan is required to indicate the maximum number of OSOs and Options an individual may be granted during any calendar year. Therefore, for purposes of Section 162(m) of the Code, the maximum number of OSOs and Options that any individual can receive under the Plan in any single calendar year is 200,000. This limitation will be determined prior to the application of the OSO performance multiplier (the "Multiplier"), where the Multiplier is based on the comparative performance of our common stock price to the S&P 500® Index. More information regarding the Multiplier is included below.

        Options.    Options granted under the Plan may be "incentive stock options" or ISOs, within the meaning of Section 422 of the Code, or nonqualified stock options or NQSOs; provided, however, that ISOs may only be granted to participants who are also our employees or a subsidiary corporation within the meaning of Section 424 of the Code. The terms of Options granted under the Plan will be set out in option agreements between the company and participants that will contain those provisions that the Compensation Committee from time to time deems appropriate, including the exercise price and expiration date of those Options; provided, however, that no Option granted under the Plan shall be exercisable after the expiration of ten (10) years from the date it was granted. The exercise price of the Options is determined by the Compensation Committee at the time of grant; provided that in the case of ISOs, the exercise price must be at least the fair market value of our shares of common stock on the date of grant. Upon the exercise of an Option, the amount due to us may be paid by the holder of the Option (a) in cash; (b) by the surrender of all or part of an Option; (c) by the tender to us of shares of our common stock acquired by the holder on the open market or owned by the holder for at least six months and registered in his or her name having a fair market value equal to the amount due to us; (d) by delivering to the Compensation Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to us an amount of sale or loan proceeds sufficient to pay the exercise price, in the case of an Option; (e) in other property, rights and credits deemed acceptable by the Compensation Committee, including a promissory note; or (f) by any combination of the payment methods specified in (a) through (e). Notwithstanding the foregoing, any method of payment other than in cash may be used only with the consent of the Compensation Committee or if and to the extent so provided in the related option agreement.

        Outperform Stock Options (OSOs).    As discussed above, the Compensation Committee may grant OSOs under the Plan. OSOs are currently designed to provide management with the incentive to maximize stockholder value and to reward the members of management only when the Share price outperforms the S&P 500® Index. OSOs have a three-year life and vest 100% on the third anniversary of the date of the award and will fully settle on that date. In other words, recipients of these OSOs will not be able to voluntarily exercise the OSOs as they will settle automatically with value on the third anniversary of the date of the award or expire without value on that date. This type of instrument is sometimes referred to as a "European style option."

        OSOs have an initial base price that is equal to the closing market price of our common stock on the trading day immediately prior to the date of grant. This initial base price is referred to as the "Initial Price." On the settlement date, the Initial Price is adjusted—as of that date—by a percentage that is equal to the aggregate percentage increase or decrease in the S&P 500® Index over the period beginning on the date of grant and ending on the trading day immediately preceding the settlement date. The Initial Price, however, cannot be adjusted below the closing price of our common stock on the day that the OSO was granted.

        The value of OSOs increases as the price of our common stock increases relative to the performance of the S&P® 500 Index over time. This increase in value is attributable in part to the use of a "success multiplier." On the date of settlement, the gain on the OSO is determined by taking our common stock price and subtracting the Adjusted Price. The success multiplier is then applied against this result to determine the final value of the exercised OSO.

        Upon settlement of an OSO, the Compensation Committee, in its sole discretion, will deliver to the holder with respect to and in cancellation of each Share as to which the OSO is exercised or settled, either (a) a number of whole shares of our common stock with a fair market value on the trading day immediately preceding the date of exercise (rounded up to the nearest whole share) equal to the product of (A) the fair market value of a share of our common stock on the trading day immediately preceding the date of exercise or settlement, less the Adjusted Price, multiplied by (B) the Multiplier, (b) cash, equal to the aggregate value of the shares of our common stock determined pursuant to clause (a) above, or (c) a combination of Shares and cash, in any proportion the Compensation Committee may determine, having the same aggregate value as the shares of our common stock determined pursuant to clause (a) above, in each case subject to applicable tax withholding.

        In response to changing economic and competitive conditions, the Compensation Committee may modify the terms of OSOs that are issued in the future, but the terms of such a grant must require our common stock to have outperformed a broad-based, market stock index before the award has any exercise value.

        Restricted Shares and Restricted Stock Units.    Restricted Shares and Restricted Stock Units may be granted by the Compensation Committee in its sole discretion, and such shares of our common stock will become unrestricted or such shares of our common stock will be issued without restrictions on transfer in accordance with a schedule established by the Compensation Committee. Except as set forth in an agreement relating to Restricted Shares, each person who is awarded Restricted Shares will have the entire beneficial ownership of, and all rights and privileges of a stockholder with respect to, the Restricted Shares awarded to him or her, except that such Restricted Shares may not be sold, transferred, pledged or otherwise encumbered during the restricted period set by the Compensation Committee.

        The Compensation Committee has, and expects to continue to issue in the future, Restricted Stock Units. Restricted Stock Units will become unrestricted and as a result, shares of our common stock will be issued to the person that is the holder of the Restricted Stock Units that have become unrestricted in accordance with a schedule established by the Compensation Committee. Except as set forth in an agreement relating to Restricted Stock Units, each person who is awarded Restricted Stock Units will have no beneficial ownership of, and no rights and privileges of a stockholder with respect to, the shares of our common stock underlying the Restricted Stock Unit awarded to him or her, until that Restricted Stock Unit is vested and the underlying shares of our common stock are issued.

        Performance Shares and Performance Units.    The Compensation Committee may grant Performance Awards. Each Performance Award will specify the "Performance Objectives" that must be achieved before that Award will become vested and payable. The Compensation Committee also may specify a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

        Performance Objectives may be described in terms of company-wide objectives or objectives that are related to the performance of an individual Participant or the division, department, or function within the company or our affiliate. Performance Objectives may be measured on an absolute or relative basis. Relative performance may be measured by comparison to a group of peer companies or to a financial market index. Performance Objectives shall be limited to specified levels of or increases in one or more of the following: return on equity; diluted earnings per share; net earnings; total earnings; earnings growth; return on capital; working capital turnover; return on assets; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; sales; sales growth; gross margin; return on investment; increase in the fair market value per share; share price (including but not limited to, growth measures and total stockholder return); operating profit; cash flow (including, but not limited to, operating cash flow and free cash flow); cash flow return on investment (which equals net cash flow divided by total capital); inventory turns; financial return ratios; total return to stockholders; market share; earnings measures/ratios; economic value added; balance sheet measurements including (but not limited to receivable turnover); internal rate of return; and expense targets.

        Each Performance Award shall have an initial value that is established by the Compensation Committee at the time of grant. Each Performance Share shall have an initial value equal to the fair market value of our common stock on the date of grant. In addition to any other non-performance terms included in the related agreement, the Compensation Committee will set the applicable Performance Objectives in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units or Performance Shares, as the case may be, that will be paid out to the Participant.

        Other Share-based Awards.    The Compensation Committee may in its sole discretion grant any other Share or Share-related awards to an eligible person under the Plan that the Compensation Committee deems appropriate, including, but not limited to, stock appreciation rights, bargain purchases of shares of our common stock, bonuses of shares of our common stock and the grant of shares of our common stock based on performance or upon the satisfaction of other conditions. With respect to stock appreciation rights, no stock appreciation right granted under the Plan shall be exercisable after the expiration of ten (10) years from the date it was granted.

Adjustments for Recapitalization, Merger, etc. of the Company

        The aggregate number of Reserved Shares, Awards granted under the Plan and any agreements evidencing such Awards, the maximum number of shares of our common stock subject to all Awards and the maximum number of shares of our common stock with respect to which any one person may be granted Awards shall be subject to adjustment or substitution, as determined by the Compensation Committee in its sole discretion, as to the number, price or kind of Share or other consideration subject to such Awards or as otherwise determined by the Compensation Committee to be equitable (i) in the event of changes in the outstanding shares of our common stock or in the capital structure of the company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, participants in the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan.

        Notwithstanding the above, in the event that: (i) the company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by stockholders of the company in a form other than stock or other equity interests of the surviving entity; (ii) all or substantially all of the assets of the company are acquired by another person; (iii) the reorganization or liquidation of the company; or (iv) the company shall enter into a written agreement to undergo an event described in clauses (i), (ii) or (iii) above, then the Compensation Committee may, in its discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of our common stock received or to be received by other stockholders of the company in the event.

Change of Control

        The Compensation Committee, in its sole discretion, may (but need not) provide in any Award agreement that, in the event of a Change in Control (as defined in the Plan), notwithstanding any vesting schedule otherwise effective with respect to the Award, (i) in the case of Options or stock appreciation rights, the Award shall become immediately exercisable with respect to 100 percent of the shares of our common stock subject thereto, (ii) in the case of Restricted Shares, any restrictions shall expire immediately with respect to 100 percent of such Restricted Shares and (iii) in the case of any other Award, including Restricted Stock Units, any other vesting or restricted period to which such Award is subject shall expire as to 100 percent of such Award.

        The Plan defines a Change of Control as the occurrence of any of the following events:

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  a change in ownership or control of the company effected through a transaction or series of related transactions (other than an offering of our common stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any "person" (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934) or any two or more persons deemed to be one "person" (as used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934), other than the company or any of its affiliates, or an employee benefit plan maintained by the company or any of its affiliates, directly or indirectly acquire "beneficial ownership" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of securities of the company possessing more than fifty percent (50%) of the total combined voting power of the company's securities outstanding immediately after such acquisition; or

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  the date upon which individuals who, as of May 20, 2010 (the effective date of the amended and restated plan), constitute the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the May 20, 2010, whose election, or nomination for election by the company's stockholders, was approved by a vote of at least a majority of the directors then constituting the

    Incumbent Board shall be considered as though such individual were a member of the Incumbent Board since May 24, 2011, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

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  the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the company to any "person" (as defined in Section 3(a)(9) of the Securities Exchange Act) or to any two or more persons deemed to be one "person" (as used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act) other than the company's affiliates.

        The Compensation Committee may, by a written determination prior to the consummation of an event or transaction, determine that such event or transaction does not constitute a Change in Control, provided that the Committee reasonably concludes that such event or transaction (i) is not likely to result in a significant change to the identities of the persons functioning as senior management of the company, either immediately in the foreseeable future (it being understood that the Compensation Committee need not conclude that no changes in senior management are likely to occur), and (ii) is not likely to result in control of the Board (or a significant portion of the Board's functions) being transferred to a single person other than an affiliate of the company or any employee benefit plan (or related trust) sponsored or maintained by the company or an affiliate of the company, either immediately or in the foreseeable future.

Market Value

        The closing price of the shares of our common stock on the New York Stock Exchange on April 2, 2012, was $25.92 per share.

Term; Amendment and Termination

        The term of the Plan extends to May 20, 2020. The Compensation Committee may amend the Plan from time to time, as it deems appropriate, subject to any applicable law or rule(s) promulgated by the principal national securities exchange on which the Stock is listed and traded at the time of such amendment. The Compensation Committee, however, may not amend any provision relating to ISOs, the Plan's share reserve or the provision relating to Plan amendment without the approval of the Board. Unless otherwise determined by the Compensation Committee, no amendment to this Plan may deprive a participant of any Award or rights with respect to an Award without the participant's consent.

Transferability

        Unless otherwise determined by the Compensation Committee, no Award granted under the Plan may be transferred by the participant to whom it is granted other than by beneficiary designation, will, or pursuant to the laws of descent and distribution.

Tax Gross-Up

        Prior to April 1, 2012, the Compensation Committee had the discretion to provide in any Award agreement for the payment of additional amounts in respect of the Award in order to make a Participant whole for some or all of the excise taxes imposed on a participant pursuant to Section 4999 of the Code in the event that the grant, exercise, vesting or payment of such Award is deemed to be an "excess parachute payment" for purposes of Section 280G of the Code. Effective April 1, 2012, the Compensation Committee and the full Board amended the Plan, subject to stockholder approval, to remove the Compensation Committee's discretion in this area for all Awards made and associated Award agreements that are effective after April 1, 2012.

 Federal Tax Consequences

        The following is a brief discussion of our beliefs regarding the Federal income tax consequences of transactions with respect to Options and OSOs under the Plan based on the Code, as in effect as of the date of this summary. This discussion is not intended to be exhaustive and does not describe any state or local tax consequences. Holders of awards under the Plan should consult with their own tax advisors.

        ISOs.    No taxable income is realized by the optionee upon the grant or exercise of an ISO. If shares of our common stock are issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (i) upon the sale of such shares, any amount realized in excess of the Option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the company for Federal income tax purposes.

        If the shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, generally, (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares and (ii) the company will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee upon the sale of the shares of our common stock will be taxed as short-term or long-term capital gain (or loss), depending on how long the shares have been held, and will not result in any deduction by us.

        If an ISO is exercised more than three months following termination of employment (subject to certain exceptions for disability or death), the exercise of the Option will generally be taxed as the exercise of a NQSO, as described below.

        For purposes of determining whether an optionee is subject to alternative minimum tax liability, an optionee who exercises an ISO generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the shares of our common stock so acquired, in the same manner as if the optionee had exercised a NQSO. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her "regular" income tax liability. As a result, a taxpayer has to determine his/her potential liability under the alternative minimum tax.

        NQSOs.    With respect to NQSOs: (i) no income is realized by the optionee at the time the Option is granted; (ii) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the excess, if any, of the fair market value of the shares of our common stock on such date over the exercise price, and the company is generally entitled to a tax deduction in the same amount, subject to applicable tax withholding requirements; and (iii) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares of our common stock have been held.

        OSOs.    Participants who receive OSOs will be taxed at ordinary income rates, at the time an OSO is exercised, on the fair market value of the shares of our common stock and cash received in connection with such exercise, and we generally will be entitled to a deduction equal to the amount of ordinary income so recognized.

        Restricted Shares or Restricted Stock Units.    Participants who receive Restricted Shares or Restricted Stock Units will be taxed at ordinary income rates, at the time the restrictions lapse, on the fair market value of the shares of our common stock underlying those vested Restricted Shares or Restricted Stock

Units, and we generally will be entitled to a deduction equal to the amount of ordinary income so recognized.

        Performance Awards.    Participants who receive Performance Awards will be taxed at ordinary income rates, at the time a Performance Award is settled, on the fair market value of the shares of our common stock and/or cash received in connection with such settlement, and we generally will be entitled to a deduction equal to the amount of ordinary income so recognized.

Repricings

        Notwithstanding any provision of the Plan, repricing of Awards is not be permitted without stockholder approval. For this purpose, a "repricing" means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Award to lower its exercise price (other than on account of capital adjustments resulting from share splits, etc., as described in the Plan and other than on account of adjustments associated with the initial exercise price of an Award of OSOs); (ii) any other action that is treated as "repricing" under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Award in exchange for another Award at a time when its exercise price is greater than the fair market value of the underlying shares of our common stock, unless the cancellation and exchange occurs in connection with capital adjustments resulting from share splits, etc., as described in the Plan.

Special Rules Applicable to Corporate Insiders

        As a result of the rules under Section 16(b) of the Exchange Act ("Section 16(b)"), and depending upon the particular exemption from the provisions of Section 16(b) utilized, officers and directors of the company and persons owning more than 10 percent of the outstanding shares of our common stock ("Insiders") may not receive the same tax treatment as set forth above with respect to the Options and other Share-based awards. Generally, Insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to the sale of such shares of our common stock. Insiders should check with their own tax advisers to ascertain the appropriate tax treatment for any particular Award.

New Plan Benefits

        The grant of OSOs, Options, Restricted Shares and other share-based awards under the Plan is entirely within the discretion of the Compensation Committee. As of the date of the mailing of this proxy statement, we cannot determine the number of OSOs, Option, Restricted Share and other Share-based awards that will be granted in the future. Therefore, we have omitted the tabular disclosure of the benefits or amounts allocated under the Plan.

Vote Required

        The affirmative vote of a majority of the votes cast by holders of our common stock present in person or by proxy at the Annual Meeting is required for approval of this Stock Plan Proposal.

        The Board has unanimously adopted a resolution seeking stockholder approval of, and recommends that you vote FOR, this proposal.

RATIFICATION OF RIGHTS AGREEMENT PROPOSAL

        We are asking stockholders to ratify the adoption of the Rights Agreement, which is designed to protect our U.S. net operating loss carryforwards from limitations pursuant to Section 382 under the U.S. Internal Revenue Code of 1986, as amended.

        On April 10, 2011, we entered into a Rights Agreement with Wells Fargo Bank, N.A., as Rights Agent, dated as of April 10, 2011. Pursuant to the Rights Agreement we issued the Rights (as defined below). We adopted the Rights Agreement and issued the Rights in an effort to deter acquisitions of our common stock that would potentially limit our ability to use our built in losses and any resulting net loss carryforwards to reduce potential future federal income tax obligations.

        At the time that we adopted the Rights Agreement and issued the Rights, we provided that the Rights would expire on the earliest of:

  •
  October 5, 2014;

  •
  the time at which the Rights are redeemed;

  •
  the time at which the Rights are exchanged;

  •
  the time at which the Board determines that our Net Operating Losses, or the NOLs, are utilized in all material respects or that an ownership change under Section 382 of the Internal Revenue Code would not adversely effect in any material respect the time period in which we could use the NOLs, or materially impair the amount of the NOLs that we could use in any particular time period, for applicable tax purposes;

  •
  October 3, 2012, if approval of the Rights Agreement by the affirmative vote of the holders of a majority of the voting power of our outstanding common stock has not been obtained prior to that date; or

  •
  a determination by the Board, prior to the Distribution Date (as defined below), that the Rights Agreement and the Rights are no longer in our best interests and the best interests of our stockholders.

The Board believes that the continued effectiveness of the Rights Agreement remain in our best interest and the best interest of the stockholders to protect our NOLs from limitations pursuant to Section 382 under the U.S. Internal Revenue Code of 1986, as amended.

Description of the Rights Agreement and the Rights

        General.    Under the Rights Agreement, from and after the record date of April 21, 2011, each share of our common stock carries with it one preferred share purchase right, which is referred to as a Right, until the Distribution Date (as defined below) or earlier expiration of the Rights, which is also described below.

        In general terms, the Rights will impose a significant penalty upon any person that, together with all Affiliates and Associates (each as defined in the Rights Agreement) of such person, acquires 4.9% or more of our outstanding common stock after April 10, 2011. Stockholders that owned 4.9% or more of our outstanding common stock as of the close of business on April 10, 2011 do not trigger the Rights so long as they do not (i) acquire additional shares of our common stock representing one-half of one percent (0.5%) or more of the shares of our common stock outstanding at the time of such acquisition or (ii) fall under 4.9% ownership of our common stock and then re-acquire shares that in the aggregate equal 4.9% or more of our common stock.

        A person will not trigger the Rights solely as a result of (a) any transaction that the Board determines, in its sole discretion, is an exempt transaction for purposes of triggering the Rights and

(b) any acquisition that occurred or may be deemed to have occurred as a result of our acquisition of Global Crossing Limited.

        STT Crossing Ltd. and its Affiliates and Associates are exempt for the purposes of the Rights Agreement, unless and until STT Crossing Ltd. (or any Affiliates of STT Crossing Ltd.) acquires any of our common stock other than (a) pursuant to a transaction that is permitted under Section 4 of the STT Stockholder Rights Agreement or (b) any transfers of our common stock or other of our equity interests between STT Crossing Ltd. and its Affiliates. In addition, any entity or person to whom STT Crossing transfers any amount of our common stock permitted by Section 4.3(iii) of the STT Stockholder Rights Agreement are exempt for the purposes of the Rights Agreement unless and until that entity or person (or any Affiliates or Associates of that entity or person) acquires any additional shares of our common stock.

        Southeastern Asset Management, Inc. and its Affiliates and Associates are also exempt for the purposes of the Rights Agreement, unless and until Southeastern Asset Management (or any Affiliates of Southeastern Asset Management) acquires any of our common stock other than in a transaction that is permitted under Section 4 of the Standstill Agreement between us and Southeastern Asset Management dated May 20, 2011, as amended.

        The Board may, in its sole discretion prior to the Distribution Date, exempt any person or group for purposes of the Rights Agreement if it determines the acquisition by such person or group will not jeopardize the our tax benefits or is otherwise in our best interests. Any person that acquires shares of our common stock in violation of these limitations is known as an "Acquiring Person."

        While the Rights Agreement was implemented by the Board in an effort to deter acquisitions of our common stock that would potentially limit our ability to use our built in losses and any resulting net loss carryforwards to reduce potential U.S. federal income tax obligations, these acquisitions may still occur. In addition, the Rights Agreement may make it more difficult and more expensive to acquire us, and may discourage open market purchases of our common stock or a non-negotiated tender or exchange offer for our common stock. Accordingly, the Rights Agreement may limit a stockholder's ability to realize a premium over the market price of our common stock in connection with any acquisition transaction.

        The Rights.    From the record date of April 21, 2011, until the Distribution Date or earlier expiration of the Rights, the Rights will trade with, and will be inseparable from, our common stock. New Rights will also accompany any new shares of our common stock that we issue after April 21, 2011 until the Distribution Date or earlier expiration of the Rights.

        Exercise Price.    Each Right will allow its holder to purchase from us fifteen ten-thousandths (0.0015) of a share of Series B Junior Participating Preferred Stock (a "Preferred Share") for $9.00, subject to adjustment (the "Exercise Price"), once the Rights become exercisable. This portion of a Preferred Share will give the stockholder approximately the same dividend and liquidation rights as would one share of our common stock. Prior to exercise, the Right does not give its holder any dividend, voting, or liquidation rights.

        Exercisability.    The Rights will not be exercisable until 15 business days after the public announcement that a person or group has become an Acquiring Person unless the Rights Agreement has been terminated or the Rights have been redeemed (as described below).

        The date when the Rights become exercisable is the "Distribution Date." Until that date or earlier expiration of the Rights, our common stock will also evidence the Rights, and any transfer of shares of our common stock constitutes a transfer of Rights. After the Distribution Date, the Rights will separate from our common stock and be evidenced by book-entry credits or by Rights certificates that we will mail to all eligible holders of our common stock. Any Rights held by an Acquiring Person, or any Affiliates or Associates of the Acquiring Person, are void and may not be exercised.

        Consequences of a Person or Group Becoming an Acquiring Person.    If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person, or any Affiliates or Associates of the Acquiring Person, may, upon payment of the Exercise Price, purchase shares of our common stock with a market value of twice the Exercise Price, based on the 'current per share market price' of our common stock (as defined in the Rights Agreement) on the date of the acquisition that resulted in such person or group becoming an Acquiring Person.

        Exchange.    After a person or group becomes an Acquiring Person, the Board may extinguish the Rights by exchanging one share of our common stock or an equivalent security for each Right, other than Rights held by the Acquiring Person, or any Affiliates or Associates of the Acquiring Person.

        Preferred Share Provisions.    Each one ten-thousandth of a Preferred Share, if issued:

  •
  will not be redeemable;

  •
  will entitle its holder to dividends equal to the dividends, if any, paid on one share of our common stock;

  •
  will entitle its holder upon liquidation either to receive $1.00 or an amount equal to the payment made on one share of our common stock, whichever is greater;

  •
  will vote together with our common stock as one class on all matters submitted to a vote of our stockholders and will have the same voting power as one share of our common stock, except as otherwise provided by law; and

  •
  will entitle holders to a per share payment equal to the payment made on one share of our common stock, if shares of our common stock are exchanged via merger, consolidation, or a similar transaction.

The value of one ten-thousandth interest in a Preferred Share is expected to approximate the value of one share of our common stock.

        Expiration.    The Rights will expire as described above.

        Redemption.    The Board may redeem the Rights for $0.0015 per Right at any time before the Distribution Date. If the Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $0.0015 per Right. The redemption price will be adjusted if we have a stock split or stock dividends of our common stock.

        Anti-Dilution Provisions.    The Board may adjust the Exercise Price, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, or a reclassification of the Preferred Shares or our common stock.

        Amendments.    The terms of the Rights Agreement may be amended by the Board without the consent of the holders of the Rights. After the Distribution Date, the Board may not amend the agreement in a way that adversely affects holders of the Rights (other than an Acquiring Person, or an Affiliate or Associate of an Acquiring Person).

Vote Required

        The affirmative vote of stockholders holding at least a majority of the outstanding shares of our common stock is required for approval of this proposal.

        The Board has unanimously adopted a resolution seeking stockholder approval of, and recommends that you vote FOR, this proposal.

 VOTE ON COMPENSATION PROPOSAL

        Under the rules of the SEC, we are required to provide you with the opportunity to cast a vote on the compensation for our Named Executive Officers. This proposal is frequently referred to as a "say-on-pay" vote. This vote is on an advisory basis. Our executive compensation program is intended to attract, retain and motivate the executive talent required to achieve our corporate objectives and increase stockholder value.

        As part of our efforts to satisfy the need to attract, retain and motivate the individuals who possess the skills necessary to grow our business, management and our Compensation Committee believe that our compensation programs should reflect our compensation philosophy. This philosophy includes the following core beliefs:

  •
  our employees should be rewarded fairly and competitively through a mix of base salary, short- and long-term incentives, benefits, career growth and development opportunities and a work environment that allows our employees to achieve results;

  •
  our compensation programs should be flexible in order to meet the needs of our business and are reviewed from time to time as appropriate by our Compensation Committee;

  •
  employee ownership demonstrates an economic stake in our business that aligns employees' interests with those of our stockholders;

  •
  our compensation programs in particular for our more senior employees should be based heavily on creating long-term value, which we believe is best measured by stock price performance;

  •
  our compensation programs are supported by an effective performance review and management process; and

  •
  we provide an above-market total compensation opportunity for exceeding expected performance.

        Our executive compensation program is described in the Compensation Discussion and Analysis, or CD&A, related compensation tables and other narrative executive compensation disclosures required by the disclosure rules of the SEC, all of which are found in this Proxy Statement. In particular, the CD&A, beginning on page 22 of this Proxy Statement, describes our executive compensation program in detail, and we encourage you to review it.

        Since the vote on this proposal is advisory, it is not binding on us. Nonetheless, the Compensation Committee, which is responsible for approving the overall design and administering certain aspects of the executive compensation program, will take into account the outcome of the vote when making future executive compensation decisions. The Board of Directors recommends that you approve the following resolution that will be submitted for a vote at the 2012 Annual Meeting in support of our executive compensation program:

  RESOLVED, that the compensation paid to the company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in the Proxy Statement, is hereby APPROVED.

        The Board unanimously recommends a vote FOR, this proposal

        Unless you specify otherwise, the Board intends the accompanying Proxy to be voted for this item.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of our common stock, as of March 15, 2012, by Level 3's directors, the Named Executive Officers, and the directors and executive officers as a group, and each person known by us to beneficially own more than five percent of our outstanding common stock.

Name	Number of Shares of Common Stock	Percent of Common Stock Beneficially Owned(%)
James Q. Crowe(1)	470,392	*
Sunit S. Patel(2)	82,883	*
Charles C. Miller, III(3)	86,041	*
Jeff K. Storey(4)	139,872	*
Thomas C. Stortz(5)	58,647	*
Walter Scott, Jr.(6)	1,936,216	*
Kevin P. Chilton	0	*
Archie R. Clemins	37,566	*
Steven T. Clontz	36,500	*
James O. Ellis, Jr.	38,509	*
Richard R. Jaros	117,738	*
Michael J. Mahoney	33,389	*
Peter Seah Lim Huat	37,616	*
John T. Reed(7)	56,665	*
Albert C. Yates	33,915	*
Directors and Executive Officers as a Group (19 persons)(8)	3,412,530	1.6
STT Stockholder Group(9)	50,498,593	24.3
Southeastern Asset Management, Inc.(10)	44,150,956	20.8
Fairfax Financial Holdings(11)	15,708,920	7.6
Loomis Sayles & Co., L.P.(12)	11,397,331	5.2

*
Less than 1%.

(1)
Includes 6,739 RSUs, the restrictions on which will lapse within 60 days of March 15, 2012, and 480 shares issuable upon settlement of OSOs that will settle within 60 days of March 15, 2012, assuming the value of those OSOs as of March 15, 2012.

(2)
Includes 1,797 RSUs, the restrictions on which will lapse within 60 days of March 15, 2012, and 128 shares issuable upon settlement of OSOs that will settle within 60 days of March 15, 2012, assuming the value of those OSOs as of March 15, 2012 and 1,000 shares of our common stock held in an individual retirement account.

(3)
Includes 2,289 RSUs, the restrictions on which will lapse within 60 days of March 15, 2012, and 163 shares issuable upon settlement of OSOs that will settle within 60 days of March 15, 2012, assuming the value of those OSOs as of March 15, 2012.

(4)
Includes 2,094 RSUs, the restrictions on which will lapse within 60 days of March 15, 2012, and 209 shares issuable upon settlement of OSOs that will settle within 60 days of March 15, 2012, assuming the value of those OSOs as of March 15, 2012.

(5)
Includes 1,909 RSUs, the restrictions on which will lapse within 60 days of March 15, 2012, and 136 shares issuable upon settlement of OSOs that will settle within 60 days of March 15, 2012, assuming the value of those OSOs as of March 15, 2012.

(6)
Includes 6,646 shares of our common stock held by the Suzanne Scott Irrevocable Trust as to which Mr. Scott shares voting and investment powers and 20,085 shares of our common stock held indirectly by Mr. Scott.

(7)
Includes 16,666 shares of our common stock held in Mr. Reed's individual retirement account and 6,666 shares of our common stock held by Reed Capital Partners, LLC, of which Mr. Reed and his spouse hold none of the membership interests. Mr. Reed disclaims beneficial ownership of any shares of our common stock held by Reed Capital Partners, LLC.

(8)
Includes 16,478 RSUs, the restrictions on which will lapse within 60 days of March 15, 2012, and 1,248 shares issuable upon settlement of OSOs that will settle within 60 days of March 15, 2012, assuming the value of those OSOs as of March 15, 2012.

(9)
Based on information provided in Amendment No. 1 to Schedule 13D filed by these stockholders on December 2, 2011. STT Crossing Ltd. ("STT Crossing") is an indirect subsidiary of Temasek Holdings (Private) Limited ("Temasek"), its ultimate parent entity, and is located at 10 Frere Felix de Valois Street, Port Louis, Mauritius. As of December 31, 2011, STT Crossing owned 50,498,593 shares of common stock. Temasek, through its ultimate ownership of STT Crossing, may be deemed to have voting and dispositive power over all these shares; however, pursuant to Rule 13d-4 under the Exchange Act, Temasek expressly disclaims beneficial ownership of these shares.

(10)
Address for Southeastern Asset Management, Inc., Longleaf Partners Fund and Mr. O. Mason Hawkins is 6410 Poplar Avenue, Suite 900, Memphis, Tennessee 38119. The following information is based solely on Southeastern Asset Management, Inc.'s Schedule 13G filed with the SEC on February 6, 2012. Percentage of our outstanding common stock is as reported in their Schedule 13G.

Information presented is presented by Southeastern Asset Management, Inc. as a registered investment adviser. All of the securities reported by Southeastern Asset Management are owned legally by Southeastern Asset Management, Inc.'s investment advisory clients and none are owned directly or indirectly by Southeastern Asset Management, Inc. Includes 13,285,436 shares of our common stock (6.3%) beneficially owned by Longleaf Partners Fund, a series of Longleaf Partners Fund Trust, of which Southeastern Asset Management, Inc. shares voting and dispositive power. Southeastern Asset Management, Inc. exercises sole dispositive power with respect to 25,911,787 shares of our common stock beneficially owned by discretionary managed accounts, 18,239,169 shares of our common stock beneficially owned by discretionary managed accounts for which Southeastern Asset Management has shared dispositive power. Also includes 22,591,534 shares of our common stock held by discretionary managed accounts for which Southeastern Asset Management, Inc. has sole voting power, 18,239,169 shares of our common stock held by discretionary managed accounts for which Southeastern Asset Management, Inc. has shared voting power and 3,320,253 shares of our common stock held by discretionary managed accounts for which Southeastern Asset Management, Inc. has no voting power.

The shares of our common stock beneficially owned by Southeastern Asset Management includes 4,137,849 shares issuable upon conversion of convertible notes prior to the transaction described above under "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS—Related Party Transactions—Southeastern Asset Management—15% Convertible Senior Notes due 2013."

Mr. O Mason Hawkins, Chairman of the Board and C.E.O. of Southeastern Asset Management, Inc., may be deemed to beneficially own the Level 3 common stock held by Southeastern Asset Management, Inc. Mr. Hawkins disclaims beneficial ownership of such common stock.

  See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS—Related Party Transactions—Southeastern Asset Management—15% Convertible Senior Notes due 2013," for additional information.

(11)
The following information is based solely on Fairfax Financial Holdings Limited's Schedule 13G filed with the SEC on February 14, 2012. Percentage of our outstanding common stock is as reported in their Schedule 13G. The information provided is for Fairfax Financial Holdings Limited ("Fairfax"), a corporation incorporated under the laws of Canada includes information for V. Prem Watsa, an individual; 1109519 Ontario Limited ("1109519"), a corporation incorporated under the laws of Ontario; The Sixty Two Investment Company Limited ("Sixty Two"), a corporation incorporated under the laws of British Columbia; and 810679 Ontario Limited ("810679"), a corporation incorporated under the laws of Ontario. The business addresses for Fairfax, Mr. Watsa, 1109519 and 810679 is 95 Wellington Street West, Suite 800, Toronto, Ontario M5J 2N7; and the business address for Sixty Two is 1600 Cathedral Place, 925 West Georgia St., Vancouver, British Columbia V6C 3L3.

Fairfax, Mr. Watsa, 1109519, 810679 and Sixty Two share voting and dispositive power with respect to 15,708,920 shares of our common stock.

Certain of the shares of common stock beneficially owned are held by subsidiaries of Fairfax and by the pension plans of certain subsidiaries of Fairfax, and certain of the convertible debt securities that are convertible into shares of our common stock beneficially owned are held by subsidiaries of Fairfax, which subsidiaries and pension plans have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such securities. No such interest of a subsidiary or pension plan relates to more than 5% of the class of our common stock.

Shares of our common stock reported as beneficially owned include shares of our common stock issuable upon conversion of certain convertible debt securities.

Neither the filing of the Schedule 13G nor the information contained therein shall be deemed to constitute an affirmation by Mr. Watsa, 1109519, Sixty Two, 810679, Fairfax, OdysseyRe or Odyssey America that such person is the beneficial owner of the shares referred to therein for purposes of Section 13(d) or 13(g) of the Securities Exchange Act of 1934, or for any other purpose, and such beneficial ownership is expressly disclaimed.

(12)
Address for Loomis Sayles & Co., L.P. is One Financial Center, Boston, MA 02111. The following information is based solely on Loomis Sayles & Co., L.P. ("Loomis") Schedule 13G filed with the SEC on February 14, 2012. Percentage of our outstanding common stock is as reported in their Schedule 13G.

Information presented is presented by Loomis as a registered investment adviser. All of the securities reported by Loomis are owned legally by Loomis's investment advisory clients and none are owned directly or indirectly by Loomis. Loomis exercises sole dispositive power with respect to 11,397,331 shares of our common stock beneficially owned by discretionary managed accounts. Also includes 10,805,414 shares of our common stock held by discretionary managed accounts for which Loomis has sole voting power, 217,286 shares of our common stock held by discretionary managed accounts for which Loomis has shared voting power.

Shares of our common stock reported as beneficially owned include shares of our common stock issuable upon conversion of certain convertible debt securities.

Loomis disclaims any beneficial interest in any of the foregoing securities.

Certain of the shares of common stock beneficially owned are held by Loomis's clients that have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such securities. No such client relates to more than 5% of the class of our common stock.

 OTHER MATTERS

        It is not anticipated that any matters other than those described in this Proxy Statement will be brought before the Annual Meeting. If any other matters are presented, however, it is the intention of the persons named in the proxy to vote the proxy in accordance with the discretion of the persons named in the proxy.

FUTURE STOCKHOLDER PROPOSALS

        A stockholder who would like to have a proposal considered for inclusion in our 2013 Proxy Statement must submit the proposal so that it is received by us no later than December 6, 2012. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to the Secretary, Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021.

        If a stockholder does not submit a proposal for inclusion in our 2013 Proxy Statement, but instead wishes to present it directly at the 2013 Annual Meeting of Stockholders, our By-laws require that the stockholder notify us in writing on or before March 25, 2013, but no earlier than February 23, 2013, for the proposal to be included in our proxy material relating to that meeting. Proposals received after March 25, 2013 will not be voted on at the 2013 Annual Meeting. In addition, such proposal must also include a brief description of the business to be brought before the 2013 Annual Meeting, the stockholder's name and record address, the number of shares of our common stock that are owned beneficially or of record by such stockholder, a description of any arrangements or understandings between the stockholder and any other person in connection with such proposal and any material interest of such stockholder in such proposal, and a representation that the stockholder intends to appear in person or by proxy at the 2013 Annual Meeting. If the stockholder wishes to nominate one or more persons for election as a director, such stockholder's notice must comply with additional provisions as set forth in our By-laws, including certain information with respect to the persons nominated for election as directors and any information relating to the stockholder that would be required to be disclosed in a Proxy Statement filing. Any such proposals should be directed to the Secretary, Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021.

Annex 1

AUDIT COMMITTEE REPORT

To the Board of Directors

        The Audit Committee reviews Level 3 Communications, Inc.'s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The company's registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles. We have reviewed and discussed with management the company's audited financial statements as of and for the year ended December 31, 2011.

        The Audit Committee has reviewed and discussed the consolidated financial statements with management and KPMG LLP, the company's independent registered public accounting firm. Management is responsible for the preparation, presentation and integrity of the company's financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Securities Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Securities Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. KPMG LLP is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on the effectiveness of internal control over financial reporting.

        During the course of fiscal 2011, management completed the documentation, testing and evaluation of the company's system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management and KPMG LLP at each regularly scheduled Audit Committee meeting. At the conclusion of the process, management provided the Audit Committee with and the Audit Committee reviewed a report on the effectiveness of the company's internal control over financial reporting. The Audit Committee also reviewed the report of management contained in the company's Form 10-K for the fiscal year ended December 31, 2011 filed with the Securities and Exchange Commission, as well as KPMG LLP's Report of Independent Registered Public Accounting Firm included in the company's Form 10-K related to its audit of (i) the consolidated financial statements and (ii) the effectiveness of internal control over financial reporting. The Audit Committee continues to oversee the company's efforts related to its internal control over financial reporting and management's preparations for the evaluation in fiscal 2012.

        The Audit Committee has discussed with KPMG LLP the matters required to be discussed by statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380) as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T, as may be modified or supplemented. The Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by Rule 3526, Communications with Audit Committees Concerning Independence, by the Professional Standards of the Public Company Accounting Oversight Board (United States), and has discussed with the auditors the auditors' independence.

A-1-1

        Based on the reviews and discussions referred to above, the Audit Committee recommends to the Board of Directors that the financial statements referred to above be included in the company's annual report on Form 10-K for the year ended December 31, 2011.

        The Audit Committee has also considered whether the provision of services by KPMG LLP and its international affiliates not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the company's Forms 10-Q for the quarters ended March 31, 2011, June 30, 2011 and September 30, 2011 is compatible with maintaining KPMG LLP's independence.

        The following table presents fees for professional audit services rendered by KPMG LLP and its international affiliates for the audit of the Level 3 annual financial statements for the years ended December 31, 2011, and 2010 and fees billed for other services rendered by KPMG LLP and its international affiliates during those periods, which have been approved by the Audit Committee.

	2011	2010
Audit Fees(1)	$6,347,000	$2,846,000
Audit-Related Fees(2)	1,083,000	1,338,000
Tax Fees(3)	0	45,000
All Other Fees	0	0

Total Fees	$7,430,000	$4,229,000

(1)
Audit fees consisted principally of fees for the audit of financial statements, including statutory audits of foreign subsidiaries, audit of internal control over financial reporting, and fees relating to comfort letters and registration statements.

(2)
Audit related fees consisted principally of fees for audits of employee benefit plans, agreed-upon procedures reports, due diligence activities, and other audits not required by statute or regulation.

(3)
Tax fees consisted principally of fees for tax consultation and tax compliance activities.

The Audit Committee:
John T. Reed, Chairman
Archie R. Clemins
Michael J. Mahoney

For the year ended December 31, 2011

A-1-2

Annex 2

PROPOSED CERTIFICATE OF AMENDMENT
of
RESTATED CERTIFICATE OF INCORPORATION
of
LEVEL 3 COMMUNICATIONS, INC.

Pursuant to Section 242 of the General Corporation Law

        The undersigned, being a duly appointed officer of Level 3 Communications, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the "DGCL"), for the purpose of amending the Corporation's Restated Certificate of Incorporation, as amended (the "Restated Certificate of Incorporation") filed pursuant to Section 102 of the DGCL, hereby certifies, pursuant to Sections 242 and 103 of the DGCL, as follows:

        FIRST:    That the Board of Directors of the Corporation, at a meeting of the Board of Directors of the Corporation, adopted resolutions setting forth a certain proposed amendment to the Restated Certificate of Incorporation, as amended, declaring said amendment to be advisable, calling for the stockholders of the Corporation to consider said amendment at the next meeting of the stockholders and calling for a special meeting of the stockholders of said corporation for consideration thereof.

        SECOND:    The amendment effected hereby was duly authorized by the Corporation's Board of Directors and stockholders in accordance with the provisions of Sections 141, 228 and 242 of the DGCL and shall be executed, acknowledged and filed in accordance with Section 103 of the DGCL.

        THIRD:    That Article IV of the Restated Certificate of Incorporation, filed with the Secretary of the State of Delaware on May 22, 2008, as amended on May 27, 2009, May 25, 2010, October 3, 2011 and October 19, 2011 is hereby amended in its entirety to read as follows:

"ARTICLE IV
AUTHORIZED CAPITAL STOCK

        The total number of shares of capital stock which the Corporation shall have the authority to issue is 353,333,333, consisting of 343,333,333 shares of Common Stock, par value $.01 per share (the "Common Stock") and 10,000,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock")."

A-2-1

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

Address Change? Mark box, sign, and indicate changes below:   ☐

COMPANY #
TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,

SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

The Board of Directors Recommends a Vote FOR Items 1, 2, 3, 4 and 5.

1.	Election of directors:	01 Walter Scott, Jr. 02 James Q. Crowe	07 Richard R. Jaros 08 Michael J. Mahoney	☐ Vote FOR all nominees	☐ Vote WITHHELD from all nominees
		03 General Kevin P. Chilton	09 Charles C. Miller, III	(except as marked)
		04 Admiral Archie R. Clemins	10 Peter Seah Lim Huat
		05 Steven T. Clontz	11 John T. Reed
		06 Admiral James O. Ellis, Jr.	12 Dr. Albert C. Yates

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.

To approve an amendment to our restated certificate of incorporation increasing the number of authorized shares of our common stock, par value $.01 per share, by 50 million from 293,333,333 to 343,333,333.

		☐ For	☐ Against	☐ Abstain

3.

To approve the amendment of the Level 3 Communications, Inc. Stock Plan to increase the number of shares of our common stock, par value $.01 per share, that are reserved for issuance under the plan by 6,500,000.

		☐ For	☐ Against	☐ Abstain

4.

To ratify the implementation of a Rights Agreement that is designed to protect our U.S. net operating loss carryforwards from limitations pursuant to Section 382 under the U.S. Internal Revenue Code of 1986, as amended.

		☐ For	☐ Against	☐ Abstain

5.	To approve the named executive officer compensation, which vote is on an advisory basis.	☐ For	☐ Against	☐ Abstain

6.	To authorize the transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS WHERE A CHOICE IS NOT SPECIFIED.

Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

LEVEL 3 COMMUNICATIONS, INC.

ANNUAL MEETING OF STOCKHOLDERS

Thursday, May 24, 2012
9:00 a.m.

Headquarters of Level 3 Communications, Inc.

1025 Eldorado Blvd.
Broomfield, Colorado 80021

Level 3 Communications, Inc. 1025 Eldorado Boulevard Broomfield, CO 80021	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 24, 2012.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

By signing the proxy, you revoke all prior proxies and appoint Thomas C. Stortz and Neil J. Eckstein, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments or postponements as described in the Notice of Annual Meeting and Proxy Statement dated April 5, 2012, receipt of which is hereby acknowledged.

The proxies will vote as the Board of Directors recommends where a choice is not specified.

The undersigned, as a participant in the Level 3 Communications, Inc. 401(k) Plan (“the Plan”), hereby directs Wells Fargo Bank, N.A. as Trustee for the Plan, to vote all shares of common stock of Level 3 Communications, Inc. allocated to my account in the Plan as of March 30, 2012. I understand that I am to mail this proxy card to Wells Fargo Shareowner Services, acting as tabulation agent, or vote by phone or by using the Internet as described on the reverse side of this card, and that my instructions must be received by Wells Fargo Shareowner Services no later than midnight on May 21, 2012. If my instructions are not received by that date, or if the voting instructions are invalid because this form is not properly signed and dated, the shares in my account in the Level 3 Communications, Inc. 401(k) Plan will be voted in accordance with the terms of the Plan document and any other shares will not be voted.

Vote by Internet, Telephone or Mail

24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET/MOBILE	PHONE	MAIL
www.eproxy.com/lvlt	1-800-560-1965

Use the Internet to vote your proxy until 12:00 p.m. (CT) on May 23, 2012.	Use a touch-tone telephone to vote your proxy until 12:00 p.m. (CT) on May 23, 2012.	Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.